UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Apogee Enterprises, Inc.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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May 12, 2014

Dear Shareholder:

You are cordially invited to attend the 2014 Annual Meeting of Shareholders of Apogee Enterprises, Inc. to be held at Apogee’s headquarters, 4400 West 78th Street, Suite 520, Minneapolis, Minnesota, commencing at 9:30 a.m. Central Daylight Time on Wednesday, June 25, 2014. The Corporate Secretary’s formal notice of the meeting and the proxy statement appear on the following pages and describe the matters to come before the meeting.

We hope that you will be able to attend the meeting, and we look forward to seeing you. Even if you plan to attend the meeting, we urge you to vote your shares by either Internet or mail as promptly as possible so your shares will be represented at the annual meeting. Instructions on voting your shares are on the Notice of Internet Availability of Proxy Materials you received for the annual meeting. If you received paper copies of our proxy materials, instructions on the two ways to vote your shares can be found on the enclosed proxy form. Internet voting facilities for shareholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time (10:59 p.m. Central Daylight Time) on June 24, 2014. If you attend the meeting in person and you are a shareholder of record, you may at that time revoke any proxy previously given and vote in person, if desired.

Sincerely,

Joseph F. Puishys	Bernard P. Aldrich
Chief Executive Officer	Chair of the Board of Directors

APOGEE ENTERPRISES, INC.

4400 West 78th Street

Suite 520

Minneapolis, Minnesota 55435

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on June 25, 2014

NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Shareholders of Apogee Enterprises, Inc. will be held at Apogee’s headquarters, 4400 West 78th Street, Suite 520, Minneapolis, Minnesota, commencing at 9:30 a.m. Central Daylight Time on Wednesday, June 25, 2014 for the following purposes:

1.	Election of two Class I directors for three-year terms ending in the year 2017 and one Class III director for a two-year term ending in the year 2016;

2.	Advisory approval of Apogee’s executive compensation;

3.	To consider and act upon a proposal to approve the 2014 Restatement of the Apogee Enterprises, Inc. 2009 Non-Employee Director Stock Incentive Plan;

4.	To consider and act upon a proposal to approve the 2014 Restatement of the Apogee Enterprises, Inc. Deferred Compensation Plan for Non-Employee Directors;

5.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2015; and

6.	Transaction of such other business as may properly be brought before the meeting.

The Board of Directors has fixed May 2, 2014 as the record date for the meeting. Only shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting.

Pursuant to rules adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2014 proxy statement and our fiscal 2014 Annual Report to Shareholders online. Shareholders who have received the Notice will not be sent a printed copy of our proxy materials in the mail unless they request to receive a printed copy.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 25, 2014: Our 2014 Proxy Statement and our Fiscal 2014 Annual Report to Shareholders are available at www.proxyvote.com.

By Order of the Board of Directors,

Patricia A. Beithon
General Counsel and Corporate Secretary

Minneapolis, Minnesota

May 12, 2014

PROXY STATEMENT

i

ii

PROXY STATEMENT 2014 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 25, 2014

The Board of Directors of Apogee Enterprises, Inc. (“Apogee” or the “Company”) is soliciting proxies for use at our annual meeting of shareholders to be held on Wednesday, June 25, 2014, and at any adjournment of the meeting. We are first making the proxy statement and form proxy card and voting instructions available to our shareholders on or about May 13, 2014.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the meeting?

At our annual meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting of Shareholders. These include:

•	election of directors;

•	advisory approval of Apogee’s executive compensation (the “Say on Pay Proposal”);

•	approving the 2014 Restatement of the Apogee Enterprises, Inc. 2009 Non-Employee Director Stock Incentive Plan (the “Director Stock Plan Proposal”);

•	approving the 2014 Restatement of the Apogee Enterprises, Inc. Non-Employee Director Deferred Compensation Plan (the “Director Deferred Compensation Plan Proposal”); and

•	ratification of the appointment of our independent registered public accounting firm.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we may furnish proxy materials, including this proxy statement and our fiscal 2014 Annual Report to Shareholders, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice”), which was mailed to most of our shareholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. By accessing and reviewing the proxy materials on the Internet, you will save us the cost of printing and mailing these materials to you and reduce the impact of such printing and mailing on the environment. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting such materials provided in the Notice.

How do I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to view the proxy materials for our annual meeting on the Internet.

Who is entitled to vote at the meeting?

Our Board of Directors has set May 2, 2014 as the record date for the annual meeting. If you were a shareholder of record at the close of business on May 2, 2014, you are entitled to notice of and to vote at the annual meeting.

As of the record date, 29,107,469 shares of common stock, par value $0.33-1/3, were issued and outstanding and, therefore, eligible to vote at the annual meeting.

What are my voting rights?

Holders of our common stock are entitled to one vote per share. Therefore, 29,107,469 votes are entitled to be cast at the meeting. There is no cumulative voting.

How many shares must be present to hold the meeting?

In accordance with our Amended and Restated Bylaws, shares equal to at least a majority of the voting power of the outstanding shares of our common stock as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:

•	you are present and vote in person at the meeting;

•	you have properly submitted a proxy via the Internet or by mail, even if you abstain from voting on one or more matters; or

•

you hold your shares in street name (as discussed under “What is the difference between a shareholder of record and a “street name” holder?” on page 3) and you did not provide voting instructions to your broker and your broker uses its discretionary authority to vote your shares on the ratification of the appointment of our independent registered public accounting firm.

How do I vote my shares?

Your vote is important. Because many shareholders do not attend the meeting in person, it is necessary that a large number be represented by proxy. If you are a shareholder of record, you can give a proxy to be voted at the meeting in either of the following ways:

•	electronically via the Internet by following the “Vote by Internet” instructions on the Notice or, if you received paper copies of our proxy materials, the enclosed proxy card; or

•	by completing, signing and mailing the proxy card (if you received paper copies of our proxy materials).

The Internet voting procedure has been set up for your convenience. The procedure has been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly. If you are a shareholder of record and you would like to submit your proxy via the Internet, please refer to the specific instructions provided on the Notice or, if you received paper copies of our proxy materials, the enclosed proxy card. If you received paper copies of our proxy materials and wish to submit your proxy by mail, please return your signed proxy card in the enclosed postage-paid envelope to us before the annual meeting. If you are an employee and received our 2014 proxy materials electronically via the Internet at your company email address, you will only be able to give a proxy to be voted at the meeting electronically via the Internet as described under “How do I vote if my shares are held in the 401(k) retirement plan, employee stock purchase plan or other plans of Apogee?” on page 3.

If you hold your shares in street name, you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or other nominee how to vote your shares.

If you properly submit your proxy via the Internet or return your executed proxy by mail and do not revoke your proxy, it will be voted in the manner you specify.

What is a proxy?

A proxy is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate someone a proxy, you may also direct the proxy how to vote your shares. We refer to this as your “proxy vote.” Three of our executive officers, Joseph F. Puishys, James S. Porter and Patricia A. Beithon, have been designated as the proxies to cast the votes of our shareholders at our 2014 annual meeting.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the voting instruction form provided by the broker, bank, trust or other nominee. Please refer to “How do I vote my shares?” on page 2.

How do I vote if my shares are held in the 401(k) retirement plan, employee stock purchase plan or other plans of Apogee?

If you hold any shares in our 401(k) retirement plan, employee stock purchase plan or other plans of Apogee, your Internet proxy vote or completed proxy card will serve as voting instructions to the plan trustee. However, your voting instructions must be received at least one day prior to the annual meeting in order to count. In accordance with the terms of our 401(k) retirement plan, the trustee will vote all of the shares held in the plan in the same proportion as the actual proxy votes submitted by plan participants at least one day prior to the annual meeting. If you are a participant in our employee stock purchase plan, the plan custodian cannot vote your shares unless it receives timely instructions from you.

If you hold shares in our 401(k) retirement plan, employee stock purchase plan or other plans of Apogee and have a company email address, you will receive our 2014 proxy statement and 2014 Annual Report to Shareholders electronically at your company email address instead of receiving paper copies of these documents or the Notice in the mail. The email will provide instructions and a control number to use to provide voting instructions to the plan trustee via the Internet. If you receive our 2014 proxy statement and 2014 Annual Report to Shareholders electronically, you may only provide voting instructions to the plan trustee via the Internet and you will not receive a proxy card that can be returned by mail.

If you are an employee who received our 2014 proxy statement and 2014 Annual Report to Shareholders electronically and you wish to receive a paper copy of these materials, you should contact:

Internet:	www.apog.com
Email:	IR@apog.com
Telephone:	(877) 752-3432
Facsimile:	(952) 487-7565
Mail:	Investor Relations
Apogee Enterprises, Inc.
4400 West 78th Street, Suite 520
Minneapolis, Minnesota 55435

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or proxy card?

If you receive more than one Notice or proxy card, it means that you hold shares registered in more than one account in different names or variations of your name. To ensure that all of your shares are voted, if you submit your proxy vote via the Internet, vote once for each Notice or proxy card you receive, or sign and return each proxy card.

You may prefer to hold your shares in more than one account, and you are welcome to do so. However, some multiple accounts are unintentional and will occur if one stock purchase is made with a middle initial and a subsequent purchase is made without a middle initial. Please contact our Investor Relations Department at IR@apog.com, (877) 752-3432 (telephone) or (952) 487-7565 (facsimile) for information on how to merge your accounts.

Can I vote my shares in person at the meeting?

If you are a shareholder of record, you may vote your shares in person at the meeting by completing a ballot at the meeting. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

If you hold your shares in street name, you may vote your shares in person at the meeting only if you obtain a signed letter or other proxy from your broker, bank, trust or other nominee giving you the right to vote the shares at the meeting.

If you are a participant in our 401(k) retirement plan, employee stock purchase plan or other plans of Apogee, you may submit a proxy vote as described above, but you may not vote your plan shares in person at the meeting.

What vote is required for the election of directors or for a proposal to be approved?

With respect to the election of directors, in accordance with Minnesota law, the nominees for election as Class I and Class III directors will be elected by a plurality of the votes cast at the annual meeting. This means that since shareholders will be electing two Class I directors and one Class III director, the two nominees for Class I director and one nominee for Class III director receiving the highest number of votes will be elected.

As provided in our Corporate Governance Guidelines, if a majority of our shares that are voted at the meeting are designated to be “withheld” from a director nominee’s election, then such nominee shall offer his or her resignation to our Nominating and Corporate Governance Committee for consideration. Our Nominating and Corporate Governance Committee will evaluate the best interests of Apogee and our shareholders and recommend to our Board of Directors the action to be taken with respect to that director’s offered resignation.

With respect to the Say on Pay Proposal, Director Stock Plan Proposal, Director Deferred Compensation Plan Proposal, and the ratification of the appointment of our independent registered public accounting firm, the affirmative vote of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the annual meeting is required for the approval of those proposals (provided that the total number of shares voted in favor of the proposal constitutes more than 25% of our outstanding shares).

How are votes counted?

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for our Board of Directors. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the Say on Pay Proposal, Director Stock Plan Proposal, Director Deferred Compensation Plan Proposal and the ratification of the appointment of our independent registered public accounting firm.

If you submit your proxy but ABSTAIN from voting or WITHHOLD authority to vote on one or more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter from which you abstained from voting or withheld authority to vote.

If you ABSTAIN from voting on a proposal, your abstention has the same effect as a vote against that proposal. We will not count WITHHOLD authority as either for or against a director nominee, so WITHHOLD authority has no effect on the election of a director; however, if a majority of our shares that are voted at the meeting are designated to be WITHHOLD authority from a director nominee’s election, then such director nominee shall offer his or her resignation to our Nominating and Corporate Governance Committee for consideration, as described under “What vote is required for the election of directors or for a proposal to be approved?” above.

If you hold your shares in street name and do not provide voting instructions to your broker, your shares will be considered “broker non-votes” and will not be voted on any proposal on which your broker does not have discretionary authority to vote under the rules of the New York Stock Exchange. Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum but will not be represented at the meeting for purposes of calculating the vote with respect to such matter or matters. This effectively reduces the number of shares needed to approve such matter or matters. Your broker or other nominee has discretionary authority to vote your shares on the ratification of our independent registered public accounting firm, even if your broker or other nominee does not receive voting instructions from you. Your broker or other nominee does not have discretionary authority to vote your shares on the election of directors, Say on Pay Proposal, Director Stock Plan Proposal or Director Deferred Compensation Plan Proposal if your broker or other nominee does not receive voting instructions from you.

Who will count the vote?

Representatives of Broadridge Financial Solutions, Inc., our tabulating agent, will tabulate the votes and act as independent inspector of election.

How does our Board of Directors recommend that I vote?

Our Board of Directors recommends a vote:

•	FOR all of the director nominees;

•	FOR the Say on Pay Proposal;

•	FOR the Director Stock Plan Proposal;

•	FOR the Director Deferred Compensation Plan Proposal; and

•	FOR ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2015.

What if I do not specify how I want my shares voted?

If you submit your proxy via the Internet or a signed proxy card and do not specify how you want to vote your shares, we will vote your shares:

•	FOR all of the director nominees;

•	FOR the Say on Pay Proposal;

•	FOR the Director Stock Plan Proposal;

•	FOR the Director Deferred Compensation Plan Proposal;

•	FOR ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2015; and

•	in the discretion of the persons named in the proxy on any other matters that properly come before the meeting and as to which we did not have knowledge prior to February 26, 2014.

Can I change my vote after submitting my proxy or voting instructions?

Yes. If you are a shareholder of record, you may revoke your proxy and change your vote at any time before your proxy is voted at the annual meeting, in any of the following ways:

•	by sending a written notice of revocation to our Corporate Secretary;

•	by submitting a later-dated proxy to our Corporate Secretary;

•	by submitting a later-dated proxy via the Internet; or

•	by voting in person at the meeting.

If you hold your shares in street name, you should contact your broker, bank, trust or other nominee for information on how to revoke your voting instructions and provide new voting instructions.

If you hold shares in our 401(k) retirement plan, employee stock purchase plan or other plans of Apogee, you may revoke your proxy and change your voting instructions at any time, but not less than one day before the annual meeting, in any of the following ways:

•	by sending a written notice of revocation to the plan trustee or plan custodian;

•	by submitting a later-dated voting instruction or proxy to the plan trustee or plan custodian; or

•	by submitting a later-dated voting instruction or proxy via the Internet.

Will my vote be kept confidential?

Yes. We have procedures to ensure that, regardless of whether shareholders vote via the Internet, by mail or in person, (1) all proxies, ballots and voting tabulations that identify shareholders are kept permanently confidential, except as disclosure may be required by federal or state law or expressly permitted by a shareholder; and (2) voting tabulations are performed by an independent third party.

How can I attend the meeting?

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the meeting. If you hold your shares in street name, you may also be asked to present proof of ownership to be admitted to the meeting. A recent statement from your broker, or letter from your bank, trust or other nominee are examples of proof of ownership.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers and other nominees for forwarding proxy materials to the beneficial owners of our shares.

We are soliciting proxies primarily by mail and email. In addition, some of our officers and regular employees may solicit the return of proxies by telephone, facsimile, personal interview, email or telegram. These individuals will receive no additional compensation for these services.

How can I communicate with our Board of Directors?

Subject to reasonable constraints of time, topics and rules of order, you may direct comments to or ask questions of our Chair of the Board or Chief Executive Officer during our 2014 Annual Meeting of Shareholders. In addition, you may communicate directly with any director by writing to:

Apogee Directors

Apogee Enterprises, Inc.

4400 West 78th Street, Suite 520

Minneapolis, Minnesota 55435

Attention: Corporate Secretary

Directors@apog.com

Our Corporate Secretary will promptly forward to our Board of Directors or the individually named directors all relevant written communications, as specified in our Corporate Governance Guidelines, received at the above addresses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information concerning beneficial ownership of our common stock outstanding as of May 2, 2014, the record date for our 2014 Annual Meeting of Shareholders, by persons known to us to own more than 5% of our common stock. Unless otherwise indicated, the named holders have sole voting and investment power with respect to the shares beneficially owned by them.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (#)	% of Common Stock Outstanding
BlackRock, Inc.(1)	2,492,464	8.6
Franklin Resources, Inc.(2)	2,294,880	7.9
The Vanguard Group, Inc.(3)	1,879,372	6.5
Westwood Management Corp.(4)	1,538,187	5.3
Dimensional Fund Advisors LP(5)	1,445,851	5.0

(1)

We have relied upon the information provided by BlackRock, Inc. in a Schedule 13G/A reporting information as of December 31, 2013. The Schedule 13G/A was filed by BlackRock, Inc. in its capacity as a parent holding company or control person and indicates that BlackRock, Inc. has sole investment power over 2,492,464 shares and sole voting power over 2,407,574 shares. BlackRock Fund Advisors, a subsidiary of BlackRock, Inc., beneficially owns 5% or greater of the outstanding shares of the security class reported on the Schedule 13G/A. The address for BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022.

(2)

We have relied upon the information provided by Franklin Resources, Inc. (“FRI”), Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisory Services, LLC, an investment advisor (“Franklin”), in a jointly filed Schedule 13G/A reporting information as of December 31, 2013. Direct or indirect subsidiaries of FRI serve as investment managers of one or more open-end or closed-end investment companies or other managed accounts that hold the shares of our common stock in the ordinary course of business. In their capacity as investment managers, the subsidiaries of Franklin exercise sole investment discretion over the securities covered by an investment management agreement. Franklin Advisory Services, LLC has sole investment power over 2,294,880 shares and sole voting power over 2,146,280 shares, in the aggregate, held as of December 31, 2013. Charles B. Johnson and Rupert H. Johnson, Jr., each of whom owns in excess of 10% of the outstanding common stock of FRI, may be deemed to be the beneficial owners of securities held by entities advised by FRI subsidiaries. Franklin, FRI subsidiaries, Charles B. Johnson and Rupert H. Johnson, Jr. each disclaim beneficial ownership of the shares of our common stock. The filing persons and each of the investment management subsidiaries believe that they are not a “group” within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 (the “Exchange Act”). The address for FRI is One Franklin Parkway, San Mateo, CA 94403.

(3)

We have relied upon the information provided by The Vanguard Group, Inc., an investment advisor (“Vanguard”), in a Schedule 13G/A reporting information as of December 31, 2013. Of the shares reported, Vanguard has sole investment power over 1,837,118 shares, shared investment power over 42,254 shares, and sole voting power over 44,554 shares. Vanguard Fiduciary Trust Company, a wholly owned subsidiary of Vanguard, serving as an investment manager of collective trust accounts, is the beneficial owner of 42,254 shares and Vanguard Investments Australia, Ltd., a wholly owned subsidiary of Vanguard, serving as investment manager of Australian investment offerings, is the beneficial owner of 2,300 shares. The address for Vanguard is 100 Vanguard Boulevard, Malvern, PA 19355.

(4)

We have relied upon the information provided by Westwood Management Corp., an investment advisor (“Westwood”), in a Schedule 13G reporting information as of December 31, 2013. Of the shares reported, Westwood has sole investment power over 1,538,187 shares, sole voting power over 1,360,246 shares and shared voting power over 33,361 shares. The address for Westwood is 200 Crescent Court, Suite 1200, Dallas, TX 75201.

(5)

We have relied upon the information provided by Dimensional Fund Advisors LP, an investment advisor (“Dimensional Advisors”), in a Schedule 13G/A reporting information as of December 31, 2013. Dimensional Advisors furnishes investment advice to four investment companies and serves as investment manager to certain commingled group trusts and separate accounts (such investment companies, trusts and accounts are collectively referred to as the “Funds”). Subsidiaries of Dimensional Advisors may act as advisor or sub-advisor to certain Funds. All of the 1,445,851 shares listed are owned by the Funds. The Funds exercise sole investment power over 1,445,851 shares and sole voting power over 1,411,175 shares. The Funds also have the right to receive, or power to direct the receipt of dividends from, or the proceeds from the sale of the securities held in their respective accounts. In its role as investment advisor, sub-advisor and/or manager, Dimensional Advisors and its subsidiaries may be deemed to be beneficial owners of the shares; however, Dimensional Advisors and its subsidiaries disclaim beneficial ownership of such shares. The address for Dimensional Advisors is Palisades West, Building One, 6300 Bee Cave Road, Austin, TX 78746.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table sets forth the number of shares of our common stock beneficially owned as of May 2, 2014, the record date for our 2014 Annual Meeting of Shareholders, by each of our directors, each of our executive officers named in the Summary Compensation Table (our “Named Executive Officers”) and by all of our directors and executive officers as a group.

Amount and Nature of Beneficial Ownership

Name of Beneficial Owner	Shares of Common Stock Held (#)(1)(2)		Shares Underlying Options Exercisable Within 60 Days (#)(3)	Total Beneficial Ownership (#)	% of Common Stock Outstanding	Phantom Stock (#)(4)	Total Stock- Based Ownership (#)(5)

Non-Employee Directors
Bernard P. Aldrich	24,958		31,257	56,215	*	46,447	102,662
Jerome L. Davis	19,569		21,946	41,515	*	33,011	74,526
Sara L. Hays	21,669		16,072	37,741	*	20,881	58,622
John T. Manning	30,937	(6)	—	30,937	*	—	30,937
Robert J. Marzec	25,291		25,383	50,674	*	10,748	61,422
Stephen C. Mitchell(7)	7,933		—	7,933	*	—	7,933
Donald A. Nolan	3,122		—	3,122	*	1,494	4,616
Richard V. Reynolds	23,958		10,000	33,958	*	23,800	57,758
David E. Weiss	22,525		25,383	47,908	*	—	47,908

Named Executive Officers
Joseph F. Puishys	272,287		300,341	572,628	1.9	—	572,628
James S. Porter	134,868		—	134,868	*	—	134,868
Patricia A. Beithon	188,729		—	188,729	*	—	188,729
John A. Klein	15,255		—	15,255	*	—	15,255
Gary R. Johnson	54,208		—	54,208	*	—	54,208
All directors and executive officers as a group (14 persons)	845,309		430,382	1,275,691	4.3	136,381	1,412,072

*	Indicates less than 1%.

(1)

Unless otherwise indicated, the individuals listed in the table have sole voting and investment power with respect to the shares owned by them, and such shares are not subject to any pledge. For our non-employee directors, the number indicated includes shares of restricted stock issued to the named individual pursuant to our 2009 Non-Employee Director Stock Incentive Plan, as amended (2011) (the “Director Stock Plan”). For our executive officers, the number of shares indicated includes shares issued to the named individual pursuant to our 2009 Stock Incentive Plan, as amended (2011) (the “Stock Incentive Plan”), our employee stock purchase plan and our 401(k) retirement plan.

(2)

Includes the following shares of restricted stock issued pursuant to our Director Stock Plan: 7,933 shares for each of Messrs. Aldrich, Davis, Manning, Marzec, Mitchell, Reynolds and Weiss and Ms. Hays; 3,122 shares for Mr. Nolan; and 66,586 shares for all executive officers and directors as a group. All shares of restricted stock held pursuant to our Director Stock Plan are subject to future vesting conditions and holders of such shares have no investment power over such shares.

Includes the following shares issued to our Named Executive Officers pursuant to our Stock Incentive Plan:

Named Executive Officers	Shares of Restricted Stock
Joseph F. Puishys	145,386
James S. Porter	15,185
Patricia A. Beithon	11,987
John A. Klein	5,933
Gary R. Johnson	4,406
All directors and executive officers as a group (14 persons)	182,897

All shares of restricted stock held pursuant to our Stock Incentive Plan are subject to future vesting conditions and the holders of such shares have no investment power over such shares.

(3)	Includes shares underlying stock options exercisable currently or within 60 days of May 2, 2014.

(4)

Includes phantom stock units, each representing the value of one share of our common stock, that are attributable to accounts in our Deferred Compensation Plan for Non-Employee Directors (“Director Deferred Compensation Plan”), which is described under the heading “Director Deferred Compensation Plan” on page 22.

(5)	The amounts in this column are derived by adding the amounts in the “Total Beneficial Ownership” and the “Phantom Stock” columns of the table.

(6)	Includes 1,000 shares held by Mr. Manning’s wife.

(7)	Mr. Mitchell will retire from our Board effective as of our 2014 Annual Meeting of Shareholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our securities to file with the SEC initial reports of ownership of those securities on Form 3 and reports of changes in ownership on Form 4 or Form 5. Specific due dates for these reports have been established by the SEC, and we are required to disclose in this proxy statement any failure to timely file the required reports by these dates. Based solely on our review of the copies of these reports received by us and written representations from our directors and executive officers, we believe that our directors and executive officers complied with all Section 16(a) filing requirements for the fiscal year ended March 1, 2014.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Restated Articles of Incorporation provide that our Board of Directors will be divided into three classes of directors of as nearly equal size as possible and the term of each class of directors is three years. Our articles further provide that the total number of directors will be determined exclusively by our Board of Directors. The term of one class expires each year in rotation. At our 2014 Annual Meeting of Shareholders, the terms of our Class I directors will expire.

Currently, we have ten directors, with four directors serving in Class I; however, Mr. Mitchell, who currently serves as a Class I director with a term expiring at our 2014 Annual Meeting of Shareholders, will retire after 18 years of service on our Board. Our Board has determined to decrease the size of the Board to nine directors.

Robert J. Marzec and Donald A. Nolan have been nominated for re-election to our Board as Class I directors and David E. Weiss has been nominated for re-election to our Board as a Class III director. The Class I and Class III directors elected at our 2014 Annual Meeting of Shareholders will serve until our Annual Meeting of Shareholders in 2017 and 2016, respectively, or until their successors are elected and qualified. Each of the nominees has agreed to serve as a director if elected.

We have no reason to expect that any of the nominees will fail to be a candidate at our 2014 Annual Meeting of Shareholders and, therefore, do not have in mind any substitute or substitutes for any of the nominees. If any of the nominees should be unable to serve as a director, proxies will be voted for a substitute nominee or nominees in accordance with the best judgment of the person or persons acting under the proxies.

Our Board of Directors recommends that you vote FOR the two Class I nominees and one Class III nominee for director. Unless authority for one or more of the nominees is withheld, proxies will be voted FOR the election of each of Messrs. Marzec and Nolan as Class I directors for a three-year term expiring at our 2017 Annual Meeting of Shareholders and FOR the election of Mr. Weiss as a Class III director for a two-year term expiring at our 2016 Annual Meeting of Shareholders.

The nominees for election as directors and the directors whose terms of office will continue after the annual meeting have provided information about themselves in the following section. All of our directors possess the minimum qualities and skills described under “Criteria for Membership on Our Board of Directors” on page 17.

Nominee – Class I Director for Term Expiring in 2017

ROBERT J. MARZEC Age 69 Biography – Retired Audit Partner of PricewaterhouseCoopers LLP, an international public accounting firm. Our director since 2005.

Mr. Marzec retired from PricewaterhouseCoopers LLP in 2002 after spending 36 years in its Assurance and Business Advisory Services (financial and regulatory reporting division). He held various leadership and audit positions, including Managing Partner of the Minneapolis office of PricewaterhouseCoopers, LLP from 1991 to 1998.

Board Committee – Audit Committee Chair.

Key Attributes, Experience and Skills – Mr. Marzec has extensive public accounting and auditing experience at public, private and non-profit organizations and has a strong background in financial controls and reporting, financial management, financial analysis, SEC reporting requirements, mergers and acquisitions, and international business. During his service at PricewaterhouseCoopers LLP and on boards at other public and mutual companies and non-profit organizations, Mr. Marzec gained broad knowledge of many different companies and industries, and public company board and corporate governance practices.

Other Directorships Since 2009 – Formerly a director of Medtox Scientific, Inc. and Health Fitness Corporation.

Nominee – Class I Director for Term Expiring in 2017

DONALD A. NOLAN

Age 53

Biography – President of the Materials Group for Avery Dennison Corporation, a global leader in labeling and packaging materials and solutions, since 2008. Our director since 2013.

Prior to joining Avery Dennison Corporation, Mr. Nolan served in various executive capacities for Valspar Corporation, a global leader in the paint and coatings industry, from 1996 to 2008, including Senior Vice President, Global Packaging and Automotive Coatings; Vice President, Global Packaging; Vice President, Packaging Coatings – Americas; and other marketing and sales and general management positions. Prior to joining Valspar Corporation, Mr. Nolan served in various marketing and sales positions with Loctite Corporation, Ashland Chemical Company and General Electric Company.

Board Committee – Audit Committee Member.

Key Attributes, Experience and Skills – Mr. Nolan brings to our Board 18 years of leadership experience at public companies and extensive expertise and insight to our Board in the areas of manufacturing operations, international business, financial management, product development, leadership development, and supply chain and logistics.

Nominee – Class III Director for Term Expiring in 2016

DAVID E. WEISS

Age 70

Biography – Retired Chairman, President and Chief Executive Officer of Storage Technology Corporation, a publicly-held developer, manufacturer and distributor of data storage solutions for the management, retrieval and protection of business information. Our director since 2005.

Mr. Weiss has 33 years of leadership experience in the computer and information technology industry, serving as Chairman, President and Chief Executive Officer of Storage Technology Corporation from 1996 to 2000 and in other executive positions with Storage Technology Corporation from 1991 to 1996, including Chief Operating Officer, Executive Vice President, Senior Vice President for Marketing and Vice President – Global Marketing. Prior to joining Storage Technology Corporation, Mr. Weiss worked in various engineering management positions with IBM Corporation, a global computer and information technology company, from 1967 to 1991.

Board Committee – Compensation Committee Chair.

Key Attributes, Experience and Skills – As Chairman, President and Chief Executive Officer of Storage Technology Corporation, Mr. Weiss led a global public company and public company board. Through his service at Storage Technology Corporation and IBM Corporation, he gained expertise in the areas of business operations, strategy development, information technology, mergers and acquisitions, financial management, leadership development and succession planning, executive compensation, marketing, investor relations and corporate governance.

Class II Director – Term Expiring in 2015

BERNARD P. ALDRICH

Age 64

Biography – Retired Chief Executive Officer and President of Rimage Corporation (now Qumu Corporation), a publicly-held  designer  and  manufacturer of on-demand publishing and duplicating systems for CD and DVD – recordable media. Our director since 1999.

Mr. Aldrich retired as Chief Executive Officer and President and a director of Rimage Corporation in 2009, after 12 years of service in those capacities. Prior to joining Rimage Corporation in 1997, he served as President of several manufacturing companies controlled by Activar, Inc., an industrial plastics and construction supply company, from 1995 to 1996. Mr. Aldrich served as President of Colwell Industries, a company that designs, manufactures and distributes color merchandising tools, from 1992 to 1994 and as Chief Financial Officer of Advance Machine Co., a manufacturer and supplier of equipment for the commercial floor care industry, from 1973 to 1991.

Board Position – Non-Executive Chair of the Board since 2011.

Key Attributes, Experience and Skills – Mr. Aldrich has 13 years of public company operational experience, eight years of private company operational experience and 18 years of private company financial management experience. In addition to leading companies, he has a background and expertise in manufacturing operations, financial management, global markets, executive compensation, leadership development and corporate governance. Mr. Aldrich also has experience leading a public company board.

Other Directorships Since 2009 – Formerly a director of Rimage Corporation (now Qumu Corporation).

Class II Director – Term Expiring in 2015

JOHN T. MANNING

Age 65

Biography – Retired Vice Chairman and Audit Partner of BDO Seidman LLP (now BDO USA, LLP), the U.S. member firm of BDO International Limited, an international public accounting firm. Our director since 2005.

Mr. Manning retired from BDO Seidman LLP in 2000 after 27 years of service. During his tenure with BDO Seidman LLP (and its affiliate, BDO International Limited), he worked in various management positions for 12 years, including Vice Chairman from 1995 to 1999, Managing Partner of the Richmond, Virginia office from 1990 to 1991, and various management positions in the international headquarters in Brussels, Belgium from 1992 to 1995. Prior to moving into management with BDO Seidman LLP, Mr. Manning spent 15 years providing auditing services to BDO Seidman LLP’s clients.

Board Committees – Audit Committee and Nominating and Corporate Governance Committee Member.

Key Attributes, Experience and Skills – Mr. Manning has extensive public accounting, auditing and management experience. For over 15 years, he held leadership positions at BDO Seidman LLP and BDO International Limited with responsibilities for domestic and global strategy development and execution. He also led BDO Seidman LLP’s enterprise risk management program for over five years. During his tenure at BDO Seidman LLP, he gained broad knowledge of many different industries, including a specialty in the commercial construction industry, and experience working with public, private and not-for-profit boards. Mr. Manning has background and expertise in financial management, strategic planning, information technology, leadership development, risk assessment and mitigation, human resources, and international operations. Mr. Manning also has experience serving on public and private company boards.

Class II Director – Term Expiring in 2015

JOSEPH F. PUISHYS Age 56 Biography – Our Chief Executive Officer and President and director since August 2011.

Prior to joining our Company, Mr. Puishys served in various leadership positions at Honeywell International, Inc., a Fortune 100 diversified technology and manufacturing company, for over 32 years. He served as President of Honeywell Environment & Combustion Controls from 2008 to 2011; President of Honeywell Building Solutions from 2005 to 2008; President of Honeywell Building Solutions, America from 2004 to 2005; President of Bendix Friction Materials from 2002 to 2004; Vice President and General Manager of Garrett Engine Boosting Systems from 2000 to 2002; Vice President and General Manager, Aftermarket, Allied Signal Turbocharging Systems from 1996 to 2000; Vice President, Logistics, Allied Signal Automotive Products Group from 1992 to 1996; and various accounting and financial positions from 1979 to 1992.

Key Attributes, Experience and Skills – Mr. Puishys brings to our Board 32 years of experience at a Fortune 100 company and extensive expertise and insight in the areas of the commercial building and construction industry, global markets, sales and operations, business building, mergers and acquisitions, operational excellence, leadership development and financial management.

Other Directorships Since 2009 – Director of Arctic Cat Inc.

Class III Director – Term Expiring in 2016

JEROME L. DAVIS

Age 59

Biography – Former Corporate Vice President of Food and Retail for Waste Management, Inc., the leading provider of integrated environmental solutions in North America, from January 2010 to

June 2012. Our director since 2004.

Mr. Davis was President of Jerome L. Davis & Associates, LLC, a consulting firm focusing on executive coaching and leadership development, from 2006 until December 2009.

Mr. Davis was Global Vice President, Service Excellence for Electronic Data Systems, a business and technology services company, from July 2003 to October 2005. From May 2001 to July 2003, he served in various capacities at Electronic Data Systems, including Chief Client Executive Officer and President, Americas for Business Process Management. Prior to joining Electronic Data Systems, Mr. Davis served as President and Executive Officer of the Commercial Solutions Division of Maytag Corporation, a home and commercial appliance company, from October 1999 until May 2001. He served as Senior Vice President of Sales and Corporate Officer for Maytag’s Appliances Division from March 1998 to September 1999. From March 1992 to February 1998, Mr. Davis was Vice President of National Accounts and Area Vice President for Frito Lay, a global food company. Mr. Davis also held various sales and marketing positions with Proctor & Gamble, a global consumer products company, from 1977 to 1992.

Board Committees – Compensation Committee and Nominating and Corporate Governance Committee Member.

Key Attributes, Experience and Skills – Mr. Davis brings to our Board 30 years of experience in Fortune 500 companies and extensive expertise and insight in the areas of marketing and sales, strategy development, international business, leadership development, succession planning, executive compensation and information technology. His role on another public company board provides him with public company board and corporate governance experience.

Other Directorships Since 2009 – Director of GameStop Corp.

Class III Director – Term Expiring in 2016

SARA L. HAYS Age 49 Biography – Principal of SLH Advisors, a privately-held project management and consulting services firm, since May 2011. Our director since 2005.

Ms. Hays served as Managing Director, Operations and General Counsel and member of the Executive and Investment Committees of Wrightwood Capital LLC (now part of Ares Management LLC), a real estate finance and investment company, from April 2005 through April 2011. Prior to joining Wrightwood Capital LLC, she spent over 10 years at Hyatt Hotels, a global hospitality company, initially as Development Counsel, structuring and negotiating management, venture, development and finance agreements, and ultimately serving as Senior Vice President and General Counsel and a member of Hyatt Hotels’ Managing Committee responsible for managing the legal risks associated with Hyatt Hotels’ worldwide operations, transactions and owned assets. Before joining Hyatt Hotels, Ms. Hays was an associate practicing commercial real estate law with the Chicago law firm of Coffield Ungaretti & Harris (now Ungaretti & Harris) from 1989 to 1994. Ms. Hays holds an MBA from Kellogg School of Management and a JD from Northwestern University School of Law.

Board Committee – Nominating and Corporate Governance Committee Chair.

Key Attributes, Experience and Skills – Ms. Hays has over 24 years of experience as a strategic business partner and counsel to senior executives and board members in the commercial real estate, finance and hospitality industries with particular expertise in the areas of operations and strategic planning, complex transactions, including acquisitions, debt and equity structuring and workouts, fund formation and management, legal and risk management, investor relations and corporate governance. Ms. Hays has over 17 years of service as in-house counsel to corporations (14 years as a general counsel) and has managed a broad range of legal, enterprise risk, regulatory, compliance and corporate governance issues. Ms. Hays also has private company and non-profit board experience.

Class III Director – Term Expiring in 2016

RICHARD V. REYNOLDS Age 65 Biography – Lieutenant General, U.S. Air Force, retired. Owner of The Van Fleet Group, LLC, a privately-held aerospace consulting firm. Our director since 2006.

General Reynolds retired from the U.S. Air Force in 2005 after 34 years of service, having served as Vice Commander, Air Force Materiel Command from 2003 to 2005; Commander, Aeronautical Systems Center of Air Force Materiel Command from 2001 to 2003; Commander, Air Force Flight Test Center of Air Force Materiel Command from 1998 to 2001; Program Executive Officer, Airlift and Trainers of the Air Force Program Executive Office from 1996 to 1998 and various other operational and leadership positions from 1971 to 1996.

General Reynolds formed The Van Fleet Group, LLC in 2006. He also served as Senior Manager/Senior Business Advisor of BearingPoint, Inc., an international management and technology consulting firm, from 2006 to 2009.

Board Committees – Audit Committee and Compensation Committee Member.

Key Attributes, Experience and Skills – General Reynolds’ service in senior leadership positions in the U.S. Air Force provides valuable business, leadership and management experience, including expertise in government contracting and procurement, risk assessment and mitigation, supply chain and logistics management, information technology and leadership development. General Reynolds also has experience serving on public and private company and non-profit boards.

Other Directorships Since 2009 – Allison Transmission Holdings, Inc.

CORPORATE GOVERNANCE

Corporate Governance Section of Our Web Site

Information relative to our corporate governance is available on our web site at www.apog.com by clicking on “Corporate Governance” and then the applicable document or information. This information includes:

•	Board of Directors – Background, Experience and Independence
•	Board Committees – Current Members
•	Board Committee Charters
•	How to Contact the Board
•	Management – Background and Experience
•	Our Code of Business Ethics and Conduct
•	Our Corporate Governance Guidelines
•	Our Restated Articles of Incorporation
•	Our Amended and Restated Bylaws

We will provide copies of any of the foregoing information without charge upon written request to: Corporate Secretary, Apogee Enterprises, Inc., 4400 West 78th Street, Suite 520, Minneapolis, Minnesota 55435.

Code of Business Ethics and Conduct

Our Board of Directors has adopted our Code of Business Ethics and Conduct (our “Code of Conduct”), which is a statement of our high standards for ethical behavior and legal compliance. All of our employees, including our executive officers, and all members of our Board of Directors are required to comply with our Code of Conduct.

Corporate Governance Guidelines

Our Corporate Governance Guidelines outline the role, composition, qualifications, operation and other policies applicable to our Board of Directors and are revised as necessary to continue to reflect evolving corporate governance practices.

Board Independence

Under our Corporate Governance Guidelines, a substantial majority of the directors on our Board, and all members of our Audit, Compensation, and Nominating and Corporate Governance Committees must be independent. Each year, in accordance with NASDAQ rules, our Board of Directors affirmatively determines the independence of each director and nominee for election as a director in accordance with guidelines it has adopted, which include all elements of independence set forth in the NASDAQ listing standards.

Our Nominating and Corporate Governance Committee reviewed the applicable legal standards for Board member and Board committee member independence. In making its independence recommendation, our Nominating and Corporate Governance Committee reviewed a summary of the answers to annual questionnaires completed by each Board member regarding employment, business, familial, compensation and other relationships with Apogee and our management. Our Nominating and Corporate Governance Committee reported on its review to our Board of Directors. Based on this review, our Board of Directors has determined that the following non-employee directors are independent and have no material relationship with us except serving as a director and holding shares of our common stock: Bernard P. Aldrich, Jerome L. Davis, Sara L. Hays, John T. Manning, Robert J. Marzec, Stephen C. Mitchell, Donald A. Nolan, Richard V. Reynolds and David E. Weiss. Our Board of Directors has determined that Joseph F. Puishys is not independent because he serves as our Chief Executive Officer and President.

Stock Ownership Guidelines for Non-Employee Directors

Our Board of Directors believes that non-employee directors should have a significant equity interest in Apogee and established voluntary stock ownership guidelines for directors in 2002. The guidelines encourage share ownership by our directors in an amount having a market value of $150,000 (three times the current annual Board retainer of $50,000) to be achieved within five years of first being elected as a director. In calculating share ownership of our non-employee directors, we include shares of restricted stock issued pursuant to our Director Stock Plan and phantom stock units under our Director Deferred Compensation Plan, but do not include unexercised stock options. As of February 28, 2014, the last trading day of fiscal 2014, all our non-employee directors whose terms continue after our 2014 Annual Meeting of Shareholders met our stock ownership guidelines, except for Donald A. Nolan, who joined our Board on June 26, 2013 and is making progress toward meeting his stock ownership guideline within the required time period.

Retirement Policy

Our Board of Directors has established a policy that, unless otherwise approved by a majority of our directors, no individual who is over 72 years of age may be elected to serve as a director.

Procedures for Shareholder Recommendations or Nominations of Director Candidates

Our Nominating and Corporate Governance Committee considers recommendations of director candidates. A shareholder who wishes to recommend a director candidate to our Board of Directors for nomination by our Board of Directors at our annual meeting or for vacancies on our Board of Directors that arise between meetings must provide our Nominating and Corporate Governance Committee with sufficient written documentation to permit a determination by our Board of Directors as to whether such candidate meets the required and desired director selection criteria set forth in our Corporate Governance Guidelines and the factors discussed below under the heading “Criteria for Membership on Our Board of Directors.” Such documentation and the name of the director candidate must be sent by U.S. mail to our Corporate Secretary at the address indicated on the Notice of Annual Meeting of Shareholders. Our Corporate Secretary will send properly submitted shareholder recommendations to the Chair of our Nominating and Corporate Governance Committee for consideration at a future committee meeting.

Alternatively, shareholders may directly nominate a person for election to our Board of Directors by complying with the procedures set forth in our Amended and Restated Bylaws and the rules and regulations of the SEC. Our Amended and Restated Bylaws are available on our website at www.apog.com by clicking on “Corporate Governance,” then “Bylaws.” Any shareholder nominations of director candidates for the 2015 election of directors should be submitted to our Corporate Secretary at the address indicated on the Notice of Annual Meeting of Shareholders no later than February 27, 2015.

Director candidates recommended by shareholders in compliance with these procedures and who meet the criteria outlined above will be evaluated by our Nominating and Corporate Governance Committee in the same manner as nominees proposed by other sources.

Criteria for Membership on Our Board of Directors

Our Corporate Governance Guidelines outline our director qualification standards. Director candidates should possess the highest personal and professional ethics, integrity and values; be committed to representing the long-term interests of our stakeholders; have an inquisitive and objective perspective, practical wisdom and mature judgment; and be willing to challenge management in a constructive manner. Our Board of Directors strives for membership that is diverse in gender, ethnicity, age, geographic location, and business skills and experience at policy-making levels. In addition, director candidates must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serving on our Board of Directors for an extended period of time.

Our Nominating and Corporate Governance Committee’s procedure for reviewing the qualifications of all nominees for membership on our Board of Directors include making a preliminary assessment of each proposed nominee, based upon resume and biographical information, willingness to serve, and other background information, business experience and leadership skills. All director candidates who continue in the process are then interviewed by members of our Nominating and Corporate Governance Committee and a majority of our other current directors. Our Nominating and Corporate Governance Committee makes recommendations to our Board of Directors for inclusion in the slate of director nominees at a meeting of shareholders, or for appointment by our Board of Directors to fill a vacancy. Prior to recommending a director to stand for re-election for another term, our Nominating and Corporate Governance Committee applies its director candidate selection criteria, including a director’s past contributions to our Board of Directors, effectiveness as a director and desire to continue to serve as a director.

Board Meetings and 2013 Annual Meeting of Shareholders

During fiscal 2014, our Board of Directors met five times and our non-employee directors met in executive session without our Chief Executive Officer or any other members of management being present four times. Each of our directors attended at least 75% of the regularly scheduled and special meetings of our Board of Directors and the Board committees on which he or she served that were held during the time he or she was a director during fiscal 2014.

All members of our Board of Directors are expected to attend our annual meetings of shareholders and all ten of the members of our Board of Directors attended our 2013 Annual Meeting of Shareholders.

Board Committee Membership, Meetings and Responsibilities

We currently have three standing Board committees: Audit, Compensation, and Nominating and Corporate Governance. Each of those Committees consists entirely of independent, non-employee directors. On June 26, 2013, we disbanded our Strategy and Enterprise Risk Committee, with the full Board assuming oversight for strategy and enterprise risk. Each Committee operates under a written charter which is available on our website at www.apog.com (“Corporate Governance”).

The table below provides fiscal 2014 membership and meeting information for each of our standing Board committees.

Name	Audit Committee		Compensation Committee		Nominating and Corporate Governance Committee		Strategy and Enterprise Risk Committee(1)
Bernard P. Aldrich(2)
Jerome L. Davis			M		M
Sara L. Hays	M	(3)			C	(4)	M	(3)
John T. Manning	M				M	(4)	C	(3)
Robert J. Marzec	C				M	(3)
Stephen C. Mitchell			M		C/M	(5)
Donald A. Nolan	M	(4)
Joseph F. Puishys							M	(3)
Richard V. Reynolds	M		M	(4)			M	(3)
David E. Weiss			C				M	(3)
Fiscal 2014 Meetings	9		7		4		1
Fiscal 2014 Executive Sessions	5		5		3		1

C = Committee Chair      M = Committee Member

(1)	Our Strategy and Enterprise Risk Committee disbanded on June 26, 2013.

(2)	Mr. Aldrich serves as Non-Executive Chair of our Board.

(3)	Through June 26, 2013.

(4)	Since June 26, 2013.

(5)	Mr. Mitchell served as Chair of our Nominating and Corporate Governance Committee through June 26, 2013 and continued to serve as a member of such Committee after such date.

The primary functions of each of our current Board Committees are described below.

Board Committee	Responsibilities

AUDIT COMMITTEE

All Members Independent

This Committee has oversight responsibilities for our independent registered public accounting firm.

Each member meets the independence and experience requirements of the NASDAQ listing standards and the SEC.

John T. Manning and Robert J. Marzec are each “audit committee financial experts” under the rules of the SEC.

•   Directly responsible for the appointment, compensation, retention and oversight of the work of the firm that serves as the independent accountants to audit our financial statements.

•   Oversees our system of financial controls and internal audit procedures.

•   Oversees our program to ensure compliance with legal and regulatory requirements and ethical business practices.

•   Assesses and establishes policies and procedures to manage our financial reporting and internal control risk.

•   Establishes policies and procedures for the pre-approval of all services by our independent registered public accounting firm.

•   Oversees our internal audit function.

•   Establishes procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters.

•   Considers the accountants’ independence.

COMPENSATION COMMITTEE

All Members Independent

This Committee administers our executive compensation program.

Each member is a “non-employee” director, as defined in the Exchange Act, and is an “outside director” as defined in Section 162(m) of the Internal Revenue Code.

•   Establishes our executive compensation philosophy and compensation programs that comply with this philosophy.

•   Determines the compensation of our executive officers and other members of senior management.

•   Administers our stock incentive plans in which our employees participate.

•   Administers our annual cash and long-term incentive plans for executive officers and other members of senior management.

•   Reviews its decisions on compensation for our Chief Executive Officer with the full Board of Directors prior to communicating those decisions to our Chief Executive Officer.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE All Members Independent This Committee identifies and evaluates Board candidates and oversees our corporate governance practices.

•   Establishes and implements procedures to review the qualifications for membership on our Board of Directors, including nominees recommended by shareholders.

•   Assesses our compliance with our Corporate Governance Guidelines.

•   Reviews our organizational structure and succession plans.

•   Makes recommendations to our Board of Directors regarding the composition and responsibilities of our Board committees and compensation for directors.

•   Conducts an annual performance review of our Board committees and Board of Directors as a whole and our directors whose terms are expiring at that year’s annual meeting of shareholders.

•   Conducts an annual review of the performance of our Chief Executive Officer, which includes soliciting assessments from all non-employee directors.

Risk Oversight by Our Board of Directors

Our Board of Directors oversees our enterprise risk management processes, focusing on our business and strategic, financial, operational, information technology, and overall enterprise risk. In deciding to disband our Strategy and Enterprise Risk Committee on June 26, 2013, our Board determined that oversight of our Company’s strategy and overall enterprise risk management program would be more effective if performed by the full Board utilizing the skills and experiences of all Board members. In addition, our Board of Directors executes its overall responsibility for risk management through its Committees, as follows:

•

Our Audit Committee has primary responsibility for risks relating to the reliability of our financial reporting processes, system of internal controls and corporate compliance program. Our Audit Committee receives quarterly reports from management, our independent registered public accounting firm and internal audit partner regarding our financial reporting processes, internal controls and public filings. It also receives quarterly updates from management regarding Code of Conduct issues, litigation and legal claims, and other compliance matters.

•

Our Compensation Committee, with assistance from its independent compensation consultant, oversees the risks associated with our compensation programs, policies and practices with respect to both executive compensation and compensation generally.

•

Our Nominating and Corporate Governance Committee oversees the risks associated with succession planning, non-employee director compensation, overall Board of Directors and Board Committee performance and corporate governance practices.

Our Board of Directors is kept abreast of the risk oversight efforts by our Committees through reports to our full Board by our Committee Chairs presented at each quarterly meeting of our Board of Directors. Our Board of Directors considers specific risk topics, including risks associated with our strategic plan, mergers and acquisitions, and market risks.

Board Leadership Structure

Our Board of Directors separated the roles of Chair of the Board and Chief Executive Officer and appointed Mr. Aldrich as the Non-Executive Chair of our Board in January 2011. In this capacity, Mr. Aldrich has chaired the meetings of our Board of Directors and executive sessions of our independent directors. The Non-Executive Chair of our Board, in consultation with our Chief Executive Officer, establishes the agenda for each meeting of our Board of Directors.

We believe our Board leadership structure supports the risk oversight function of our Board of Directors. In addition to having a Non-Executive Chair of the Board, strong independent directors chair each of our Board Committees, there is open communication between management and our directors, and all of our directors are actively involved in the risk oversight function.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have established written policies and procedures (the “Related Person Transaction Policy”) to assist us in reviewing transactions in excess of $120,000 involving our Company and our subsidiaries and Related Persons (“Related Person Transactions”). A Related Person includes our Company’s directors, director nominees and executive officers, beneficial owners of 5% or more of our Company’s common stock and their respective Immediate Family Members (as defined in our Related Person Transaction Policy). Our Related Person Transaction Policy supplements our Code of Conduct Conflict of Interest Policy (the “Conflict of Interest Policy”), which applies to all of our employees and directors.

Our Related Person Transaction Policy requires any Related Person Transaction to be promptly reported to the Chair of our Nominating and Corporate Governance Committee. In approving, ratifying or rejecting a Related Person Transaction, our Nominating and Corporate Governance Committee will consider such information as it deems important to determine if the Related Person Transaction is fair to our Company. Our Conflict of Interest Policy requires our employees and directors to report to our General Counsel any potential conflict of interest situations involving an employee or director or their Immediate Family Members. During fiscal 2014, there were no Related Person Transactions.

NON-EMPLOYEE DIRECTOR COMPENSATION

Non-Employee Director Compensation Arrangements During Fiscal 2014

Our Board of Directors approves the compensation for members of our Board of Directors and Board Committees based on the recommendations of our Nominating and Corporate Governance Committee. We target compensation for service on our Board of Directors and Board committees generally at the median for board service at companies in our peer group of companies, using the same peer group used for executive compensation purposes described under the heading “Competitive Market” on page 33. Generally, our Nominating and Corporate Governance Committee reviews and discusses the compensation data and analysis provided by management using a third party compensation database. Our Chief Executive Officer participates in the discussions on compensation for members of our Board of Directors. Directors who are employees receive no additional compensation for serving on our Board of Directors.

Our non-employee directors receive cash compensation in the form of cash retainers and equity compensation in the form of restricted stock awards, as described under the heading “Restricted Stock Awards” on page 22. Mr. Puishys, our only employee director, receives no additional compensation for serving on our Board of Directors.

The following table describes the compensation arrangements with our non-employee directors for fiscal 2014.

Compensation	Fiscal 2014

Annual Cash Retainers:
Non-Executive Chair of the Board(1) (2)	$110,000
Board Member(2)	50,000
Audit Committee Chair	30,000
Audit Committee Member	15,000
Compensation Committee Chair	20,000
Compensation Committee Member	10,000
Nominating and Corporate Governance Committee Chair	20,000
Nominating and Corporate Governance Committee Member	10,000
Strategy and Enterprise Risk Committee Chair(3)	20,000
Strategy and Enterprise Risk Committee Member(3)	10,000

Equity Grant	A time-based restricted stock award of 3,122 shares that vests over three years.

Charitable Matching Contributions Program for Non-Employee Directors	$2,000 maximum aggregate annual match.

(1)	We pay an annual cash retainer to our Non-Executive Chair of the Board and do not pay any other cash compensation to him for service on our Board of Directors.

(2)	Our Board of Directors increased the annual retainers for the Non-Executive Chair by $10,000 to $110,000 and for Board members by $10,000 to $50,000 effective as of July 1, 2013.

(3)	On June 26, 2013, our Strategy and Enterprise Risk Committee was disbanded and the cash retainers were paid only for that portion of the year the Committee was in existence.

Restricted Stock Awards

Restricted stock awards to non-employee directors are issued pursuant to our Director Stock Plan. Each non-employee director receives a time-based restricted stock award on the date he or she is first elected to our Board and annually on the date of our annual meeting of shareholders if his or her term continues after such meeting. The number of shares of restricted stock subject to the award is determined by our Board of Directors, after recommendation by our Nominating and Corporate Governance Committee and in consideration of various factors, including our performance, market data and trends, performance by our Board as a whole and the equity-based compensation received by non-employee directors approximating the 50th percentile of our peer group of companies, using the same peer group of companies used for executive compensation purposes. The outstanding time-based restricted stock awards vest in three annual installments over the three-year vesting period.

Director Deferred Compensation Plan

Our Director Deferred Compensation Plan was adopted by our Board of Directors to encourage our non-employee directors to continue to make contributions to the growth and profits of Apogee and to increase their ownership of shares of our common stock, thereby aligning their interests in the long-term success of Apogee with that of our other shareholders. Under the plan, participants may elect to defer all or a portion of their annual retainer into deferred stock accounts. There is no Company match on amounts deferred by our non-employee directors under such plan. Each participating director receives a credit of shares of our common stock in an amount equal to the amount deferred divided by the fair market value of one share of our common stock as of the crediting date. These accounts also are credited, as of the crediting date, with an amount equal to the dividend paid on one share of our common stock multiplied by the number of shares credited to each account. Participating directors may elect to receive the amounts credited to their accounts at a fixed date, at age 70 or following death or retirement from our Board of Directors. The amounts are paid out in the form of shares of our common stock (plus cash in lieu of fractional shares) either in a lump sum or in installments, at the participating director’s election. This plan is an unfunded, book-entry, “phantom stock unit” plan, as no trust or other vehicle has been established to hold any shares of our common stock.

Charitable Matching Contributions Program for Non-Employee Directors

Under our Charitable Matching Contributions Program for Non-Employee Directors, we match cash or publicly-traded stock contributions made by our non-employee directors to charitable organizations that are exempt from federal income tax up to a maximum aggregate amount of $2,000 per eligible non-employee director per calendar year.

Fiscal 2014 Non-Employee Director Compensation Table

The following table shows the compensation paid to our non-employee directors for fiscal 2014.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Bernard P. Aldrich	106,667(4)	74,990	22,554	204,211
Jerome L. Davis	66,667	74,990	17,494	159,151
Sara L. Hays	68,333	74,990	13,163	156,486
John T. Manning	75,000	74,990	5,492	155,482
Robert J. Marzec	80,000	74,990	9,440	164,430
Stephen C. Mitchell	70,000	74,990	5,492	150,482
Donald A. Nolan(5)	43,333	74,990	1,024	119,347
Richard V. Reynolds	71,667	74,990	14,235	160,892
David E. Weiss	70,000	74,990	5,492	150,482

(1)

Includes cash retainers deferred by non-employee directors under our Director Deferred Compensation Plan, as further described under the heading “Director Deferred Compensation Plan” on page 22. During fiscal 2014, Messrs. Davis and Nolan were our only non-employee directors to make deferrals of their annual cash retainers pursuant to our Director Deferred Compensation Plan, deferring $16,667 and $32,500, respectively, of their fiscal 2014 retainers.

(2)

The amounts in this column are calculated based on the fair market value of our common stock on the date the award was made in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). Each non-employee director received a time-based restricted stock award of 3,122 shares on June 26, 2013. The closing price of our common stock on the NASDAQ Global Select Market on June 26, 2013, the date of grant, was $24.02. The table below sets forth certain information with respect to the aggregate number of shares of unvested restricted stock and vested options to purchase shares of our common stock held by our non-employee directors as of March 1, 2014, the end of fiscal 2014. Our non-employee directors did not hold any unvested stock options as of March 1, 2014.

Name	Aggregate Number of Shares of Restricted Stock (#)	Aggregate Number of Stock Options (#)
Bernard P. Aldrich	7,933	31,257
Jerome L. Davis	7,933	21,946
Sara L. Hays	7,933	16,072
John T. Manning	7,933	—
Robert J. Marzec	7,933	25,383
Stephen C. Mitchell	7,933	—
Donald A. Nolan	3,122	—
Richard V. Reynolds	7,933	10,000
David E. Weiss	7,933	25,383

(3)

This column includes the dividend equivalents paid on phantom stock units pursuant to our Director Deferred Compensation Plan, dividends paid on shares of restricted stock issued pursuant to our Director Stock Plan and matching contributions pursuant to our Charitable Matching Contributions Program for Non-Employee Directors. The table below sets forth the amounts contributed or paid by the Company for our non-employee directors pursuant to such plans with respect to fiscal 2014.

Name	Dividend Equivalents Paid on Phantom Stock Units Held in our Director Deferred Compensation Plan ($)	Dividends Paid on Shares of Restricted Stock Issued Pursuant to our Director Stock Plan ($)	Matching Contributions under our Charitable Matching Contributions Program for Non-Employee Directors ($)	Total All Other Compensation ($)
Bernard P. Aldrich	17,062	3,492	2,000	22,554
Jerome L. Davis	12,002	3,492	2,000	17,494
Sara L. Hays	7,671	3,492	2,000	13,163
John T. Manning	—	3,492	2,000	5,492
Robert J. Marzec	3,948	3,492	2,000	9,440
Stephen C. Mitchell	—	3,492	2,000	5,492
Donald A. Nolan	150	874	—	1,024
Richard V. Reynolds	8,743	3,492	2,000	14,235
David E. Weiss	—	3,492	2,000	5,492

(4)	We increased the annual retainer for service as our Non-Executive Chair by $10,000 on July 1, 2014, the fifth month in fiscal 2014.

(5)	Mr. Nolan joined our Board of Directors on June 26, 2013.

EXECUTIVE COMPENSATION

Compensation Committee Report

Our Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis section with management and the Committee’s independent compensation consultant. Based on its review and discussions with management, our Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2014 proxy statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended March 1, 2014.

Compensation Committee of the

Board of Directors of Apogee

David E. Weiss, Chair

Jerome L. Davis

Stephen C. Mitchell

Richard V. Reynolds

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes Apogee’s executive compensation program for fiscal 2014, and certain elements of the fiscal 2015 program. In particular, this section explains how our Compensation Committee (the “Committee”) made decisions related to compensation for our executives, including our Named Executive Officers, for fiscal 2014.

Our Named Executive Officers for fiscal 2014 were:

Joseph F. Puishys, Chief Executive Officer and President

James S. Porter, Chief Financial Officer

Patricia A. Beithon, General Counsel and Corporate Secretary

John A. Klein, Senior Vice President, Operations and Supply Chain Management

Gary R. Johnson, Vice President and Treasurer

Messrs. Porter, Klein and Johnson and Ms. Beithon are collectively referred to as our “Other Named Executive Officers” in this Compensation Discussion and Analysis section.

Executive Summary

About Apogee. Our Company is a leader in technologies involving the design and development of value-added glass products and services for the commercial construction and picture framing industries. We are a leading fabricator of coated, high performance architectural glass for global markets. We are one of the largest U.S. full-service building glass installation and renovation companies. We design, engineer, fabricate and finish aluminum frames for window, curtainwall and storefront systems that comprise the outside skin of buildings in North America. We also provide value-added glass and acrylic for the custom picture framing market sector.

Our Fiscal 2014 Performance. Our Company delivered another year of significant growth as we executed on our business strategies in commercial construction market sectors that are showing some improvement. Our Company benefitted from increased sales, improving pricing and project margins in our segments serving the commercial construction market sectors, along with better execution.

•	We grew revenues 10% over fiscal 2013, with all of our segments showing growth in revenues.

•	We had operating income of $40,285,000, up 47% over operating income of $27,419,000 in fiscal 2013.

•	We increased our operating margin 130 basis points to 5.2%.

•	Our earnings per share increased 42% to $0.95 from $0.67 per share in fiscal 2013.

•	Our backlog at the end of fiscal 2014 was $329,600,000, an increase of 11% or $31,300,000 over backlog at the end of fiscal 2013.

•	We had positive cash flow from continuing operations of $52,921,000 in fiscal 2014, compared to $40,523,000 in fiscal 2013.

•

We also maintained a strong financial position during fiscal 2014, with a net positive cash position of $28,700,000 at the end of fiscal 2014, after completing two acquisitions during fiscal 2014 for approximately $54,000,000 in cash.

•	Our stock price as of the last trading day of fiscal 2014 was $34.23, 31% higher than our stock price of $26.21 on the last trading day of fiscal 2013.

In addition to the significant financial improvements during fiscal 2014, we made considerable progress on our strategies to continue to grow in fiscal 2015 and beyond through new geographies, new products and new market sectors.

•

We expanded our North American geographic footprint in the third quarter of fiscal 2014 by acquiring a Canadian storefront and entrance system company with annual revenues of approximately C$60,000,000.

•

We expanded our U.S. geographic footprint for building glass installation and renovation services by opening two offices in Texas and successfully executed installation projects and were awarded new installation projects in our new Texas region.

•

We expanded our window product offerings during the second quarter of fiscal 2014, when we acquired certain assets and liabilities of a window fabrication company in Colorado that added historical window renovation products.

•	We increased our aluminum extrusion capacity with the installation of a third extrusion press that became operational in the first quarter of fiscal 2015.

•	We increased our anodizing capacity with enhancements to our anodizing facility.

•	We expanded our U.S. geographic footprint for storefront and entrance systems with a new fabrication facility in Texas.

•	We further penetrated new picture framing markets in Europe and certain other international geographies.

•	All of our business units introduced new products during fiscal 2014.

Additionally, we took actions to improve our operations for fiscal 2014 and future years.

•

We made significant investments in new capabilities and efficiencies at our Minnesota architectural glass fabrication facility with the installation of a new state-of-the-art glass coater, which we anticipate will be operational during the second quarter of fiscal 2015.

•	We continued our focus on company-wide continuous improvement and Lean manufacturing initiatives and improvements in our supply chain management.

•	We continued our long-standing focus on workplace and job site safety.

•	We continued our focus on developing our future senior leaders with senior and middle management leadership development programs.

Creating Shareholder Value. With the U.S. commercial construction market sector only beginning to recover during fiscal 2014, our Company has delivered substantial improvement in total shareholder returns and has outperformed the companies in our compensation peer group (identified under “Competitive Market’ on page 33), and the Russell 2000 Index. In fiscal 2014, our Company delivered total shareholder returns of 32%, higher than our compensation peer group and the Russell 2000 Index. The chart below compares our Company’s total shareholder returns to our compensation peer group and the Russell 2000 Index for the past one, three and five-year periods.

We have had significantly improved financial performance over the last three fiscal years, as evidenced by our growth in net sales and earnings per share from operations. These metrics among others are used in our incentive compensation plans to reward our executives and align pay with performance.

Executive Compensation Philosophy and Practices. Our compensation programs are designed to attract, motivate and retain executive talent to achieve long-term success of our Company; pay for sustainable performance in an ever-changing environment; and align the interests of our executive officers with our shareholders. We continue to refine our executive compensation program to reflect evolving executive compensation practices. The table on page 28 highlights our current executive compensation practices.

Our Executive Compensation Practices: (What We Do)	See Page	Executive Compensation Practices We Have Not Implemented or Have Discontinued: (What We Don’t Do)	See Page
We tie pay to performance. A significant percentage of both short-term compensation and long-term compensation is performance-based. We review “tally sheets” and realizable pay and performance for our executives and use that information as a factor in making compensation decisions.	29 32	We do not have employment contracts for our Named Executive Officers, except for a transitional employment agreement with Mr. Puishys, who joined our Company on August 22, 2011 as our Chief Executive Officer and President, which expires on August 22, 2014.	42
We mitigate undue compensation risk, including utilizing caps on potential payments; multiple financial performance metrics; different metrics for our annual cash incentives and long-term performance awards; as well as robust Board and Board Committee processes to identify risk.	44	We do not believe any of our Company’s compensation programs create risks that are reasonably likely to have a material adverse effect on our Company.	44
We have change-in-control severance agreements with all of our Named Executive Officers that provide benefits only upon a “double trigger.”	43	We do not provide for excise tax gross-ups or single triggers in our change-in-control severance agreements.	43
Our equity award agreements for grants made pursuant to our Stock Incentive Plan have “double trigger” change-in-control provisions for all employees.	56
We provide minimal perquisites to our executives.	46-47

We do not provide tax reimbursement or tax “gross-ups” on any perquisites.

We do not provide automobile allowances to or pay for club memberships for our Named Executive Officers.

We do not have any Company-owned or leased aircraft.

			46-47
We have adopted stringent share ownership guidelines, and we review compliance annually. We evaluate share utilization by annually reviewing overhang and annual burn rates.	43 33	We do not reprice underwater stock options or stock appreciation rights.
The Committee benefits from its utilization of a compensation consulting firm that fully meets the stringent independence requirements under the final rules of the Dodd-Frank Act.	32	The Committee’s compensation consulting firm does not provide any other services to our Company other than those requested by our Compensation Committee for executive compensation and our Nominating and Corporate Governance Committee with respect to director compensation.	32
We have a clawback policy that applies to our Named Executive Officers and certain other executives. We have a formal hedging policy that prohibits all employees and directors from engaging in hedging transactions in our Company’s securities.	44 43	The Committee’s independent compensation consulting firm does not provide any specific recommendations for compensation for our Named Executive Officers.	32

The Role of Shareholder Vote on Say on Pay Proposal. Our Company provides our shareholders with the opportunity to cast an advisory vote on our Say on Pay Proposal annually. At our Company’s annual meeting of shareholders held on June 26, 2013, 95.0% of the votes cast on the Say on Pay Proposal were voted in favor of the proposal. The Committee will continue to take into account the outcome of our Company’s Say on Pay Proposal when making future compensation decisions.

Our Executive Compensation Program. Total compensation includes a mix of short-term and long-term compensation and fixed and performance-based compensation.

•	Short-term compensation

-	Base salary (fixed)

-	Annual performance-based cash incentives (variable)

•	Long-term compensation

-	Time-based restricted stock award (variable)

-

Two-year cash-based performance awards on end-to-end cycles which are only earned upon achievement of certain two-year objective performance measures (variable). These awards are granted every other year.

Target Compensation Mix. The charts below illustrate the short-term and long-term mix, and fixed and performance-based mix of the primary compensation elements at target used by the Committee as a guideline in making compensation awards for our Named Executive Officers.

Target Compensation Mix

(1)

Our two-year cash-based performance awards are on end-to-end performance cycles and are granted every other year. We have included the annualized (50%) value of such awards at target in the charts. Our two-year cash-based performance awards are granted at the beginning of the first year of the two-year performance cycle and are a component of long-term compensation for both years in the performance cycle.

Highlights of Fiscal 2014 Compensation Actions. The following highlights the Committee’s key compensation decisions for fiscal 2014. These decisions were made after reviewing compensation data provided by the Committee’s independent compensation consultant.

•

Base Salaries. For fiscal 2014, the Committee awarded a base salary increase of 6.3% to our Chief Executive Officer, and base salary increases ranging from 2.5% to 3.0% to our Other Named Executive Officers. The fiscal 2014 base salary for our Chief Executive Officer was at the 45th percentile for chief executive officers in our Company’s peer group. The fiscal 2014 base salaries for our Other Named Executive Officers ranged from the 35th to 60th percentile for comparable positions in comparable markets.

•

Annual Cash Incentives. Our fiscal 2014 cash incentives paid out at 124.73% of target. Our Chief Executive Officer earned an annual cash incentive equal to 124.73% of his fiscal 2014 base salary and our Other Named Executive Officers earned fiscal 2014 annual cash incentives ranging from 31.18% to 74.84% of their fiscal 2014 base salaries.

•

Time-Based Restricted Stock Awards. On April 30, 2013, the Committee awarded time-based restricted stock awards to our Named Executive Officers, as outlined in the “Summary Compensation Table” on page 45 and the “Fiscal 2014 Grants of Plan-Based Awards” table on page 48.

•

Two-Year Cash-Based Performance Awards. Our fiscal 2013 – 2014 cash-based performance awards, granted during fiscal 2013, paid out at 112.34% of target and the amounts earned will be paid out in two equal annual installments in May 2014 and March 2015. Our Chief Executive Officer earned $1,348,080 and our Other Named Executive Officers earned amounts ranging from $151,561 to $606,636.

Our two-year cash-based performance awards are end-to-end awards granted every other year. Since the Committee granted the fiscal 2013 – 2014 cash-based performance awards during fiscal 2013, it did not grant any two-year cash-based performance awards during fiscal 2014. The Committee intends to grant fiscal 2015 – 2016 cash-based performance awards during the first quarter of fiscal 2015.

•

Legacy Three-Year Performance Share Units. At the beginning of fiscal 2013, we discontinued granting three-year performance share unit awards as a component of our long-term compensation. The legacy fiscal 2012 – 2014 performance share unit awards, the last of such awards, paid out at 134.59% of target. Messrs. Porter and Johnson and Ms. Beithon are our only Named Executive Officers who held fiscal 2012 – 2014 performance share units. No other three-year performance share unit awards are outstanding.

Overview of Primary Compensation Elements

The table below provides an overview of the three primary compensation elements used in our executive compensation program.

Compensation Element	Objective	How Determined	Market Positioning(1)	How Impacted by Performance
Base Salary	Attract and retain executives by offering pay programs that are competitive with the market.	Annual subjective assessment of executive leadership and individual performance, experience, tenure, competitive market data, internal equity among positions with similar responsibilities, and executive potential.	Targeted to be around the 50th percentile relative to competitive market practices.	Based on individual performance.
Annual Cash Incentive Compensation	Create an incentive for achievement of pre-defined annual Company performance results.

For target bonus award opportunity percentages – competitive market data and trends and internal equity among positions with similar responsibilities.

For actual bonus payouts – performance against pre-established criteria in our annual cash incentive plan.

Target level performance results in target total cash compensation (base salary plus annual cash incentive compensation) that is generally slightly below the 50th percentile.

Above target performance results in maximum total cash compensation that is generally slightly above the 50th percentile.

Below target performance results in threshold total cash compensation that is generally at or below the 25th percentile.

Payout dependent on achievement of one-year Company financial performance goals.
Long-Term Incentive Compensation: • Time-Based Restricted Stock and • Cash-Based Performance Awards	Align the interests of executives with shareholders and to focus on long-term sustained performance. Create appropriate retention incentives.	Company performance, annual subjective assessment of achievement of individual business objectives, market data and trends, internal equity among positions with similar responsibilities and executive potential.	Targeted generally to be at or slightly above the 50th percentile for target performance and up to the 75th percentile for maximum performance.

Increase in our common stock price increases the value of the time-based restricted stock awards.

Payout of cash-based performance awards

is dependent on achievement of two-year Company financial performance goals.

(1)	Actual pay levels may be above or below the targeted level depending on all of the factors outlined in the “How Determined” column of the table.

Compensation Process

Our compensation program is evaluated annually taking into consideration changes to our business strategy, the economy and our competitive marketplace. The Committee reviews a compensation “tally sheet,” which lists total direct compensation (base salary, annual cash incentive compensation and long-term incentive awards), perquisites, other elements of executive compensation, broad-based employee benefits and wealth accumulation through Company equity and retirement plans for our Named Executive Officers. The compensation tally sheet is one of many factors used by the Committee to make individual compensation decisions.

The Committee does not generally consider compensation earned in prior years in establishing the elements and levels of compensation for the current fiscal year. However, the Committee does assess historical pay and performance to ensure continued alignment. The Committee also considers the annual performance evaluations of our Named Executive Officers and reviews its compensation consultant’s independent analyses of compensation for our Named Executive Officers and other executive officers based on comparable positions using both published survey sources and company peer group data to determine our competitive positioning relative to the markets where we recruit. Our Chief Executive Officer makes recommendations to the Committee on compensation for our Other Named Executive Officers, but does not participate in the determination of his own compensation.

The Committee makes the annual grant of long-term equity awards to executives primarily at its regularly scheduled meeting held during our Company’s first quarter of each fiscal year. The exact date of such meeting is generally established by the Committee more than a year in advance of the meeting.

Annually, the performance of each of our Named Executive Officers is evaluated based on a subjective assessment of (i) his or her executive leadership and (ii) achievement of agreed-upon individual business objectives for the just-completed fiscal year. The annual performance evaluation of our Chief Executive Officer is conducted by our Nominating and Corporate Governance Committee, with all non-employee directors participating in the performance evaluation. The results of the Chief Executive

Officer’s annual performance evaluation are reviewed by the Committee and our full Board. Our Chief Executive Officer conducts or participates in the annual performance evaluation of our Other Named Executive Officers, reviews the results with members of the Committee, and makes recommendations to the Committee on compensation for our Other Named Executive Officers.

Consulting Assistance, Competitive Market and Compensation Positioning

Compensation Consultant Independence. In fiscal 2014, the Committee retained the services of Pearl Meyer & Partners (“PM&P”) to assist with the review of overall compensation for our executive officers, as well as the review of our proxy statement disclosure regarding executive compensation. PM&P reports directly to the Committee and the Committee can replace PM&P or hire additional consultants at any time. During fiscal 2014, PM&P attended five Committee meetings in person or by telephone, including executive sessions as requested, and consulted with the Chair of the Committee between meetings.

As required under the Dodd-Frank Act, the Committee has analyzed whether the work of PM&P as its compensation consultant raises any conflict of interest, taking into consideration the following factors under this rule: (i) PM&P does not provide any other services to our Company; (ii) the amount of fees from our Company paid to PM&P is less than 1% of PM&P’s total revenue; (iii) PM&P’s policies and procedures were designed to ensure independence; (iv) PM&P does not have any business or personal relationship with an executive officer of our Company; (v) PM&P does not have any business or personal relationship with any member of the Committee; and (vi) neither PM&P, nor any member of its consulting team, owns any stock of our Company. The Committee has determined, based on its analysis of the above factors, that PM&P is independent of our Company and the work of PM&P and the individual compensation advisors employed by PM&P as compensation consultants to the Committee has not created any conflict of interest. The Committee will continue to monitor the independence of its compensation consultant on an annual basis.

Competitive Market. The Committee relies on its independent compensation consultant to help define the appropriate competitive market using a combination of peer group companies and surveys of manufacturing and general industry executive compensation identified by its compensation consultant. The information on the competitive market is used by the Committee:

•	As an input in developing base salary ranges, annual cash incentive targets and long-term incentive ranges;
•	To benchmark the form and mix of long-term awards;
•	To benchmark overhang levels (dilutive impact on our shareholders of equity compensation) and annual burn rate (the aggregate shares awarded as a percentage of total outstanding shares);
•	To assess the competitiveness of total direct compensation awarded to our Named Executive Officers and certain of our other executives; and
•	As an input in designing our compensation plans and philosophy.

The selection criteria identified for determining and reviewing our Company’s peer group generally include:

•	Companies with revenue within a similar range (0.33 to 2.0 multiple).
•	Companies with market capitalization within a similar range (0.33 to 2.0 multiple).
•	Companies with market capitalization to revenue ratio of greater than 0.5.
•	Companies in the same or similar industries.
•	Companies with business model similarity, which may include the following:
-	Coatings for special purposes (e.g., protective, UV, etc.);
-	Construction materials, primarily for commercial or industrial application;
-	Specialized/customized product lines;
-	Heavy-duty manufacturing operations and project-directed manufacturing;
-	Project-based businesses;
-	Green product or service initiatives; and
-	Revenues generated primarily in the United States (greater than 60%).
•	Companies in the same geographic location (to a lesser degree).
•	Companies included in the prior-year peer group, to help ensure year-over-year consistency (where appropriate).

During the third quarter of fiscal 2013, using the selection criteria outlined above, the Committee, with the assistance of its independent compensation consultant, identified a peer group consisting of the 15 companies listed below. Each company selected met at least three of the selection criteria. During the third quarter of fiscal 2014, the Committee reevaluated and confirmed this 15-company peer group remains appropriate for compensation purposes.

Aegion Corp.

Azz incorporated

CLARCOR, Inc.

Columbus McKinnon Corporation

Daktronics, Inc.

Eagle Materials Inc.

EnPro Industries, Inc.

H.B. Fuller Company

Graco Inc.

Griffon Corporation

Lydall, Inc.

NCI Building Systems, Inc.

Quaker Chemical Corporation

Quanex Building Products Corporation

Tennant Company

Fiscal 2014 Individual Compensation Actions

Fiscal 2014 Annual Performance Evaluations. The performance during fiscal 2014 of each of our Named Executive Officers was evaluated based on a subjective assessment of (i) his or her executive leadership and (ii) achievement against his or her individual business objectives for fiscal 2014. Below is certain information regarding each Named Executive Officer’s individual business objectives for fiscal 2014 and accomplishments against those objectives.

•

Mr. Puishys. Mr. Puishys’ individual business objectives for fiscal 2014 were based on financial performance, geographic expansion, inorganic growth, commercial building retrofit initiative and new product introductions. During fiscal 2014, our Company exceeded its fiscal 2014 operating plan with revenue growth of 10%, and earnings per share of $0.95, a 42% increase over fiscal 2013. Also, during fiscal 2014, our Company completed the acquisition of a Canadian storefront and entrance system company and purchased certain assets of a window company that added historical window product offerings; exceeded our fiscal 2014 building glass installation services targets for orders and revenue for the new Texas region; and successfully executed on our new glass coater installation at our Minnesota architectural glass fabrication facility on schedule and budget with an operational start anticipated for the first half of fiscal 2015. All our business segments introduced new products during fiscal 2014 and our commercial building retrofit initiative exceeded our fiscal 2014 revenue target for that initiative.

•

Mr. Porter. Mr. Porter’s individual business objectives for fiscal 2014 were based on financial and operational performance, strategy and business development initiatives, commercial building retrofit initiative and organizational development. During fiscal 2014, revenue and earnings results exceeded our fiscal 2014 operating plan, with all four segments growing sales and earnings. In addition, during fiscal 2014, our Company improved operating margin by 130 basis points. Mr. Porter successfully led our strategy and business development efforts to expand international growth with the acquisition of a Canadian storefront and entrance system company and to expand our product offerings through the purchase of certain assets of a window company with historical window product offerings. Mr. Porter also provided support for integration efforts related to our acquisition of a Canadian storefront and entrance system company, took action to strengthen the finance organization and provided support for our commercial building retrofit initiative.

•

Ms. Beithon. Ms. Beithon’s individual business objectives for fiscal 2014 were based on compliance, corporate governance, litigation and claim management, and support for growth initiatives. Ms. Beithon provided legal and due diligence support for the acquisition of a Canadian storefront and entrance system company and purchase of certain assets of a window company with historical window product lines; provided legal support for other growth initiatives; continued to lead our corporate governance efforts; provided leadership for our company-wide compliance programs; managed successful resolution of various claims and litigation matters; and took actions to strengthen the legal organization.

•

Mr. Klein. Mr. Klein’s individual business objectives for fiscal 2014 were based on cost productivity savings, continuous improvement and Lean initiatives, supply chain and procurement initiatives and safety. During fiscal 2014, Mr. Klein led cost productivity initiatives resulting in savings of at least $11,000,000, exceeding our fiscal 2014 goal; implemented a Lean manufacturing scorecard at all our business units; audited each business unit on the maturity of its Lean manufacturing program; implemented various company-wide corporate buying programs that met our fiscal 2014 procurement savings goals; and provided leadership for safety. In addition, Mr. Klein also provided support for supply chain synergy opportunities and integration efforts related to our acquisition of a Canadian storefront and entrance system company.

•

Mr. Johnson. Mr. Johnson’s individual business objectives for fiscal 2014 were based on treasury management, enterprise risk management, credit facility management, real estate portfolio management and retirement plan management. During fiscal 2014, Mr. Johnson negotiated an extension to our $100,000,000 revolving credit facility on attractive terms and $4,000,000 of operating leases at attractive rates; led our cash management efforts; led efforts to secure significant state and local incentives in connection with facility and equipment investments; led treasury and tax due diligence and integration efforts with respect to our acquisition of a Canadian storefront and entrance system company; and continued to provide leadership for our tax, enterprise risk management and safety programs.

Base Salary. Base salary reflects a fixed portion of the overall compensation package and is the base amount from which other compensation elements are determined, such as target annual cash incentive opportunities, long-term incentive compensation award opportunities, benefits and retirement savings opportunities. Because several other elements of compensation are driven by base salary, the Committee is careful to set the appropriate level of base salary.

In making salary adjustments, the Committee considers the executive’s base salary relative to the market, our compensation philosophy and other factors such as individual performance against business plans, leadership, initiatives, experience, knowledge and job criticality. After discussing these items, the Committee determined it was appropriate to deliver merit increases to all executives.

Below is information on the base salaries of our Named Executive Officers for fiscal 2014 and fiscal 2015.

Base Salary

Name	Fiscal 2014 Base Salary ($)	Percent Increase in Fiscal 2014 (%)	Percentile in the Fiscal 2014 Competitive Market (%)	Fiscal 2015 Base Salary ($)	Percent Increase in Fiscal 2015 (%)	Percentile in the Fiscal 2015 Competitive Market (%)
Joseph F. Puishys	670,000	6.3	45	770,000	14.9	55
James S. Porter	384,375	2.5	60	395,000	2.8	60
Patricia A. Beithon	301,400	2.5	35	315,000	4.5	35
John A. Klein	246,000	2.5	40	255,000	3.7	30
Gary R. Johnson	210,545	3.0	50	215,810	2.5	40

Annual Cash Incentive Compensation. Annual cash incentive awards are designed to reward short-term performance results and the metrics are generally objective financial goals based on the annual operating plan approved by our Board of Directors. For fiscal 2014, annual cash incentive awards to our Named Executive Officers were made pursuant to our shareholder-approved Apogee Enterprises, Inc. 2012 Executive Management Incentive Plan (the “Executive MIP”), as described below.

Executive MIP. Our Executive MIP was adopted to ensure the tax deductibility of the annual cash incentive compensation that may be earned by our Named Executive Officers. Our Executive MIP is designed to be an annual bonus “pool” plan. Each fiscal year, the Committee establishes a bonus pool equal to a percentage of one or more performance factors from a list of approved factors set forth in our Executive MIP. Our Company must meet the selected performance factor in order for a bonus pool to be funded to allow for any actual payout under the plan.

Each fiscal year, the Committee selects the executives of our Company who will participate in our Executive MIP for that year and assigns a percentage of the bonus pool to each participating executive, with the total percentage not to exceed 100% of the bonus pool for any given fiscal year. The percentage of the bonus pool assigned to each participating executive establishes the maximum annual cash incentive award payout for that individual participant for the current fiscal year; however, no one individual payout can exceed $3,000,000 in any given fiscal year.

The actual annual cash incentive awards to be paid to participants after the annual bonus pool has been established may be adjusted downward based on the achievement of one or more additional predetermined, objective performance goals based on the annual operating plan approved by our Board of Directors. At least one of the additional predetermined, objective performance goals must be met at the threshold level in order for any annual cash incentive to be paid to an executive. In addition, if our Company is not profitable, no annual cash incentives will be paid even if the other goals are at or above threshold.

Generally, if the threshold performance level for all financial goals is achieved, 50% or less of the target award will be paid; if target performance level for all financial goals is achieved, 100% of the target award will be paid; and if maximum performance level for all annual financial goals is achieved, 200% of the target award will be paid. If threshold performance level for only one financial metric is achieved and threshold performance is not achieved for any of the other financial goals, less than 50% of the target award will be paid based on the weighting allocated to that specific financial performance goal. For any performance between these levels, awards will be interpolated. The Committee has the discretion to further reduce payouts under our Executive MIP as appropriate.

Fiscal 2014 Annual Cash Incentive Payouts. The performance factor used to establish the fiscal 2014 bonus pool under our Executive MIP was 7% of Apogee operating income. In fiscal 2014, we had operating income of $40,285,000, generating a bonus pool of $2,820,000. The performance goals used for fiscal 2014 awards for annual cash incentive awards made pursuant to our Executive MIP for our Named Executive Officers were a combination of Apogee net sales, earnings per share (“EPS”), and days working capital.

The tables below set forth certain information with respect to the fiscal 2014 annual cash incentive award payout ranges as a percentage of fiscal 2014 salary for our Named Executive Officers.

Fiscal 2014 Annual Cash Incentive Compensation Ranges

Name	Threshold Payout as a Percentage of Fiscal 2014 Salary (%)(1)	Target Payout as a Percentage of Fiscal 2014 Salary (%)(2)	Maximum Payout as a Percentage of Fiscal 2014 Salary (%)(3)
Joseph F. Puishys	5.00	100.00	200.00
James S. Porter	3.00	60.00	120.00
Patricia A. Beithon	2.50	50.00	100.00
John A. Klein	2.00	40.00	80.00
Gary R. Johnson	1.25	25.00	50.00

(1)

Assumes threshold performance level is achieved for only the performance goal with the lowest weighting and is not achieved for any other performance goals. If actual results are below threshold performance level for all performance goals, the payout will be zero.

(2)	Assumes target performance level is achieved for all performance goals.

(3)	Assumes maximum performance level is achieved for all performance goals.

The following table outlines the performance metrics, weighting and performance levels and actual performance achievement for the fiscal 2014 performance cycle.

Fiscal 2014 Annual Cash Incentive Performance Levels

Performance Goal	Weighting (%)	Threshold	Target	Maximum	Actual Performance
Net Sales	25	$733,000,000	$761,000,000	$781,000,000	$771,445,000
EPS	65	$0.75	$0.90	$1.05	$0.95
Days Working Capital	10	45.9 days	43.0 days	39.3 days	47.8 days

The following table sets forth certain information with respect to the fiscal 2014 annual cash incentive compensation payouts for each of our Named Executive Officers.

Fiscal 2014 Annual Cash Incentive Compensation Payouts

	Performance Metrics		Potential Payout		Actual Payout
Name	Metric	Weighting (%)	Target Payout as a Percent of Fiscal 2014 Salary (%)	Target Payout Level ($)	Percentage of Target (%)	Approved Payout Amount ($)(1)	Percent of Fiscal 2014 Salary (%)
Joseph	Net Sales	25	25.00	167,500	38.06	255,002	38.06
F.	EPS	65	65.00	435,500	86.67	580,689	86.67
Puishys	Days Working Capital	10	10.00	67,000	—	—	—

		100	100.00	670,000	124.73	835,691	124.73
James	Net Sales	25	15.00	57,656	38.06	87,791	22.84
S.	EPS	65	39.00	149,906	86.67	199,875	52.00
Porter	Days Working Capital	10	6.00	23,063	—	—	—

		100	60.00	230,625	124.73	287,666	74.84
Patricia	Net Sales	25	12.50	37,675	38.06	57,356	19.03
A.	EPS	65	32.50	97,955	86.67	130,627	43.34
Beithon	Days Working Capital	10	5.00	15,070	—	—	—

		100	50.00	150,700	124.73	187,983	62.37
John	Net Sales	25	10.00	24,600	38.06	37,441	15.22
A.	EPS	65	26.00	63,960	86.67	85,288	34.67
Klein	Days Working Capital	10	4.00	9,840	—	—	—

		100	40.00	98,400	124.73	122,729	49.89
Gary	Net Sales	25	6.25	13,159	38.06	20,023	9.51
R.	EPS	65	16.25	34,213	86.67	45,625	21.67
Johnson	Days Working Capital	10	2.50	5,264	—	—	—

		100	25.00	52,636	124.73	65,648	31.18

(1)

The individual approved payout amount for each of our Named Executive Officers is less than the maximum allocation of the bonus pool under our Executive MIP for such individual. Therefore, all approved payout amounts for our Named Executive Officers are fully deductible under Section 162(m) of the U.S. Internal Revenue Code of 1986.

Long-Term Incentive Compensation. We utilize two instruments to deliver long-term incentive compensation. The mix of long-term incentive instruments is determined annually by the Committee. Commencing in fiscal 2013, the mix of long-term incentive compensation for our Named Executive Officers was time-based restricted stock awards and two-year cash-based performance awards, which are issued only in the first year of the two-year performance cycle (granted every other year). Prior to fiscal 2013, the mix of long-term incentive compensation was time-based restricted stock awards and three-year performance share unit awards, which the Committee discontinued issuing when it adopted the two-year cash-based performance awards.

Time-Based Restricted Stock Awards. Each year, the Committee determines a fixed dollar value of the time-based restricted stock award for each executive for the just-completed fiscal year. The Committee begins its deliberations with a targeted fixed dollar value, as a percentage of base salary, which is compared to competitive levels of long-term incentives for comparable positions in the competitive market, based on data provided by the Committee’s independent compensation consultant. The Committee determines a final fixed dollar value for each of our Named Executive Officers after considering the subjective evaluation of each of our Named Executive Officers’ performance against his or her individual business objectives for the just completed fiscal year. The time-based restricted stock awards will generally vest in three equal annual installments commencing on the first anniversary date of the award.

The Committee determined that Messrs. Puishys, Porter, Klein and Johnson and Ms. Beithon had substantially met his or her individual business objectives for fiscal 2013 and awarded our Named Executive Officers time-based restricted stock on April 30, 2013 as set forth below.

Fiscal 2014 Restricted Stock Awards

Name	Time-Based Restricted Stock Awarded (#)	Value of Award ($)(1)	Percentage of Fiscal 2014 Salary (%)	Grant Price ($)
Joseph F. Puishys(2)	21,036	535,997	80	25.48
James S. Porter(3)	7,241	184,501	48	25.48
Patricia A. Beithon(4)	5,678	144,675	48	25.48
John A. Klein(5)	2,896	73,790	30	25.48
Gary R. Johnson(6)	1,818	46,323	22	25.48

(1)

The value of the award was calculated by multiplying the number of shares of restricted stock by $25.48, the closing price of our common stock on the NASDAQ Global Select Market on April 30, 2013, the date of grant.

(2)

Mr. Puishys’ individual business objectives for fiscal 2013 were based on: financial performance, geographic expansion, intellectual property strategy, organizational development and new product introductions.

(3)

Mr. Porter’s individual business objectives for fiscal 2013 were based on financial and operational performance, geographic expansion, organizational development, execution of our company-wide enterprise resource planning system implementation, and strategy and business development.

(4)	Ms. Beithon’s individual business objectives for fiscal 2013 were based on compliance, corporate governance, litigation and claim management, and support for growth initiatives.

(5)

Mr. Klein’s individual business objectives for fiscal 2013 were based on cost productivity savings, continuous improvement and Lean manufacturing training and implementation initiatives, procurement practices and organizational development.

(6)

Mr. Johnson’s individual business objectives for fiscal 2013 were based on treasury management, enterprise risk management, credit facility management, real estate portfolio management and retirement plan management.

Two-Year Cash-Based Performance Awards. In fiscal 2013, our Company introduced two-year cash-based performance awards and discontinued issuing three-year performance share unit awards. The Committee believes that two-year cash-based performance awards provide incentive to focus executives on achievement of specific two-year financial performance goals that are aligned with business fundamentals and are better instruments for delivering long-term incentive compensation, as cash-based awards are not dilutive to our shareholders. The cash-based performance awards are designed to reward sustainable, profitable growth consistent with our strategic plan.

The two-year cash-based performance awards are end-to-end awards, have two-year performance periods and pay out in two equal annual installments after completion of the performance period. Generally, cash-based performance awards are made in the first quarter of the first fiscal year of the two-year performance period. The two-year performance periods do not overlap, therefore a grant of this award is made every other year. Since the fiscal 2013 – 2014 cash-based performance awards were issued during fiscal 2013, there were no cash-based performance awards granted in fiscal 2014.

The Committee believes that a two-year performance cycle provides the necessary line of sight to set realistic targets aligned with our Company’s objectives. Non-overlapping cycles avoid the potential confusion associated with using different targets on the same metric or different metrics in the same year. To promote retention, 50% of the earned award is paid in the first quarter of the year following completion of the performance cycle and the remaining 50% is paid one year later (approximately three years after commencement of the performance cycle), with each payment contingent on the executive being employed by our Company on the date the payment is made.

Two-Year Cash-Based Performance Awards and Payout Cycle

The Committee determines the dollar value of cash-based performance awards granted to each participating executive at the target performance level based on consideration of individual performance, our Company performance, market data and trends, internal equity, executive potential and input from our Chief Executive Officer with respect to our Other Named Executive Officers and other participating executives. The dollar value at the threshold performance level is determined as a percentage of base salary.

The Committee determined the dollar value for the fiscal 2013 – 2014 cash-based performance awards as a percentage of fiscal 2013 base salary at the threshold, target and maximum award levels for each of our Other Named Executive Officers on April 26, 2012, and for our Chief Executive Officer on April 27, 2012.

The table below sets forth certain information with respect to our fiscal 2013 – 2014 cash-based performance awards payout ranges as a percentage of salary at threshold, target and maximum performance.

Fiscal 2013 – 2014 Cash-Based Performance Award Payout Ranges

Name	Threshold Payout as a Percentage of Fiscal 2013 Salary (%)(1)	Target Payout as a Percentage of Fiscal 2013 Salary (%)(2)	Maximum Payout as a Percentage of Fiscal 2013 Salary (%)(3)
Joseph F. Puishys	31.75	190.48	380.95
James S. Porter	24.00	144.00	288.00
Patricia A. Beithon	24.00	144.00	288.00
John A. Klein	15.00	90.00	180.00
Gary R. Johnson	11.00	66.00	132.00

(1)

Assumes threshold performance level is achieved for only one of the performance goals and is not achieved for any other performance goals. If actual results are below threshold performance level for all performance goals, the payout will be zero.

(2)	Assumes target performance level is achieved for all performance goals.

(3)	Assumes maximum performance level is achieved for all performance goals

Fiscal 2013 – 2014 Cash-Based Performance Award Payouts. The performance goals for our fiscal 2013 – 2014 cash-based performance awards made pursuant to our Stock Incentive Plan were average return on invested capital (“ROIC”), cumulative EPS and cumulative net sales.

The table below outlines, with respect to our fiscal 2013 – 2014 cash-based performance awards, the performance metrics, weightings, performance levels and actual performance achievement for the fiscal 2013 – 2014 performance cycle.

Fiscal 2013 – 2014 Cash-Based Performance Award Payout Metrics and Payout Percentages

Performance Metric	Weight (%)	Threshold (50%)	Target (100%)	Maximum (200%)	Actual Performance	Percentage Earned (%)	Percentage Payout (%)
Average ROIC	33-1/3	3.50%	5.80%	7.30%	6.00%	113.33	37.78
Cumulative EPS	33-1/3	$0.93	$1.55	$1.95	$1.62	117.50	39.17
Cumulative Net Sales	33-1/3	$1,366,400,000	$1,465,300,000	$1,567,000,000	$1,471,669,000	106.19	35.39

							112.34

The table below sets forth certain information with respect to the fiscal 2013 – 2014 cash-based performance award payouts earned for each of our Named Executive Officers.

Fiscal 2013 – 2014 Cash-Based Performance Award Payouts

	Performance Metrics		Potential Payout		Actual Amount Earned
Name	Metric	Weighting (%)	Target Payout as a Percent of Fiscal 2013 Salary (%)	Target Payout Level ($)	Percentage of Target (%)	Total Earned Amount ($)(1)	Percent of Fiscal 2013 Salary (%)
Joseph	Average ROIC	33-1/3	63.5	400,000	113.33	453,320	71.96
F.	Cumulative EPS	33-1/3	63.5	400,000	117.50	470,000	74.60
Puishys	Cumulative Net Sales	33-1/3	63.5	400,000	106.19	424,760	67.42

		100	190.5	1,200,000	112.34	1,348,080	213.98
James	Average ROIC	33-1/3	48.0	180,000	113.33	203,994	54.40
S.	Cumulative EPS	33-1/3	48.0	180,000	117.50	211,500	56.40
Porter	Cumulative Net Sales	33-1/3	48.0	180,000	106.19	191,142	50.97

		100	144.0	540,000	112.34	606,636	161.77
Patricia	Average ROIC	33-1/3	48.0	141,120	113.33	159,931	54.40
A.	Cumulative EPS	33-1/3	48.0	141,120	117.50	165,816	56.40
Beithon	Cumulative Net Sales	33-1/3	48.0	141,120	106.19	149,856	50.97

		100	144.0	423,360	112.34	475,603	161.77
John	Average ROIC	33-1/3	30.0	72,000	113.33	81,597	34.00
A.	Cumulative EPS	33-1/3	30.0	72,000	117.50	84,600	35.25
Klein	Cumulative Net Sales	33-1/3	30.0	72,000	106.19	76,457	31.86

		100	90.0	216,000	112.34	242,654	101.11
Gary	Average ROIC	33-1/3	22.0	44,971	113.33	50,965	24.93
R.	Cumulative EPS	33-1/3	22.0	44,971	117.50	52,841	25.85
Johnson	Cumulative Net Sales	33-1/3	22.0	44,971	106.19	47,755	23.36

		100	66.0	134,913	112.34	151,561	74.14

(1)

The fiscal 2013 – 2014 cash-based performance award earned amounts are paid out in two equal annual installments. The first installment will be paid in May 2014 and the second installment will be paid in March 2015, contingent on the executive being employed by our Company on the date the second installment is paid. The table below sets forth the fiscal 2013 – 2014 cash-based performance award earned amounts payment schedule.

Name	May 2014 ($)	March 2015 ($)
Joseph F. Puishys	674,040	674,040
James S. Porter	303,318	303,318
Patricia A. Beithon	237,802	237,801
John A. Klein	121,327	121,327
Gary R. Johnson	75,781	75,780

Legacy Fiscal 2012 – 2014 Performance Share Unit Payouts. Prior to fiscal 2013, we utilized three-year performance share unit awards as a long-term incentive vehicle, which were issued annually. When we implemented the cash-based performance awards in fiscal 2013, we discontinued the issuance of performance share unit awards; however, the fiscal 2011 – 2013 and fiscal 2012 – 2014 performance share unit awards remained outstanding at that time. The fiscal 2011 – 2013 performance share unit awards vested on April 30, 2013 and the fiscal 2012 – 2014 performance unit awards vested on April 29, 2014. We no longer have any performance share unit awards outstanding.

Performance share units represent the right to receive shares of our common stock at the end of the three-year performance period depending upon actual performance achieved over that period. If we perform better than the target level, more performance share units will vest. Likewise, if we perform below the target level, fewer or no performance share units will vest. Until issuance of the shares at the end of the three-year performance period, a participant has no voting rights, but dividends or other distributions (whether cash, stock or otherwise) accrue during the three-year performance period and will be paid only on the shares earned at the end of the performance period when such shares are issued.

The threshold, target and maximum goals and the payout of the fiscal 2012 – 2014 performance share unit awards are set forth in the tables below.

Fiscal 2012 – 2014 Performance Share Unit Award Payout Metrics and Payout Percentages

Performance Metric	Weight (%)	Threshold (50%)	Target (100%)	Maximum (200%)	Actual Performance	Percentage Earned (%)	Percentage Payout (%)
Average ROIC	33-1/3	2.90%	4.10%	5.30%	4.20%	108.33	36.11
Cumulative EPS	33-1/3	$1.08	$1.65	$2.20	$1.79	125.45	41.81
Market Share Growth(1) (33-1/3%)
Architectural Segments	28-1/3	10.90%	13.90%	16.90%	36.10%	200.00	56.67
Large-Scale Optical Segment	5	20.00%	30.00%	35.00%	7.60%	—	—

							134.59

(1)

For our Architectural Glass, Architectural Framing Systems and Architectural Services Segments (collectively referred to as the “Architectural Segments”), the target for growth at the end of the performance period was set at 3.0% above market growth (or 3.0% less than the market decline) in the U.S. commercial construction market for the performance period as reported in the McGraw-Hill report. The McGraw-Hill report is an industry report regarding growth in the construction industry, which is adjusted for the number of months by which our Architectural Segments lag the general commercial construction industry. The Committee relies on the McGraw-Hill report published just prior to the Committee meeting at which the payout is determined. The target for Large-Scale Optical Segment value-added picture framing glass and acrylic growth was pre-set at a 30.0% increase in market share.

The table below sets forth the shares earned under the fiscal 2012 – 2014 performance share unit awards.

Fiscal 2012 – 2014 Performance Share Unit Payouts

Name	Target Level of Performance Share Units (#)	Percentage Payout (%)	Additional Shares Issued (#)	Total Performance Share Unit Payout (#)	Market Value of Total Performance Share Unit Payout ($)(1)
Joseph F. Puishys(2)	N/A	N/A	N/A	N/A	N/A
James S. Porter	18,354	134.59	6,349	24,703	774,686
Patricia A. Beithon	14,522	134.59	5,023	19,545	612,931
John A. Klein(2)	N/A	N/A	N/A	N/A	N/A
Gary R. Johnson	4,628	134.59	1,601	6,229	195,341

(1)

Market value of the total performance share unit payout is calculated by multiplying ($31.36), the closing price of our common stock on the NASDAQ Global Select Market on April 29, 2014, the date the Committee approved the final award, by the number of performance share units earned.

(2)	Messrs. Puishys and Klein were not employed by our Company in fiscal 2012 when the fiscal 2012 – 2014 performance share unit awards were granted.

Other Benefit Programs. Executive officers, including our Named Executive Officers, are eligible to participate in our current benefit plans listed below.

•

Deferred Compensation Plans. Our executive officers may participate in voluntary non-qualified deferred compensation plans that allow participants to defer compensation to assist in saving for retirement and certain short-term needs. These plans are described under the headings “Deferred Compensation Plan” and “Legacy Deferred Compensation Plan” on page 53.

•

Legacy Supplemental Executive Retirement Plan. Prior to fiscal 2009, we provided a non-qualified defined benefit retirement compensation plan to certain executive officers. This legacy plan was frozen in October 2008. Only two current employees are participants. This plan is described under the heading “Legacy Officers’ Supplemental Executive Retirement Plan” on page 52.

•

Other Benefits. Executive officers may participate on the same terms as all other employees in our 401(k) Retirement Plan, which is described under the heading “401(k) Retirement Plan” on page 53, and our employee stock purchase plan, which allows participants to purchase shares of our Company’s common stock by contributing up to $500 per week, with our Company contributing an amount equal to 15% of the participant’s weekly contributions. Executive officers also receive the same health and welfare benefits as those offered to all other full-time employees, with the exception that we offer enhanced long-term disability benefits to our executive officers.

•

Perquisites. Generally, the only perquisites we make available to our Named Executive Officers are reimbursement of financial and estate planning fees of up to $2,000 annually, enhanced long-term disability benefits, payment of relocation expenses and reimbursement of spousal travel expenses for certain Company events. We also provide reimbursement of annual executive health physical costs to our Chief Executive Officer.

Transitional Employment Agreement with Our Chief Executive Officer

On August 5, 2011, Mr. Puishys and our Company entered into a transitional employment agreement setting forth the terms pursuant to which Mr. Puishys will serve as our Chief Executive Officer. The terms of Mr. Puishys’ transitional employment agreement were previously disclosed in our Current Report on Form 8-K filed with the SEC on August 8, 2011. The transitional employment agreement has a three-year term ending on August 22, 2014.

The transitional employment agreement provides that, if Mr. Puishys’ employment is terminated during the term of the agreement by our Company without “Cause” (as defined in the employment agreement) or by him for “Good Reason” (as defined in the employment agreement), Mr. Puishys shall be entitled to severance equal in amount to one times the sum of Mr. Puishys’ annual base salary plus target annual bonus if the termination occurs prior to August 22, 2016; a lump sum payment equal to an amount equivalent to the cost of insurance premiums sufficient to pay for the continuation of medical and dental insurance for 12 months; and automatic acceleration of any unvested signing bonus equity awards.

The transitional employment agreement further provides that, if Mr. Puishys’ employment is terminated during the term of the agreement because Mr. Puishys dies or becomes “Totally Disabled” (as defined in the employment agreement), Mr. Puishys or his spouse or estate, as the case may be, shall be entitled to any amounts due to Mr. Puishys for base salary through the date of termination and any other unpaid amounts to which Mr. Puishys is entitled as of the date of termination.

The transitional employment agreement also prohibits Mr. Puishys from competing with our Company or soliciting our employees to leave their employment for a period of two years after termination of his employment with our Company.

Change-in-Control Program

The Committee believes that offering a change-in-control program provides executive officers a degree of security in the event of a corporate transaction and allows for better alignment of executive officer and shareholder interests. Our change-in-control severance agreements contain a “double trigger” for change-in-control benefits, which means that there must be both a change-in-control of our Company and a termination of the executive’s employment for the provisions to apply. We do not provide for a tax gross-up payment with respect to excise tax liability, if any, under Internal Revenue Code Section 4999 related to Section 280G excess parachute payments. Our change-in-control severance agreements contain a “best-net-benefit” provision which provides that in the event that payments under the agreement trigger excise tax for the executive, the executive has the option to reduce the severance payment if the net benefit is greater than paying the excise tax himself or herself. Our Company has entered into change-in-control severance agreements with each of our Named Executive Officers. The Committee does not consider specific amounts payable under these arrangements when establishing annual compensation. See “Change-in-Control Severance Agreements” on page 56 and “Executive Benefits and Payments Upon Termination and Change-in-Control” on page 57 for more information on these arrangements.

Executive Stock Ownership Guidelines

We have had stock ownership guidelines for executives since 2001. The ownership guidelines are:

Position	Value of Common Stock to be Owned(1)
Chief Executive Officer and President	5 times base salary
Executive Vice Presidents, Chief Financial Officer and General Counsel	3 times base salary
Other Executive Officers	2 times base salary
Other Senior Corporate Executives	1 time base salary

(1)	Shares are valued based on the average closing price of our common stock for the fiscal year.

The Committee monitors compliance with our stock ownership guidelines annually. Each executive has five years from the date he or she becomes subject to the stock ownership guidelines to meet his or her ownership guideline. If an executive is promoted and the target is increased, an additional three-year period is provided to meet the ownership guideline. For purposes of calculating stock ownership, we include unvested shares of restricted stock and unearned performance share units at target level.

As of February 28, 2014, the last trading day of fiscal 2014, Messrs. Puishys, Porter and Johnson and Ms. Beithon had achieved their stock ownership guidelines. Mr. Klein, who joined our Company on April 30, 2012, is making progress to meeting his stock ownership guidelines within the required time period.

Hedging Policy

Our Board of Directors believes that the interests of our executive officers and employees and members of our Board of Directors should be aligned with the interests of our shareholders. As a result, we have adopted a hedging policy that prohibits all employees and members of our Board of Directors from engaging in the purchase or sale of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of our Company’s securities.

Clawback Policy

Our Board of Directors has adopted a policy regarding “clawbacks” of Named Executive Officer and other key executives’ performance-based short-term and long-term incentive compensation awards made on or after March 3, 2014. The policy provides the Board the discretion to clawback incentive compensation awarded or paid during the three-year period preceding the date of a restatement of the Company’s financial statements due to material noncompliance with any financial reporting requirement under the U.S. federal securities laws.

Section 162(m) Policy

Under Section 162(m) of the U.S. Internal Revenue Code of 1986, we must meet specified requirements related to our performance and must obtain shareholder approval of certain compensation arrangements in order for us to fully deduct compensation in excess of $1,000,000 paid to any of our Named Executive Officers, excluding our Chief Financial Officer. Our Executive MIP was approved by our shareholders in 2012 and includes specific performance criteria; therefore, annual incentive awards granted under our Executive MIP are deemed to meet the requirements of Section 162(m) and are not included in the $1,000,000 cap.

Our Amended and Restated 1997 Stock Incentive Plan (the “1997 Stock Incentive Plan”), our Amended and Restated 2002 Omnibus Stock Incentive Plan (the “2002 Omnibus Stock Incentive Plan”), and our Stock Incentive Plan have been approved by our shareholders. Therefore, compensation attributable to certain equity awards and other awards granted under those plans may be excluded from the $1,000,000 cap under Section 162(m) as well. Additionally, cash compensation voluntarily deferred by our executive officers under our Deferred Compensation Plan and Legacy Deferred Compensation Plan is not subject to the Section 162(m) cap until the year paid. Compensation paid in fiscal 2014 subject to the Section 162(m) cap is not expected to exceed $1,000,000 for any of our Named Executive Officers other than Mr. Puishys, whose compensation exceeded the $1,000,000 cap by

$845,332, primarily due to the vesting of shares of a special, one-time new hire time-based restricted stock award that vests over a five year period beginning on August 22, 2011.

The Committee intends to continue its practice of paying competitive compensation consistent with our philosophy to attract, motivate and retain executive officers to manage our business in the best interests of our shareholders. As a result, the Committee may choose to provide non-deductible compensation to our executive officers if it deems such compensation to be in the best interests of our Company and shareholders.

Compensation Risk Analysis

During fiscal 2014, the Committee, with the assistance of its independent compensation consultant, assessed risk in our compensation plans, practices and policies, and all fiscal 2014 incentive compensation plans. In performing this risk assessment, the Committee considered the mix of fixed and variable compensation, the mix of short-term and long-term incentive compensation, the extent to which performance metrics are directly reflected in our audited financial statements or other objective reports, the relative weighting of the performance metrics, and the likelihood that achievement of performance metrics could have a material impact on our financial performance in succeeding fiscal periods. In addition, the Committee considered various compensation risk control mitigation features in our compensation plans, including balanced financial performance metrics, revenue, earnings and operational metrics; multiple financial performance metrics for our annual cash incentive and long-term equity incentive plans; different financial performance metrics for our annual cash incentive and long-term equity incentive plans; appropriate maximum caps on our annual cash incentive and long-term incentive plans; management stock ownership guidelines; and clawback and hedging policies. The Committee annually assesses the risk of our compensation programs, policies and practices. The Committee does not believe any of our Company’s compensation programs create risks that are reasonably likely to have a material adverse effect on our Company.

Summary Compensation Table

The following table sets forth the total compensation for services in all capacities for fiscal 2014, 2013 and 2012 awarded to our Named Executive Officers.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)		Option Awards ($)(2)	Non- Equity Incentive Plan Compen- sation ($)(3)	Change in Pension Value and Non- Qualified Deferred Compen- sation Earnings ($)(4)	All Other Compen- sation ($)(5)	Total ($)
Joseph F. Puishys	2014	664,615		—	535,997		—	2,183,771	—	68,327	3,452,710
Chief Executive Officer and President	2013	625,961		—	500,004		—	1,200,000	—	78,381	2,404,346
	2012	323,077	(6)	500,000	1,800,000	(7)	1,300,000	—	—	49,549	3,972,626
James S. Porter	2014	383,113		—	184,501		—	894,302	—	28,890	1,490,806
Chief Financial Officer	2013	373,075		—	188,995		—	415,575	—	27,922	1,005,567
	2012	367,637		—	431,108	(8)	—	432,840	—	16,211	1,247,796
Patricia A. Beithon	2014	300,364		—	144,675		—	663,586	2,527	27,813	1,138,965
General Counsel and Corporate Secretary	2013	292,842		—	148,175		—	271,509	34,295	30,575	777,396
	2012	290,888		—	352,066	(8)	—	285,400	110,859	19,758	1,058,971
John A. Klein	2014	245,192		—	73,790		—	365,383	—	41,291	725,656
Senior Vice President, Operations and Supply Chain Management	2013	203,077	(9)	—	225,608		—	149,244	—	87,167	665,096
Gary R. Johnson	2014	209,720		—	46,323		—	217,209	598	14,427	488,277
Vice President and Treasurer	2013	203,612		—	49,469		—	94,398	595	11,649	359,723
	2012	202,276		—	109,153	(8)	—	99,230	209	10,469	421,337

(1)

The amounts shown in this column represent the grant date fair value of the time-based restricted stock awards made in fiscal 2014, 2013 and 2012 to our Named Executive Officers, the performance share unit awards made in fiscal 2012, and the special one-time inducement awards of fully-vested shares of our Company’s common stock and time-based restricted stock made to Mr. Puishys in fiscal 2012, when he joined our Company. These amounts are calculated in accordance with FASB ASC Topic 718, based on the closing share price of our common stock on the date of grant. See Note 11 (Share-Based Compensation) to our fiscal 2014 Audited Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended March 1, 2014.

(2)

The amounts shown in this column represent the grant date fair value of options granted. In accordance with FASB ASC Topic 718, the grant date fair value for the awards has been determined using the Black-Scholes method and based on the assumptions set forth in Note 11 (Share-Based Compensation) to our fiscal 2014 Audited Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended March 1, 2014.

(3)

The amounts in this column for fiscal 2014 represent the annual cash incentive awards earned for fiscal 2014 made pursuant to our Executive MIP and the full earned amount of the fiscal 2013 – 2014 cash-based performance awards for the two-year performance cycle made pursuant to our Stock Incentive Plan, reported in a single year as required by applicable SEC rules. Actual payments of earned fiscal 2013 – 2014 cash-based performance awards are made in two equal installments following the performance period and are contingent on continued active employment on each applicable payment date. The first payment of the fiscal 2013 – 2014 cash-based performance awards was made in May 2014 and the second is scheduled to be made in March 2015.

The following table sets forth information with respect to fiscal 2014 non-equity incentive plan compensation for our Named Executive Officers.

Name	Fiscal Year	Annual Cash Incentive Awards Earned ($)	Two-Year Cash-Based Performance Awards Earned ($)
Joseph F. Puishys	2014	835,691	1,348,080
James S. Porter	2014	287,666	606,636
Patricia A. Beithon	2014	187,983	475,603
John A. Klein	2014	122,729	242,654
Gary R. Johnson	2014	65,648	151,561

For fiscal 2013 and 2012, the amounts in this column represent only the annual cash incentive awards earned. These awards were made pursuant to our Executive MIP for fiscal 2013 and our prior Executive MIP and individual annual cash incentive plan for fiscal 2012.

Our Executive MIP is discussed under the heading “Executive MIP” on page 35, and the fiscal 2014 annual cash incentive awards made pursuant to such plan are discussed under the heading “Fiscal 2014 Annual Cash Incentive Payouts” on page 36 and “Grants of Plan-Based Awards” on page 48. Our two-year cash-based performance award long-term compensation is discussed under “Two-Year Cash-Based Performance Awards” on page 38 and the fiscal 2013 – 2014 cash-based performance awards were made pursuant to our Stock Incentive Plan and are discussed under “Fiscal 2013 – 2014 Cash-Based Performance Award Payouts” on page 40.

(4)

The following table shows each component of the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column for each of our Named Executive Officers for fiscal 2014, 2013 and 2012.

Name	Fiscal Year	Change in Pension Value ($)	Above Market Earnings on Amounts Deferred Pursuant to our Legacy Deferred Compensation Plan ($)
Joseph F. Puishys	2014	—	—
	2013	—	—
	2012	—	—
James S. Porter	2014	—	—
	2013	—	—
	2012	—	—
Patricia A. Beithon	2014	2,396	131
	2013	34,165	130
	2012	110,813	46
John A. Klein	2014	—	—
	2013	—	—
Gary R. Johnson	2014	—	598
	2013	—	595
	2012	—	209

(5)	The following table shows each component of the “All Other Compensation” column for each of our Named Executive Officers for fiscal 2014.

Name	Perquisites ($)	Company Matching Contributions to Defined Contribution Plans ($)(a)	Dividends or Earnings on Stock Awards ($)(b)	Dividend Equivalents Paid on 2011 – 2013 Performance Share Units Earned	Relocation Assistance ($)	Total All Other Compensation ($)
Joseph F. Puishys	3,088(c)	9,221	56,018	—	—	68,327
James S. Porter	—	10,535	7,364	10,991	—	28,890
Patricia A. Beithon	1,136(d)	12,100	5,880	8,697	—	27,813
John A. Klein	931(d)	8,827	4,078	—	27,455(e)	41,291
Gary R. Johnson	796(d)	8,971	1,888	2,772	—	14,427

(a)

This column reports the amounts we set aside or accrued during fiscal 2014 under our 401(k) Retirement Plan and Employee Stock Purchase Plan as matching contributions on our Named Executive Officers’ contributions to such plans. Such contribution amounts are set forth in the table below. Our Named Executive Officers are eligible to participate in our 401(k) Retirement Plan and Employee Stock Purchase Plan on the same basis as all eligible employees.

Name	401(k) Retirement Plan Matching Contributions ($)	Employee Stock Purchase Plan 15% Matching Contributions ($)
Joseph F. Puishys	9,221	—
James S. Porter	8,975	1,560
Patricia A. Beithon	8,980	3,120
John A. Klein	8,827	—
Gary R. Johnson	8,971	—

(b)	This column represents dividends paid on unvested restricted stock.

(c)	Includes $1,140 in premiums for enhanced long-term disability insurance and $1,948 for reimbursement of spousal travel.

(d)	Includes premiums for enhanced long-term disability insurance.

(e)	Includes $8,084 in expenses relating to the sale of his home and purchase of a new home, and $19,371 in miscellaneous relocation expenses.

(6)	Mr. Puishys joined our Company as Chief Executive Officer and President on August 22, 2011, and his fiscal 2012 salary is only for the portion of the fiscal year that Mr. Puishys was our employee.

(7)

The amount includes the special, one-time new hire awards of 59,952 fully vested shares of our common stock with a grant date fair market value of $500,000 and 155,875 shares of time-based restricted stock with a grant date fair market value of $1,300,000, which vest in equal annual installments over five years.

(8)

The amounts include the grant date fair market value of the target payout amounts for the fiscal 2012 – 2014 performance share unit awards, which are as follows: Mr. Porter, $259,709; Ms. Beithon, $205,486; and Mr. Johnson, $65,486. The grant date fair market value of the maximum potential payout amounts for the performance share unit awards are as follows: Mr. Porter, $519,418; Ms. Beithon, $410,973; and Mr. Johnson, $130,972. Further information regarding the fiscal 2012 – 2014 performance share unit awards is included in the “Outstanding Equity Awards at 2014 Fiscal Year-End” table on page 49.

(9)

Mr. Klein joined our Company as Senior Vice President, Operations and Supply Chain Management on April 30, 2012, and his fiscal 2013 salary is only for the portion of the fiscal year that he was our employee.

Grants of Plan-Based Awards

The following table sets forth information for our Named Executive Officers concerning (i) estimated possible payouts for fiscal 2014 annual cash incentive awards, and (ii) time-based restricted stock awards made during fiscal 2014.

Fiscal 2014 Grants of Plan-Based Awards

Name	Grant Date	Estimated Possible Payouts under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of	Grant Date Fair Value of Stock and
		Threshold ($)	Target ($)	Maximum ($)	Stock or Units (#)(2)	Option Awards ($)(3)
Joseph F. Puishys
Fiscal 2014 annual cash incentive award	4/30/2013	33,500	670,000	1,340,000	—	—
Time-based restricted stock award	4/30/2013	—	—	—	21,036	535,997
James S. Porter
Fiscal 2014 annual cash incentive award	4/30/2013	11,531	230,625	461,250	—	—
Time-based restricted stock award	4/30/2013	—	—	—	7,241	184,501
Patricia A. Beithon
Fiscal 2014 annual cash incentive award	4/30/2013	7,535	150,700	301,400	—	—
Time-based restricted stock award	4/30/2013	—	—	—	5,678	144,675
John A. Klein
Fiscal 2014 annual cash incentive award	4/30/2013	4,920	98,400	196,800	—	—
Time-based restricted stock awards	4/30/2013	—	—	—	2,896	73,790
Gary R. Johnson
Fiscal 2014 annual cash incentive award	4/30/2013	2,632	52,636	105,273	—	—
Time-based restricted stock award	4/30/2013	—	—	—	1,818	46,323

(1)

These columns show the range of possible payouts under the fiscal 2014 annual cash incentive awards. The fiscal 2014 annual cash incentive awards were made pursuant to our Executive MIP described under the heading “Executive MIP” on page 35 and all are based on results achieved against financial performance metrics. Amounts shown in the “Threshold” column assume threshold performance level is achieved for only the performance goal with the lowest weighting and is not achieved for any other performance goals. Amounts shown in the “Target” and “Maximum” columns assume target and maximum performance levels, respectively, are achieved for all performance goals. The fiscal 2014 annual cash incentive award payouts are described under the heading “Fiscal 2014 Annual Cash Incentive Payouts” on page 36 and shown in the “Summary Compensation Table” on page 45 in the column titled “Non-Equity Incentive Plan Compensation.”

(2)

For our Named Executive Officers, these time-based restricted stock awards were based on performance during fiscal 2013 and vest in equal annual installments on the first three anniversaries of the grant date. Dividends or other distributions (whether cash, stock or otherwise) with respect to the shares of time-based restricted stock will be paid during the vesting period. In the event of total disability or death prior to the end of the vesting period, the shares of time-based restricted stock will be distributed at the end of the vesting period to the participant, or in the event of death, to his or her estate. Our time-based restricted stock program is described under “Time-Based Restricted Stock Awards” on page 37.

(3)

The fair value of the restricted stock awards was calculated by multiplying the number of shares of our common stock by $25.48, the closing price of our common stock on the NASDAQ Global Select Market on April 30, 2013, the date of the grant.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the equity awards held by our Named Executive Officers as of March 1, 2014, the last day of fiscal 2014.

Outstanding Equity Awards at 2014 Fiscal Year-End

	Option Awards						Stock Awards
Name	Option Grant Date		Number of Securities Under- lying Unexer- cised Options (#) Exer- cisable	Number of Securities Under- lying Unexer- cised Options (#) Unexer- cisable	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Joseph	8/22/2011	(4)	300,341	150,171	8.34	8/22/2021	—		—	—		—
F.	—		—	—	—	—	93,525	(5)	3,201,361	—		—
Puishys	—		—	—	—	—	21,673	(6)	741,867	—		—
	—		—	—	—	—	21,036	(7)	720,062	—		—
James	5/01/2007	(8)	18,058	—	24.19	5/01/2017	—		—	—		—
S.	4/29/2008	(8)	20,289	—	21.59	4/29/2018	—		—	—		—
Porter	—		—	—	—	—	—		—	18,354	(9)	628,257
	—		—	—	—	—	4,038	(10)	138,221	—		—
	—		—	—	—	—	8,624	(11)	295,200	—		—
	—		—	—	—	—	7,241	(7)	247,859	—		—
Patricia	4/13/2005	(8)	17,411	—	14.10	4/13/2015	—		—	—		—
A.	4/25/2006	(8)	16,939	—	15.77	4/25/2016	—		—	—		—
Beithon	5/01/2007	(8)	14,946	—	24.19	5/01/2017	—		—	—		—
	4/29/2008	(8)	17,104	—	21.59	4/29/2018	—		—	—		—
	—		—	—	—	—	—		—	14,522	(9)	497,088
	—		—	—	—	—	3,453	(10)	118,196	—		—
	—		—	—	—	—	6,761	(11)	231,429	—		—
	—		—	—	—	—	5,678	(7)	194,358	—		—
John	—		—	—	—	—	5,000	(12)	171,150	—		—
A.	—		—	—	—	—	3,125	(13)	106,969	—		—
Klein	—		—	—	—	—	2,896	(7)	99,130	—		—
Gary	—		—	—	—	—	—		—	4,628	(9)	158,416
R.	—		—	—	—	—	1,029	(10)	35,223	—		—
Johnson	—		—	—	—	—	2,257	(11)	77,257	—		—
	—		—	—	—	—	1,818	(7)	62,230	—		—

(1)	The exercise price for all stock option and stock appreciation right (“SAR”) grants is 100% of the closing price of our common stock on the NASDAQ Global Select Market on the date of grant.

(2)

The market value is calculated by multiplying the closing price of $34.23 of our common stock on the NASDAQ Global Select Market on February 28, 2014, the last trading day of fiscal 2014, by the number of shares of restricted stock that had not vested or the number of unearned performance share unit awards as of March 1, 2014, the last day of fiscal 2014.

(3)

Includes performance share unit awards with three-year performance periods until payout. At the beginning of each performance period, the threshold, target and maximum award levels are set. Our performance share unit award program is described under the heading “Legacy Fiscal 2012 – 2014 Performance Share Unit Payouts” on page 41.

(4)	Represents a stock option award that vests in equal, annual installments on the first three anniversaries of the date of grant and has a 10-year term.

(5)	Represents an unvested time-based restricted stock award granted on August 22, 2011, which vests in equal, annual installments on the first five anniversaries of the date of grant.

(6)	Includes unvested time-based restricted stock award granted on April 27, 2012, which vests in equal annual installments on the first three anniversaries of the date of grant.

(7)	Includes unvested time-based restricted stock award granted on April 30, 2013, which vests in equal annual installments on the first three anniversaries of the date of grant.

(8)

Represents SARs that vested in equal annual installments on the first three anniversaries of the date of grant and have 10-year terms. Upon exercise of a SAR, the holder will receive the number of shares of our common stock with a total value equivalent to the difference between the exercise price of the SAR and the fair market value of our common stock on the date of exercise. In the event of total disability or death, all outstanding SARs become immediately exercisable for a period of 12 months following the date of total disability or death.

(9)

Represents performance share unit awards made on April 26, 2011 for the three-year performance period beginning on the first day of fiscal 2012 and ending on the last day of fiscal 2014, which will only be earned if the predetermined goals for the performance period are met. The number of shares in this column is equal to the target number of performance share units.

For each of our Named Executive Officers, the number of shares of our common stock that may be earned as a payout based on threshold, target and maximum performance levels during the three-year performance period is set forth below.

Name	Performance Period	Estimated Future Payouts Based on Performance Level
		Threshold (#)	Target (#)	Maximum (#)
Joseph F. Puishys	N/A	N/A	N/A	N/A
James S. Porter	Fiscal 2012 – 2014	9,177	18,354	36,708
Patricia A. Beithon	Fiscal 2012 – 2014	7,261	14,522	29,044
John A. Klein	N/A	N/A	N/A	N/A
Gary R. Johnson	Fiscal 2012 – 2014	2,314	4,628	9,256

The performance share unit awards for the fiscal 2012 – 2014 performance period were paid out at the 134.59% level on April 29, 2014. Information regarding the performance share unit award payouts in fiscal 2014 is provided under the heading “Legacy Fiscal 2012 – 2014 Performance Share Unit Payouts” on page 41. The performance share unit awards for the fiscal 2012 – 2014 performance period are included in the table because such awards were not deemed earned and vested until April 29, 2014, which is after the last day of fiscal 2014.

(10)	Includes unvested time-based restricted stock awards granted on April 26, 2011, which vested on April 26, 2014.

(11)	Includes unvested time-based restricted stock awards granted on April 26, 2012, which vest in equal annual installments on the first three anniversaries of the date of grant.

(12)	Includes unvested time-based restricted stock award granted on April 30, 2012, which vested on April 30, 2014.

(13)	Includes unvested time-based restricted stock award granted on April 30, 2012 that vests in equal annual installments on the first three anniversaries of the date of grant.

Option Exercises and Stock Vested

The following table sets forth information on stock option and SAR award exercises and restricted stock awards vested during fiscal 2014 for each of our Named Executive Officers.

Fiscal 2014 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Joseph F. Puishys	—	—	42,012(3)	1,177,504(4)
James S. Porter	14,107	513,520	23,810(5)	606,808(6)
Patricia A. Beithon	22,000	513,674	19,101(5)	486,799(6)
John A. Klein	—	—	6,563(3)	167,255(7)
Gary R. Johnson	9,057	287,053	6,024(5)	153,524(6)

(1)

The value realized is the difference between the exercise price per share or SAR and the closing price of our common stock on the NASDAQ Global Select Market on the date of exercise multiplied by, in the case of a stock option, the number of shares acquired on exercise of the option or, in the case of a SAR, the number of SARs exercised.

(2)	The value realized is determined by multiplying the shares acquired on vesting by the closing price of our common stock on the NASDAQ Global Select Market on the vesting date.

(3)	Includes shares of time-based restricted stock that became vested and were distributed during fiscal 2014.

(4)

Calculated using the closing prices of $25.49 and $28.91 on April 26, 2013 and August 22, 2013, respectively, for the shares of time-based restricted stock that became vested on April 27, 2013 and August 22, 2013, respectively.

(5)

Includes fiscal 2011 – 2013 performance share unit awards and shares of time-based restricted stock that became vested and were distributed during fiscal 2014. The fiscal 2012 – 2014 performance share unit awards that were paid out on April 29, 2014 are not included in the table since such shares were not considered vested until April 29, 2014, which is after the last day of fiscal 2014.

(6)

Calculated using the closing prices of $25.49 on April 26, 2013 for the shares of time-based restricted stock that became vested on April 26 and 27, 2013 and $25.48 on April 30, 2013 for the fiscal 2011 – 2013 performance share units that became vested on April 30, 2013.

(7)	Calculated using the closing price of $25.48 on April 30, 2013 for shares of time-based restricted stock that became vested on April 30, 2013.

Retirement Plan Compensation

Legacy Officers’ Supplemental Executive Retirement Plan

Our Legacy Officers’ Supplemental Executive Retirement Plan (“Legacy SERP”) is a non-qualified, defined benefit retirement plan in which only Ms. Beithon and five other current or former members of senior management participate. Our Legacy SERP was amended in October 2008 so that no benefits will accrue to participants after December 31, 2008.

Benefits under our Legacy SERP are based on a participant’s highest average compensation for the five highest consecutive, completed calendar years of annual compensation during the last 10 years of employment. For purposes of calculating Legacy SERP benefits, compensation is divided into two categories: base salary and bonus compensation. Bonus compensation is the participant’s annual cash incentive compensation but does not include equity or deferred compensation (when received).

Benefits under our Legacy SERP are calculated as an annuity equal to a participant’s years of service to our Company multiplied by the sum of 2% of the their average monthly base salary and

4% of their average monthly bonus compensation, offset by benefits to be received under social security, our 401(k) Retirement Plan and our other defined contribution pension plans from contributions made by our Company. The maximum number of years of service that will be credited to any participant is 20 years. Benefits payable are generally a single life annuity unless the participant has made an election to receive a joint and survivor annuity or 10-year term certain and life annuity (both of which would be a reduced monthly benefit). A lump-sum payment is not available.

Under our Legacy SERP, the normal retirement age is 65 and a participant must be at least 55 years old to be eligible for benefits. If a participant retires from or terminates his or her employment with our Company on or after age 55 and elects to receive benefits prior to age 65, the participant’s monthly benefit will be reduced five-ninths of one percent for each of the first 60 months and five-eighteenths of one percent for each of the next 60 months by which the annuity starting date precedes the calendar month in which the participant would attain normal retirement age.

Fiscal 2014 Pension Benefits Table

The following table shows the present value of accumulated benefits under our Legacy SERP as of March 1, 2014, the measurement date used in preparing our fiscal 2014 Audited Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended March 1, 2014, years of service credit and payments during fiscal 2014 for Ms. Beithon, our only Named Executive Officer who participates in our Legacy SERP.

Fiscal 2014 Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Patricia A. Beithon	Legacy SERP	9	466,186	—

(1)

The present value of accumulated benefits is based on the assumptions used in determining our Legacy SERP benefit obligations and net periodic benefit cost for financial reporting purposes, except that no pre-retirement mortality assumption is used for these calculations. A complete description of the accounting policies and assumptions we used to calculate the present value of accumulated benefits can be found under Note 9 (Employee Benefit Plans – Officers’ Supplemental Executive Retirement Plan (SERP), Obligations and Funded Status of Defined-Benefit Pension Plans and Additional Information) to our fiscal 2014 Audited Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended March 1, 2014.

401(k) Retirement Plan

We provide our tax-qualified 401(k) retirement plan to substantially all of our U.S.-based, non-union employees and union employees at two of our manufacturing facilities who are scheduled to work more than 1,000 hours in a plan year. A participating employee may elect to contribute up to 60% of eligible earnings on a pre-tax basis into his or her 401(k) retirement plan account. We make a matching contribution for all of our eligible U.S.-based, non-union employees equal to 100% of the first 1% and 50% of the next 5% of the eligible compensation that the employee contributes to the plan, and matching contributions are made by our Company for union employees according to the terms of union contracts. Our employees are fully vested in their own contributions and become fully vested in our matching contributions after three years of vesting service.

Non-Qualified Deferred Compensation

Deferred Compensation Plan

Our Deferred Compensation Plan is a non-qualified deferred compensation plan for a select group of management and other highly compensated employees of our Company and our subsidiaries. Approximately 150 of our employees, including our Named Executive Officers, were eligible to participate in our Deferred Compensation Plan for the 2012 calendar year, 160 were eligible for the 2013 calendar year and 165 are eligible for the 2014 calendar year. Our Deferred Compensation Plan allows for deferrals by participants of up to 75% of base salary and sales commissions and up to 100% of bonuses and other cash or equity-based compensation approved by the Committee, and also provides that we may establish rules permitting a participant to defer performance-based compensation up to six months prior to the end of a performance period. There is no maximum dollar limit on the amount that may be deferred by a participant each year. A participant in our Deferred Compensation Plan may elect to have the participant’s account credited with earnings and investment gains and losses by assuming that deferred amounts were invested in one or more of 18 hypothetical investment fund options selected by the participant, which had investment returns ranging from -9.22% to 48.07% for calendar 2013. An Apogee common stock fund is not one of the investment options available under our Deferred Compensation

Plan. Participants are permitted to change their investment elections at any time. We may also make discretionary contributions to a participant’s account under our Deferred Compensation Plan, and our Company will designate a vesting schedule for each such contribution. The participants are always 100% vested in the amount they defer and the earnings, gains and losses credited to their accounts. Participants are entitled to receive a distribution from their account upon: a separation from service, a specified date, death, disability, retirement (as defined in our Deferred Compensation Plan), or unforeseeable emergency that results in “severe financial hardship” that is consistent with the meaning of such term under section 409A of the Internal Revenue Code. Distributions are in a lump sum, installments or a combination of lump sum with installments based upon the participant’s election as allowed under our Deferred Compensation Plan. Our Deferred Compensation Plan is an unfunded obligation of Apogee, and participants are unsecured creditors of Apogee.

Legacy Deferred Compensation Plan

Our Legacy Deferred Compensation Plan is a non-qualified deferred compensation plan for a select group of management or highly compensated employees of our Company and subsidiaries; however, in October 2010, the plan was amended to prohibit any future participant deferrals to the plan after our fiscal 2011. A participant in our Legacy Deferred Compensation Plan may choose to have his or her account credited with the applicable interest rate as set forth in the plan or credited with earnings and investment gains and losses by assuming the deferred amounts were invested in one or more of 18 hypothetical investment fund options selected by the participant, which had investment returns ranging from -9.22% to 48.07% for calendar 2013. For amounts deferred for plan years beginning on or after January 1, 2010, the applicable interest rate, which is not considered to be an “above-market” interest rate, is the monthly average yield for the last calendar month of the prior fiscal year on U.S. Treasury securities adjusted to a constant maturity of 10 years. For amounts deferred for plan years beginning prior to January 1, 2010, the applicable interest rate, which may be considered to be an “above-market” interest rate, is the greater of the following rates: (i) the sum of one and one-half percent (1-1/2%) plus the monthly average yield for the last calendar month of the prior fiscal year on U.S. Treasury securities adjusted to a constant maturity of 10 years; or (ii) one-half of the rate of Apogee’s after-tax return on beginning shareholders’

equity for the prior fiscal year. Our Legacy Deferred Compensation Plan is an unfunded obligation of Apogee, and participants are unsecured creditors of Apogee. Distributions are in either a lump sum or installments.

Non-Qualified Deferred Compensation Table

The table below provides information on our Named Executive Officers’ compensation during fiscal 2014 under our Deferred Compensation Plan and Legacy Deferred Compensation Plan.

Fiscal 2014 Deferred Compensation

Name	Name of Plan	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Joseph F. Puishys	Deferred Comp.	—	—	—	—	—
	Legacy Deferred Comp.	—	—	—	—	—
James S. Porter	Deferred Comp.	—	—	—	—	—
	Legacy Deferred Comp.	—	—	—	—	—
Patricia A. Beithon	Deferred Comp.	—	—	—	—	—
	Legacy Deferred Comp.	—	—	131	—	40,955(2)
John A. Klein	Deferred Comp.	—	—	—	—	—
	Legacy Deferred Comp.	—	—	—	—	—
Gary R. Johnson	Deferred Comp.	9,440(3)	—	—	4,883	15,141(3)
	Legacy Deferred Comp.	—	—	598	—	186,944(4)

(1)

Pursuant to SEC rules, all earnings on non-qualified deferred compensation during fiscal 2014 in excess of 3.20%, 120% of the applicable federal rate compounded annually, have been deemed “above-market earnings.” During fiscal 2014, the interest paid on amounts deferred for plan years beginning prior to January 1, 2010 pursuant to our Legacy Deferred Compensation Plan was 3.48%. These amounts are reported in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column of the “Summary Compensation Table” on page 45.

(2)

The amount reported in this column for Ms. Beithon is not reported in the “Summary Compensation Table” on page 45 because all of this amount was earned by her prior to fiscal 2012; however, all of this amount was reported in the “Summary Compensation Table” in the years earned.

(3)	The amounts reported in this column for Mr. Johnson are reported in the “Summary Compensation Table” on page 45 in the “Non-Equity Incentive Plan Compensation” column.

(4)

The amount reported in this column for Mr. Johnson for our Legacy Deferred Compensation Plan is not reported in the “Summary Compensation Table” on page 45, as all of this amount was earned by him prior to fiscal 2012; however, this amount would have been reported in the “Summary Compensation Table” in the year earned provided Mr. Johnson was a Named Executive Officer in such years.

Potential Payments Upon Termination or Following a Change-in-Control

Payments Made Upon Termination

Except for the transitional employment agreement entered into with Mr. Puishys in connection with his joining our Company as Chief Executive Officer and President in fiscal 2012, we do not have any employment agreements, employment arrangements or general severance plans covering our Named Executive Officers. Except as discussed below and under “Executive Benefits and Payments Upon Termination and Change-in-Control” on page 57 for Mr. Puishys, if the employment of any of our Other Named Executive Officers is voluntarily or involuntarily terminated, no additional payments or benefits will accrue or be owed to him or her, other than what the Named Executive Officer has accrued and is vested in under our benefit plans discussed above, including under the heading “Retirement Plan Compensation” on page 52. Any severance benefits payable to our Other Named Executive Officers not triggered by a change-in-control would be determined by the Compensation Committee at its discretion.

In connection with Mr. Puishys joining our Company as Chief Executive Officer and President on August 22, 2011, we entered into a transitional employment agreement which provides for a severance payment and certain other benefits if Mr. Puishys’ employment is terminated by us prior to August 22, 2016 without “Cause” (as defined in the transitional employment agreement) or by him for “Good Reason” (as defined in the transitional employment agreement). The severance payment and other benefits that would be payable to Mr. Puishys are described in more detail under “Transitional Employment Agreement with Our Chief Executive Officer” on page 42.

Except in connection with a change-in-control of Apogee and as described under “Transitional Employment Agreement with Our Chief Executive Officer” on page 42, a voluntary or involuntary termination will not trigger an acceleration of the vesting of any outstanding equity awards.

Payments Made Upon Disability

Under the terms of the Apogee Enterprises, Inc. Short-Term and Long-Term Disability Plans, each of our Named Executive Officers who participates in such plans is eligible for a disability benefit. The level of benefit depends upon the disability plan selected by our Named Executive Officer. Messrs. Puishys, Klein and Johnson and Ms. Beithon participate in our enhanced Long-Term Disability Plan and are eligible for a disability benefit that is equal to 100% of his or her monthly base salary during the first three months of disability and 60% of his or her monthly base salary up to a maximum of $15,000 per month thereafter. Mr. Porter has elected not to participate in our Long-Term Disability Plans and is only eligible to receive short-term disability benefits of $450 per week for 13 weeks.

If the employment of any of our Named Executive Officers is terminated due to disability, the terms of our performance share unit, SAR, stock option and restricted stock agreements provide for the immediate vesting of such awards.

Payments Made Upon Death

The terms of our performance share unit, SAR, stock option and restricted stock agreements provide for the immediate vesting of such awards in the event of the Named Executive Officer’s death.

Change-in-Control Severance Agreements

We have entered into change-in-control severance agreements (the “CIC Severance Agreement”) with each of our Named Executive Officers. Our CIC Severance Agreement is designed to retain our executive officers and provide for continuity of management in the event of an actual or threatened Change-in-Control of Apogee (as defined in the CIC Severance Agreement).

Our CIC Severance Agreement is a “double trigger” agreement. It provides that, in the event of a Change-in-Control of Apogee, each executive officer who is a party to an agreement will have specific rights and receive specified benefits if the executive officer is terminated without “Cause” (as defined in the CIC Severance Agreement) or the executive officer voluntarily terminates his or her employment for “Good Reason” (as defined in the CIC Severance Agreement) within two years after the Change-in-Control. In these circumstances, Messrs. Puishys, Porter and Klein, and Ms. Beithon will each receive a severance payment equal to two times and Mr. Johnson at one time his or her annual base salary plus his or her annual cash incentive at target level performance for such fiscal year. In addition, all unvested options and restricted stock awards held by the executive officer that have not vested by the Employment Termination Date will be immediately vested on such date. Our CIC Severance Agreement provides that, for a 12-or 24-month period following a Change-in-Control, Apogee will continue to provide medical and dental insurance coverage for the executive officer and the executive officer’s dependents or will reimburse the executive officer for the cost of obtaining substantially similar benefits. No benefits will be paid to the executive officer pursuant to the CIC Severance Agreement unless the executive officer executes and delivers to Apogee a release of claims.

Our CIC Severance Agreements contain a “best-net-benefit” provision which provides that, in the event that payments under the agreements trigger excise tax for the executive officer, the executive officer has the option of either reducing the severance payment, if the net benefit is greater than paying the excise tax, or paying the excise tax himself or herself. To receive these severance benefits, the executive officer shall not: (1) solicit, directly or indirectly, any of our existing or prospective customers, vendors or suppliers for a purpose competitive to our business or to encourage such customers, vendors or suppliers to terminate business with us; (2) solicit, directly or indirectly, any of our employees to terminate his or her employment; or (3) engage in or carry on, directly or indirectly, in certain geographic markets a business competitive with our business.

The CIC Severance Agreements continue through December 31 of each year and provide for automatic extension for one-year terms prior to a Change-in-Control unless we give prior notice of termination.

The terms of the agreements for performance share units and cash-based performance units provide that in the event of a Change-in-Control prior to the end of a performance period, the performance period is deemed to end on the date of the Change-in-Control and our Named Executive Officers are entitled to retain performance share units or cash-based performance units, to the extent earned, as adjusted for the truncated performance period. The terms of the restricted stock agreements for awards made pursuant to our Stock Incentive Plan entered into prior to April 26, 2011 provide that in the event of a Change-in-Control, all shares of restricted stock that have not vested as of the date of the Change-in-Control will immediately vest and the terms of the restricted stock agreements for awards made pursuant to our Stock Incentive Plan entered into on or after April 26, 2011 provide that in the event of a Change-in-Control, all shares of restricted stock that have not vested by the Employment Termination Date will immediately vest.

Executive Benefits and Payments Upon Termination and Change-in-Control

The table below shows potential payments to our Named Executive Officers upon certain terminations pursuant to agreement, disability, death and a change-in-control of our Company. The table below assumes that termination of employment or the change-in-control was effective as of February 28, 2014, the last trading day of fiscal 2014. The amounts shown are estimates of the amounts that would be paid to the executives upon termination of employment or the change-in-control, in addition to the base salary and bonus earned by our Named Executive Officers for fiscal 2014. We have not included payments or benefits that are fully disclosed in the “Fiscal 2014 Pension Benefits” table on page 52 or “Fiscal 2014 Deferred Compensation” table on page 54. The actual amounts to be paid can only be determined at the actual time of a Named Executive Officer’s termination of employment.

Name	Type of Payment	Payments Upon Involuntary Termination Without Cause or Resignation for Good Reason Pursuant to Employment Agreement ($)		Payments Upon Disability ($)		Payments Upon Death ($)		Payments After a Change-in- Control without Termination ($)		Payments Upon Involuntary or Good Reason Termination After a Change-in-Control Occurs ($)
Joseph	Cash Severance Payment	1,340,000	(1)	—		—		—		2,680,000	(2)
F.	Health Insurance Benefits	12,595		—		—		—		25,189
Puishys	Reimbursement of Legal Costs	—		—		—		—		—	(3)
	Acceleration of Vesting
	Stock Options	3,887,927	(4)	—		—		3,887,927	(4)	3,887,927	(4)
	Restricted Stock	3,201,361	(5)	4,663,290	(5)	4,663,290	(5)	—		4,663,290	(5)
	Cash-Based Perf. Awards	1,348,080	(6)	—	(7)	—	(7)	1,348,080	(6)	1,348,080	(6)
	Disability Payments	—		302,499	(8)	—		—		—

	Total	9,789,963		4,965,789		4,663,290		5,236,007		12,604,486

James	Cash Severance Payment	—		—		—		—		1,230,000	(2)
S.	Health Insurance Benefits	—		—		—		—		32,906
Porter	Reimbursement of Legal Costs	—		—		—		—		—	(3)
	Acceleration of Vesting
	Performance Share Units	—		—	(9)	—	(9)	845,584	(10)	845,584	(10)
	Restricted Stock	—		681,280	(5)	681,280	(5)	—		681,280	(5)
	Cash-Based Perf. Awards	—		—	(7)	—	(7)	606,636	(6)	606,636	(6)
	Disability Payments	—		5,850	(8)	—		—		—

	Total	—		687,130		681,280		1,452,220		3,396,406

Patricia	Cash Severance Payment	—		—		—		—		904,200	(2)
A.	Health Insurance Benefits	—		—		—		—		2,038
Beithon	Reimbursement of Legal Costs	—		—		—		—		—	(3)
	Acceleration of Vesting
	Performance Share Units	—		—	(9)	—	(9)	669,025	(10)	669,025	(10)
	Restricted Stock	—		543,983	(5)	543,983	(5)	—		543,983	(5)
	Cash-Based Perf. Awards	—		—	(7)	—	(7)	475,603	(6)	475,603	(6)
	Disability Payments	—		210,351	(8)	—		—		—

	Total	—		754,334		543,983		1,144,628		2,594,849

John	Cash Severance Payment	—		—		—		—		688,800	(2)
A.	Health Insurance Benefits	—		—		—		—		32,906
Klein	Reimbursement of Legal Costs	—		—		—		—		—	(3)
	Acceleration of Vesting
	Restricted Stock	—		377,249	(5)	377,249	(5)	—		377,249	(5)
	Cash-Based Perf. Awards	—		—	(7)	—	(7)	242,654	(6)	242,654	(6)
	Disability Payments	—		172,200	(8)	—		—		—

	Total	—		549,449		377,249		242,654		1,341,609

Gary	Cash Severance Payment	—		—		—		—		263,181	(1)
R.	Health Insurance Benefits	—		—		—		—		12,163
Johnson	Reimbursement of Legal Costs	—		—		—		—		—	(3)
	Acceleration of Vesting
	Performance Share Units	—		—	(9)	—	(9)	213,219	(10)	213,219	(10)
	Restricted Stock	—		174,710	(5)	174,710	(5)	—		174,710	(5)
	Cash-Based Perf. Awards	—		—	(7)	—	(7)	151,561	(6)	151,561	(6)
	Disability Payments	—		147,378	(8)	—		—		—

	Total	—		322,088		174,710		364,780		814,834

(1)	Equals the sum of his (a) annual base salary as of February 28, 2014 and (b) fiscal 2014 annual cash incentive award at target level performance.

(2)	Equals the sum of (a) two times his or her annual base salary as of February 28, 2014, and (b) two times his or her fiscal 2014 annual cash incentive award at target level performance.

(3)	We will pay legal fees and expenses incurred to obtain or enforce any right or benefit under his or her CIC Severance Agreement.

(4)

Includes stock options, which would vest upon an assumed occurrence on February 28, 2014 of one of the following events: (a) termination without “Cause” or resignation for “Good Reason” pursuant to employment agreement; (b) a Change-in-Control not involving an acquirer with publicly traded stock without termination of employment; or (c) termination without “Cause” or resignation for “Good Reason” after a Change-in-Control. The amount in this table represents the aggregate number of shares subject to options that would vest multiplied by the closing price ($34.23) of our common stock on the NASDAQ Global Select Market on February 28, 2014, the last trading day of fiscal 2014, less the exercise price ($8.34) of such options.

(5)

Includes time-based restricted stock awards (excluding performance share unit awards), which would vest upon an assumed occurrence on February 28, 2014 of one of the following events: (a) termination without “Cause” or resignation for “Good Reason” pursuant to employment agreement; (b) disability; (c) death; (d) a Change-in-Control without termination of employment; or (e) termination following a Change-in-Control. The amount in this table represents such aggregate number of shares multiplied by the closing price ($34.23) of our common stock on the NASDAQ Global Select Market on February 28, 2014, the last trading day of fiscal 2014.

(6)

The amount represents the payout of cash-based performance awards assuming the performance period ended upon the assumed occurrence on February 28, 2014 (one day before the end of the two-year performance period) of one of the following events: (a) termination without “Cause” or resignation for “Good Reason” pursuant to employment agreement; (b) a Change-in-Control without termination; or (c) termination following a Change-in-Control.

(7)

In the event employment is terminated due to retirement, disability or death prior to the end of the performance period for cash-based performance awards, our Named Executive Officer, or his or her estate, will be entitled to retain and receive a prorated portion (based on the amount of time elapsed between the beginning of the performance period and the date of termination) of the cash-based performance awards at the end of the performance period to the extent earned.

(8)

This amount represents the annual disability payments during the first year of disability. Annual disability payments after the first year of disability would be as follows: for Mr. Puishys, $180,000; for Mr. Porter, $0; for Ms. Beithon, $180,000; for Mr. Klein, $147,600; and for Mr. Johnson, $126,324.

(9)

In the event employment is terminated due to retirement, disability or death prior to the end of the performance period for performance share units, our Named Executive Officer, or his or her estate, will be entitled to retain and receive the performance share units at the end of the performance period to the extent earned.

(10)

This amount represents the payout of performance share units, assuming the performance period ended on February 28, 2014 (one day before the end of the three-year performance period), the date of the Change-in-Control.

PROPOSAL 2: ADVISORY APPROVAL OF APOGEE’S EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are providing shareholders with an advisory (nonbinding) vote on the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the rules of the SEC.

We are asking our shareholders to indicate their support for the compensation of our Named Executive Officers as described in this proxy statement. We believe that our executive compensation program is structured in the best manner possible to support our Company and its business objectives. It has been designed to implement certain core compensation principles, which include:

•	Alignment of management’s interests with our shareholders’ interests to support long-term value creation through our equity compensation programs and share ownership guidelines;

•	Pay-for-performance, which is demonstrated by linking annual cash incentives and long-term incentives to key financial measures;

•	Providing a flexible compensation package that reflects the cyclical nature of our business and fairly compensates our executives over our business cycle; and

•

Linking compensation to market levels of compensation paid to executive officers in the competitive market so that we can attract, motivate and retain executives who are able to drive the long-term success of Apogee.

We believe our executive compensation program reflects a strong pay-for-performance philosophy and is well-aligned with our shareholders’ long-term interests. Our executive compensation program is designed to motivate our executives, drive desirable behaviors, be competitive and promote retention. We ask for your support for the reasons listed below.

•

Our compensation programs are substantially tied to achievement of our key business objectives. A significant portion of each Named Executive Officer’s potential total annual cash compensation and long- term compensation is at risk and linked to our operating performance;

•	Our compensation programs are designed to take into account the cyclical nature of our business and to fairly compensate our executives over the commercial construction cycle;

•

Our compensation programs for executive officers deliver a significant portion of potential total compensation in the form of equity. If the value we deliver to our shareholders declines, so does the compensation we deliver to our executive officers;

•	We have stock ownership guidelines for our executive officers;

•	We offer very limited perquisites to our executive officers and do not provide tax reimbursement or “gross-ups” on perquisites;

•	Each of our Named Executive Officers is expected to demonstrate exceptional individual performance in order to continue serving as a member of the executive team; and

•	We continue to refine our executive compensation program to reflect evolving executive compensation practices.

We believe that the information provided above and within the “Executive Compensation” section of this proxy statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our shareholders’ interests to support long-term value creation. Accordingly, we are asking our shareholders to vote “FOR” the following resolution at the annual meeting:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of Apogee’s Named Executive Officers, as disclosed in Apogee’s Proxy Statement for the 2014 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and other related narrative disclosures.”

This advisory vote on executive compensation is not binding on Apogee, our Compensation Committee or our Board of Directors. However, our Compensation Committee and our Board of Directors will take into account the result of the vote when determining future executive compensation arrangements. We currently conduct annual advisory votes on executive compensation, and we expect to conduct our next advisory vote at our 2015 Annual Meeting of Shareholders.

Our Board of Directors recommends you vote FOR adoption of the resolution approving the compensation of our Named Executive Officers described in this proxy statement. Proxies will be voted FOR adoption of the resolution unless otherwise specified.

PROPOSAL 3: APPROVAL OF THE 2014 RESTATEMENT OF THE

APOGEE ENTERPRISES, INC. 2009 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

On May 7, 2009, our Board adopted, subject to shareholder approval, the Apogee Enterprises, Inc. 2009 Non-Employee Director Stock Incentive Plan (the “Director Stock Plan”). At our 2009 Annual Meeting of Shareholders held on June 24, 2009, the Director Stock Plan was approved by our shareholders. The purpose of the Director Stock Plan is to promote the interests of the Company and our shareholders by aiding us in attracting and retaining non-employee directors capable of providing strategic direction to, and contributing to the future success of, the Company, and motivating such non-employee directors to put forth maximum efforts for the success of our business. The Director Stock Plan allows us to provide our non-employee directors an opportunity to acquire a proprietary interest in the Company, thereby aligning the interests of our non-employee directors with our shareholders.

We currently award shares of time-based restricted stock to our non-employee directors under the Director Stock Plan. As of May 2, 2014, we had approximately 50,344 shares remaining available for future awards under the Director Stock Plan. Our Board believes that the continuation of stock-based compensation programs for our non-employee directors is essential in attracting and retaining experienced and talented non-employee directors who can contribute significantly to the management, growth and profitability of our business. Therefore, on April 30, 2014, our Board adopted, subject to shareholder approval, the restatement to the Director Stock Plan (the “Director Stock Plan Restatement”). If approved by our shareholders, the Director Stock Plan Restatement would:

•	Increase the number of shares authorized for issuance under the Director Stock Plan by 100,000 shares, from 250,000 to 350,000;

•	Clarify the share counting provisions under the Director Stock Plan;

•	Clarify the provisions prohibiting repricing of previously granted “underwater” options or SARs; and

•	Clarify the provisions prohibiting the payment of dividends or dividend equivalents on options, SARs or awards subject to performance-based vesting conditions prior to the vesting of such awards.

The following is a summary of the material terms of the Director Stock Plan and is qualified in its entirety by reference to the Director Stock Plan. A copy of the Director Stock Plan Restatement is attached as Appendix A to this proxy statement.

Administration

The Nominating and Corporate Governance Committee (for purposes of this summary, the “Committee”) administers the Director Stock Plan and has full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the Director Stock Plan. In addition, the Committee can specify whether, and under what circumstances, awards to be received under the Director Stock Plan or amounts payable under such awards may be deferred automatically or at the election of either the holder of the award or the Committee. Subject to the provisions of the Director Stock Plan, the Committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award. The Committee has authority to interpret the Director Stock Plan and establish rules and regulations for the administration of the Director Stock Plan.

Our Board of Directors may exercise the powers of the Committee at any time.

Eligible Participants

Any non-employee director is eligible to receive an award under the Director Stock Plan. As of May 2, 2014, the record date for the meeting, there were nine non-employee directors serving on our Board of Directors.

Shares Available for Awards

The aggregate number of shares of our common stock that may be issued under all stock-based awards made under the Director Stock Plan is currently 250,000. If the Director Stock Plan Restatement is approved by our shareholders, the aggregate number of shares of our common stock that may be issued under all stock-based awards made under the Director Stock Plan will be increased by 100,000 shares to 350,000 shares. The Committee will adjust the number of shares available in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event that affects shares of our common stock, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the Director Stock Plan.

Types of Awards and Terms and Conditions

The Director Stock Plan permits the granting of:

•	non-qualified stock options;

•	SARs;

•	restricted stock and restricted stock units;

•	dividend equivalents;

•	stock awards; and

•	other stock-based awards.

Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the Director Stock Plan or any other compensation plan. Awards can be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares of our common stock, other securities, other awards or other property, or any combination of these in a single payment, installments or on a deferred basis. The exercise price per share under any stock option or SAR may not be less than the fair market value of our common stock on the date of grant of such award. Determinations of fair market value under the Director Stock Plan will be made in accordance with methods and procedures established by the Committee. The term of stock options and SARs will not be longer than 10 years from the date of grant. Awards will be adjusted by the Committee in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event that affects shares of our common stock, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the Director Stock Plan.

Stock Options. The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price at the time or times determined by the Committee. The minimum vesting period of options will be three years from the date of grant, unless vesting of the option is conditioned on performance of the Company or an affiliate or on personal performance (other than continued service with the Company or an affiliate), in which case the minimum vesting period of options will be at least one year from the date of grant. Stock option awards subject to the three-year minimum vesting period may vest in installments over the three-year period. Notwithstanding the foregoing, the Committee may permit acceleration of vesting of options in the event of the non-employee director’s death, disability or retirement or a change-in-control of the Company. The option exercise price may be payable, at the discretion of the Committee, in cash, shares of our common stock, other securities, other awards or other property having a fair market value on the exercise date equal to the exercise price.

Stock Appreciation Rights. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, at the Committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of our common stock over the grant price of the SAR. SARs vest and become exercisable in accordance with a vesting schedule established by the Committee.

Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Committee (including, for example, restrictions on the right to vote the restricted shares or to receive any dividends with respect to the shares), which restrictions may lapse separately or in combination at such time or times or upon achievement of established performance goals, in such installments or otherwise as the Committee may deem appropriate. The minimum vesting period of such awards will be three years from the date of grant, unless the award is conditioned on performance of the Company or an affiliate or on personal performance (other than continued service with the Company or an affiliate), in which case the minimum vesting period of such award shall be at least one year from the date of grant. Time-based restricted stock and restricted stock unit awards subject to the three-year minimum vesting period may vest in installments over the three-year period. Notwithstanding the foregoing, the Committee may permit acceleration of vesting of such awards in the event of the non-employee director’s death, disability or retirement or a change-in-control of the Company.

The holder of restricted stock units will have the right, subject to any restrictions imposed by the Committee, to receive shares of our common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Committee. Upon the non-employee director’s resignation or removal as a director of the Company during the vesting period, the restricted stock and restricted stock units will be forfeited, unless the Committee determines that it would be in our best interest to waive the remaining restrictions.

Dividend Equivalents. The holder of a dividend equivalent will be entitled to receive payments (in cash, shares of our common stock, other securities, other awards or other property) equivalent to the amount of cash dividends paid by us to our shareholders, with respect to the number of shares determined by the Committee. Dividend equivalents will be subject to other terms and conditions determined by the Committee, but the Committee may not grant dividend equivalents in connection with grants of stock options or SARs. In addition, no dividend equivalents shall be paid with respect to performance-based awards prior to the vesting of such award.

Stock Awards. The Committee may grant unrestricted shares of our common stock, subject to terms and conditions determined by the Committee and the limitations in the Director Stock Plan.

Other Stock-Based Awards. The Committee is also authorized to grant other types of awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to our common stock, subject to terms and conditions determined by the Committee and the limitations in the Director Stock Plan.

Accounting for Awards

If an award entitles the holder to receive or purchase shares of our common stock, the shares covered by such award or to which the award relates will be counted against the aggregate number of shares available for awards under the Director Stock Plan. For SARs settled in shares upon exercise, the aggregate number of shares with respect to which the SAR is granted, rather than the number of shares actually issued upon exercise, will be counted against the number of shares available for awards under the Director Stock Plan. Awards that do not entitle the holder to receive or purchase shares and awards that are settled in cash will not be counted against the aggregate number of shares available for awards under the Director Stock Plan.

If an award is terminated, forfeited or cancelled without the issuance of any shares or if shares covered by an award are not issued for any other reason, then the number of shares counted against the aggregate number of shares available under the Director Stock Plan with respect to such award, to the extent of any such termination, forfeiture or cancellation, will again be available for future awards under the Director Stock Plan. If shares of restricted stock awarded under the Director Stock Plan are forfeited or otherwise reacquired by us prior to vesting, then the number of shares counted against the aggregate number of shares available under the Director Stock Plan with respect to such award, to the extent of any such forfeiture or reacquisition, will again be available for future awards under the Director Stock Plan. Shares withheld as payment of the purchase or exercise price of an award, or pursuant to a tax withholding obligation, will not be available again for granting awards under the Director Stock Plan.

Duration, Termination and Amendment

The Director Stock Plan will terminate on June 23, 2019, unless earlier terminated by the Board. No awards may be made after that date.

The Board may amend, alter, suspend, discontinue or terminate the Director Stock Plan at any time, although shareholder approval must be obtained for any amendment to the Director Stock Plan that would (i) increase the number of shares of our common stock available under the Director Stock Plan, (ii) permit awards of options or SARs at a price less than fair market value or (iii) permit repricing of options or SARs. Shareholder approval is also required for any action that requires shareholder approval under the rules and regulations of the SEC, the NASDAQ Global Select Market or any other securities exchange that are applicable to us.

Prohibition on Repricing Awards

Without the approval of our shareholders, the Committee will not reprice, adjust or amend the exercise price of any option or the grant price of any SAR previously awarded, whether through amendment, cancellation and replacement grant or any other means, except in connection with a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event that affects shares of our common stock, in order to prevent dilution or enlargement of the benefits, or potential benefits intended to be provided under the Director Stock Plan. In addition, without the approval of our shareholders, the Committee will not cancel any options or SARs that are “underwater” in exchange for grants of other award types or cash.

Transferability of Awards

Except as otherwise provided by the terms of the Director Stock Plan, awards (other than fully vested and unrestricted shares) under the Director Stock Plan may only be transferred by will or by the laws of descent and distribution. Under no circumstances may outstanding awards (other than fully vested and unrestricted shares) be transferred for value.

Federal Income Tax Consequences

Grant of Stock Options and SARs. The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.

Exercise of Stock Options and SARs. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we generally will be entitled at that time to an income tax deduction for the same amount. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income and generally are deductible by us.

The tax consequence upon a disposition of shares acquired through the exercise of a non-qualified stock option or SAR will depend on how long the shares have been held. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under a non-qualified stock option or SAR.

Restricted Stock. Recipients of grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is no longer subject to a substantial risk of forfeiture. However, an award holder who makes an 83(b) election within 30 days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of restricted stock (determined without regard to forfeiture restrictions). With respect to the sale of shares after the forfeiture restrictions have expired, the holding period to determine whether the award recipient has long-term or short-term capital gain or loss generally begins when the restrictions expire, and the tax basis for such shares will generally be based on the fair market value of the shares on that date. However, if the award holder made an 83(b) election as described above, the holding period commences on the date of such election, and the tax basis will be equal to the fair market value of the shares on the date of the election (determined without regard to the forfeiture restrictions on the shares). Dividends, if any, that are paid or accrued while the restricted stock is subject to a substantial risk of forfeiture will also be taxed as ordinary income. We will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.

Restricted Stock Units and Dividend Equivalents. Recipients of grants of restricted stock units or dividend equivalents (collectively, “deferred awards”) will not incur any federal income tax liability at the time the awards are granted. Award holders will recognize ordinary income equal to (i) the amount of cash received under the terms of the award or, as applicable, (ii) the fair market value of the shares received (determined as of the date of receipt) under the terms of the award. Dividend equivalents received with respect to any deferred award will also be taxed as ordinary income. Cash or shares to be received pursuant to a deferred award generally become payable when applicable forfeiture restrictions lapse, provided, however, that, if the terms of the award so provide, payment may be delayed until a later date to the extent permitted under applicable tax laws. We will be entitled to an income tax deduction for any amounts included by the award holder as ordinary income. For awards that are payable in shares, participant’s tax basis is equal to the fair market value of the shares at the time the shares become payable. Upon the sale of the shares, appreciation (or depreciation) after the shares are paid is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Other Stock Grants. As to other grants of shares of our common stock made under the Director Stock Plan not subject to a substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to the excess of (a) the fair market value of the shares received (determined as of the date of receipt) over (b) the amount (if any) paid for the shares by the holder of the award. We generally will be entitled at that time to an income tax deduction for the same amount.

Income Tax Deduction. Subject to the usual rules concerning reasonable compensation, we generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the Director Stock Plan.

Special Rules for Directors Subject to Section 16 of the Exchange Act. Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, shares received through exercise or payout of a non-qualified option, a SAR or a restricted stock unit, and any shares of restricted stock that vest, may be treated as restricted property for purposes of Section 83 of the Internal Revenue Code if the recipient has had a non-exempt acquisition of shares of the Company’s common stock within the six months prior to the exercise, payout or vesting. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period (unless a special election is made by the recipient pursuant to Section 83(b) of the Internal Revenue Code to recognize income as of the date the shares are received).

Section 409A of the Internal Revenue Code. The Committee will administer and interpret the Director Stock Plan and all award agreements in a manner consistent with the intent to satisfy the requirements of Section 409A of the Internal Revenue Code to avoid any adverse tax results thereunder to a holder of an award. If any provision of the Director Stock Plan or any award agreement would result in such adverse consequences, the Committee may amend that provision or take other necessary action to avoid any adverse tax results, and no such action will be deemed to impair or otherwise adversely affect the rights of any holder of an award under the Director Stock Plan.

New Plan Benefits

No awards made under the Director Stock Plan prior to the date of the 2014 Annual Meeting of Shareholders have been made subject to shareholder approval of the Director Stock Plan Restatement. The number and types of awards that will be granted under the Director Stock Plan in the future are not determinable, as the Committee will make these determinations in its sole discretion. The closing price of a share of our common stock as reported on the NASDAQ Global Select Market on May 2, 2014, the record date for the meeting, was $31.99.

Historical Awards Under the Director Stock Plan

The following table sets forth information with respect to grants of time-based restricted stock to the Named Executive Officers, director nominees and the specified groups set forth below under the Director Stock Plan as of March 1, 2014, the last day of fiscal 2014.

Name and Principal Position	Time-Based Restricted Stock
Joseph F. Puishys Chief Executive Officer and President	—
James S. Porter Chief Financial Officer	—
Patricia A. Beithon General Counsel and Secretary	—
John A. Klein Senior Vice President, Operations and Supply Chain Management	—
Gary R. Johnson Vice President and Treasurer	—
Robert J. Marzec Director Nominee	7,933
Donald A. Nolan Director Nominee	3,122
David E. Weiss Director Nominee	7,933
All current executive officers as a group (5 persons)	—
All current non-executive directors as a group (9 persons)	66,586
Each associate of the above-mentioned directors, executive officers or nominees	—
Each other person who received or is to receive 5% of such options, warrants or rights	—
All employees (other than executive officers) as a group (160 persons)	—

Equity Compensation Plan Information

The following table summarizes, with respect to our equity compensation plans, the number of shares of our common stock to be issued upon exercise of outstanding options, warrants and other rights to acquire shares, the weighted-average exercise price of those outstanding options, warrants and rights and the number of shares remaining available for future issuance under our equity compensation plans as of March 1, 2014, the last day of fiscal 2014.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in the First Column)

Equity compensation plans
approved by security holders	632,870	(1)(2)	$15.29	(3)	1,174,537	(4)

Equity compensation plans
not approved by security
holders	450,512	(5)(6)	$8.34		None

Total	1,083,382	(7)	$12.40		1,174,537

(1)

Includes shares underlying performance share unit awards granted under our Stock Incentive Plan, options and SARs granted under our 2002 Omnibus Stock Incentive Plan and options granted under our 1997 Stock Incentive Plan. Dividends accrue on the outstanding performance share units during the three-year performance period but will be paid only on shares earned at the end of the performance period. None of the outstanding stock options or SARs has dividend rights attached, nor are they transferable.

(2)

As described further under the heading “Legacy Fiscal 2012 – 2014 Performance Share Unit Payouts” on page 41, at the beginning of fiscal 2012, performance share units were awarded to plan participants which will vest based on our Company’s performance over a three-year performance period. The performance share units represent the right to receive shares of our common stock at the end of the three-year performance period. Pursuant to SEC rules and the reporting requirements for this table, we have included in this column 235,530 shares underlying the Fiscal 2012 – 2014 Performance Share Units at maximum level performance, assuming our Company performed at the maximum level during the applicable performance period. Only 117,765 shares underly the Fiscal 2012 – 2014 Performance Share Units at target level performance. We discontinued issuing performance share unit awards at the beginning of fiscal 2013.

Pursuant to the SEC rules and reporting requirements for this table, we have not included in this column 457,299 shares of restricted stock that are issued and outstanding. All shares of restricted stock outstanding have dividend rights attached, but none of the shares of restricted stock are transferrable.

(3)	The weighted-average exercise price only includes the 117,765 shares underlying the Fiscal 2012 – 2014 Performance Share Units at target level performance.

(4)

Pursuant to the SEC Rules and reporting requirements for this table, of these shares, 59,041 are available for issuance under our Legacy Partnership Plan, 959,568 are available for grant under our Stock Incentive Plan, 50,344 are available for grant under our Director Stock Plan; no shares are available for grant under our 2002 Omnibus Stock Incentive Plan or our 1997 Stock Incentive Plan, and 105,584 are available for grant under our Director Deferred Compensation Plan. However, because our Company granted the Fiscal 2012 - 2014 Performance Share Unit awards at target at the beginning of the three-year performance period, actual shares available for future grant under our Stock Incentive Plan (assuming the Fiscal 2012 - 2014 Performance Share Unit awards granted at target) is actually 1,077,333.

(5)

Reflects stock options granted to Mr. Puishys on August 22, 2011 pursuant to the terms of his employment agreement with our Company effective as of August 22, 2011. The options will vest in equal annual installments over a three-year period beginning on August 22, 2012.

(6)

Pursuant to the SEC rules and reporting requirements for this table, we have not included in this column 93,525 shares of restricted stock that are issued and outstanding. All shares of restricted stock outstanding have dividend rights attached, but none of the shares of restricted stock are transferrable.

(7)

If only the 117,765 shares underlying the Fiscal 2012 - 2014 Performance Share Unit awards at target level performance had been included in this column, the number of shares of common stock to be issued upon exercise of outstanding options, warrants and rights as of March 1, 2014, the last day of fiscal 2014, would have been 965,617, which aligns with the information reported under Note 11, (Share-Based Compensation) to our fiscal 2014 Audited Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended March 1, 2014.

Recommendation

The Board of Directors recommends that you vote FOR the proposal to approve the amendments to the Director Stock Plan Restatement. Proxies will be voted FOR the proposal unless otherwise specified.

PROPOSAL 4: APPROVAL OF THE 2014 RESTATEMENT OF THE APOGEE ENTERPRISES, INC. NON-EMPLOYEE DIRECTOR DEFERRED COMPENSATION PLAN

On October 9, 1998, our Board adopted, subject to shareholder approval, the Apogee Enterprises, Inc. Deferred Compensation Plan for Non-Employee Directors (the “Director Deferred Compensation Plan”). At our 1999 Annual Meeting of Shareholders held on June 22, 1999, the Director Deferred Compensation Plan was approved by our shareholders. The purpose of the Director Deferred Compensation Plan is to provide the means whereby amounts payable by our Company to our non-employee directors for services as a member of our Company’s Board may be deferred to some future period. It is also the purpose of the Director Deferred Compensation Plan to motivate such non-employee directors to put forth maximum efforts for the success of our business. The Director Deferred Compensation Plan allows us to provide our non-employee directors an opportunity to acquire a proprietary interest in our Company, thereby aligning the interests of our non-employee directors with our shareholders.

The Director Deferred Compensation Plan allows for deferrals by participants of up to 100% of their annual retainer and meeting fees (in 25% increments) into a deferred stock account. As of May 2, 2014, we had 105,584 shares of common stock remaining available for future awards under the Director Deferred Compensation Plan. Our Board believes that the continuation of a deferred program for our non-employee directors is essential in attracting and retaining experienced and talented non-employee directors who can contribute significantly to the management, growth and profitability of our business. Therefore, on April 30, 2014, our Board adopted, subject to shareholder approval, the restatement of the Director Deferred Compensation Plan (the “Director Deferred Compensation Plan Restatement”). If approved by our shareholders, the Director Deferred Compensation Plan Restatement would:

•	Increase the number of shares authorized for issuance under the Director Deferred Compensation Plan by 100,000 shares, from 155,000 to 255,000 shares of common stock of the Company;

•	Clarify that our Nominating and Corporate Governance Committee is responsible for the administration of the plan; and

•	Clarify that the plan is not subject to ERISA.

The following is a summary of the material terms of the Director Deferred Compensation Plan and is qualified in its entirety by reference to the Director Deferred Compensation Plan. A copy of the Director Deferred Compensation Plan Restatement is attached as Appendix B to this proxy statement.

Administration

Our Nominating and Corporate Governance Committee (for purposes of this summary, the “Committee”) administers the Director Deferred Compensation Plan and has full power and authority to determine administrative procedures regarding deferral elections, amount, form of payment and other terms and conditions of each account, consistent with the provisions of the Director Deferred Compensation Plan. The Committee has authority to interpret the Director Deferred Compensation Plan and establish rules and regulations for the administration of the Director Deferred Compensation Plan.

Our Board of Directors may exercise the powers of the Committee at any time.

Eligible Participants

Any non-employee director is eligible to defer under the Director Deferred Compensation Plan. As of May 2, 2014, the record date for the meeting, there were nine non-employee directors serving on our Board of Directors.

Shares Available for Awards

The aggregate number of shares of our common stock that may be issued under the Director Deferred Compensation Plan is currently 155,000. If the Director Deferred Compensation Plan Restatement is approved by our shareholders, the aggregate number of shares of our common stock that may be issued under the Director Deferred Compensation Plan will be increased by 100,000 shares to 255,000 shares of common stock of the Company. The Committee will adjust the number of shares available in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event that affects shares of our common stock in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the Director Deferred Compensation Plan.

Award Description

Each participating director will receive a credit of shares of the Company’s common stock in an amount equal to the amount deferred divided by the fair market value of one share as of the crediting date. Participating directors may also elect to receive the amounts credited to their accounts in the form of shares of common stock of the Company. Participating directors also elect to receive the amounts credited to their accounts in the form of shares of common stock (plus cash in lieu of fractional shares) either in a lump sum or in installments, and either at a fixed date, age 70, or following death or termination from our Board. Notwithstanding the above, if a change in control occurs (as defined in the Director Deferred Compensation Plan), the participating directors’ accounts will be paid out on the business day immediately following the effective date of the change in control. The Director Deferred Compensation Plan is an unfunded, book-entry, “phantom stock unit” plan as to which no trust or other vehicle has been established to hold any shares of common stock of the Company.

Dividend Credits

Each time a cash dividend is paid on common stock of the Company, the participating director shall receive a credit of stock units to the participating director’s deferred stock account.

Accounting for Awards

If an award entitles the holder to receive shares of our common stock, the shares covered by such award will be counted against the aggregate number of shares available for awards under the Director Deferred Compensation Plan.

Transferability of Awards

Each participating director may designate one or more beneficiaries to receive all or a portion of an award upon such participating director’s death. If the participating director fails to name a beneficiary, or any named beneficiary fails to survive the participating director, the deferred stock account will be distributed to the class of persons as described in the Director Deferred Compensation Plan. Our Company shall not make any payment under the Director Deferred Compensation Plan to any assignee or creditor of a participating director or a beneficiary.

Termination and Amendment

Our Board may amend, alter, suspend, discontinue or terminate the Director Deferred Compensation Plan at any time although shareholder approval must be obtained for any amendment to the Director Deferred Compensation Plan that would increase the number of shares of our common stock available under the Director Deferred Compensation Plan. Shareholder approval is also required for any action that requires shareholder approval under the rules and regulations of the SEC, the NASDAQ Global Select Market or any other securities exchange that are applicable to us.

Federal Income Tax Consequences

Income Tax Deduction. Subject to the usual rules concerning reasonable compensation, we generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the Director Deferred Compensation Plan.

Special Rules for Directors Subject to Section 16 of the Exchange Act. Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, shares received through exercise or payout of a non-qualified option, a SAR or a restricted stock unit, and any shares of restricted stock that vest, may be treated as restricted property for purposes of Section 83 of the Internal Revenue Code if the recipient has had a non-exempt acquisition of shares of the Company’s common stock within the six months prior to the exercise, payout or vesting. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period (unless a special election is made by the recipient pursuant to Section 83(b) of the Internal Revenue Code to recognize income as of the date the shares are received).

Section 409A of the Internal Revenue Code. The Committee will administer and interpret the Director Deferred Compensation Plan in a manner consistent with the intent to satisfy the requirements of Section 409A of the Internal Revenue Code to avoid any adverse tax results thereunder to a participant. If any provision of the Director Deferred Compensation Plan would result in such adverse consequences, the Committee may amend that provision or take other necessary action to avoid any adverse tax results, and no such action will be deemed to impair or otherwise adversely affect the rights of the participant.

New Plan Benefits

The amount of compensation deferred under the Director Deferred Compensation Plan is subject to the election of the participating directors, and cannot currently be determined. As of May 2, 2014, the closing price of a share of the Company’s common stock was $31.99.

Historical Awards Under the Director Deferred Compensation Plan

The following table sets forth information with respect to grants of phantom stock units to the Named Executive Officers, director nominees and the specified groups set forth below under the Director Deferred Compensation Plan as of March 1, 2014, the last day of fiscal 2014.

Name and Principal Position	Phantom Stock Units
Joseph F. Puishys Chief Executive Officer and President	—
James S. Porter Chief Financial Officer	—
Patricia A. Beithon General Counsel and Secretary	—
John A. Klein Senior Vice President, Operations and Supply Chain Management	—
Gary R. Johnson Vice President and Treasurer	—
Robert J. Marzec Director Nominee	10,748
Donald A. Nolan Director Nominee	1,494
David E. Weiss Director Nominee	—
All current executive officers as a group (5 persons)	—
All current non-executive directors as a group (9 persons)	138,502
Each associate of the above-mentioned directors, executive officers or nominees	—
Each other person who received or is to receive 5% of such options, warrants or rights	—
All employees (other than executive officers) as a group (160 persons)	—

Recommendation

The Board of Directors recommends that you vote FOR the proposal to approve the Director Deferred Compensation Plan Restatement. Proxies will be voted FOR the proposal unless otherwise specified.

AUDIT COMMITTEE REPORT AND PAYMENT OF FEES TO INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Audit Committee Report

Our Audit Committee oversees our financial reporting process (including our system of financial controls and internal and external auditing procedures) on behalf of our Board; oversees our program to ensure compliance with legal and regulatory requirements and ethical business practices; assesses and establishes policies and procedures to manage our financial reporting risk; and assesses our compliance with financial covenants in our debt instruments. Our Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm.

Our financial statements for the fiscal year ended March 1, 2014 were audited by Deloitte & Touche LLP, an independent registered public accounting firm.

Our Audit Committee has reviewed and discussed our audited financial statements with management and our independent registered public accounting firm. Our Audit Committee has discussed with our independent registered public accounting firm the matters required by Auditing Standard No. 16, (“Communications with Audit Committees”), as adopted by the U.S. Public Company Accounting Oversight Board (the “PCAOB”). In addition, our Audit Committee received from our independent registered public accounting firm the written disclosures and letter required by applicable requirements of the PCAOB regarding our independent registered public accounting firm’s communications with our Audit Committee concerning independence, and has discussed with our independent registered public accounting firm the firm’s independence.

Based on the review and discussions referred to above, our Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 1, 2014, for filing with the SEC.

Audit Committee of the

Board of Directors of Apogee

Robert J. Marzec, Chair

John T. Manning

Donald A. Nolan

Richard V. Reynolds

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

For fiscal 2014 and 2013, we incurred the fees shown in the following table for professional services provided by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”).

	Fiscal 2014	Fiscal 2013
Audit Fees(1)	$1,342,000	$1,254,000
Audit-Related Fees(2)	63,000	27,000
Tax Fees(3)	335,000	174,000
All Other Fees	—	—

Total	$1,740,000	$1,455,000

(1)

Audit fees consisted primarily of audit work performed in preparation of our annual financial statements, audit of internal controls over financial reporting, review of the quarterly financial statements included in our quarterly reports on Form 10-Q and review of other SEC filings for fiscal 2014 and 2013.

(2)	Audit-related fees primarily include fees for audits of our employee benefit plans during fiscal 2014 and 2013, and acquisition-related financial due diligence services during fiscal 2014.

(3)

Tax fees for fiscal 2014 consisted of $41,000 for U.S. and foreign tax return reviews and $294,000 for miscellaneous tax consultations. Tax fees for fiscal 2013 consisted of $33,000 for U.S. tax return review and $141,000 for miscellaneous tax consultations.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services Provided by Our Independent Registered Public Accounting Firm

Consistent with policies of the SEC regarding auditor independence, our Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, our Audit Committee established a policy to require pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm. As permitted by regulations of the SEC, our Audit Committee delegated the authority to pre-approve services provided by our independent registered public accounting firm to the Chair of our Audit Committee, who reports any pre-approval decisions to our Audit Committee at its next regularly scheduled meeting.

All of the services provided by our independent registered public accounting firm in fiscal 2014 and 2013, including services related to the audit-related fees and tax fees described above, were approved by our Audit Committee under its pre-approval policy.

PROPOSAL 5: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2015, subject to a satisfactory performance evaluation of our fiscal 2014 audit. Deloitte & Touche LLP has served as our independent registered public accounting firm since fiscal 2003. Deloitte & Touche LLP reports to our Audit Committee.

While it is not required to do so, our Board of Directors is submitting the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending February 28, 2015 to our shareholders for ratification in order to ascertain the views of our shareholders on this appointment. If the appointment is not ratified, our Audit Committee may reconsider its appointment.

A representative of Deloitte & Touche LLP will be present at our 2014 Annual Meeting of Shareholders and will be afforded the opportunity to make a statement and to respond to questions.

Our Audit Committee of our Board of Directors recommends that you vote FOR the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2015. Proxies will be voted FOR the proposal unless otherwise specified.

SHAREHOLDER PROPOSALS FOR OUR 2015 ANNUAL MEETING OF SHAREHOLDERS

Any shareholder wishing to have a proposal considered for inclusion in our proxy statement for our 2015 Annual Meeting of Shareholders must submit the proposal in writing to our Corporate Secretary at the address indicated on the Notice of Annual Meeting of Shareholders in accordance with all applicable rules and regulations of the SEC no later than January 13, 2015.

Under our Amended and Restated Bylaws, a shareholder proposal not included in our proxy statement for the 2015 Annual Meeting of

Shareholders is untimely and may not be presented in any manner at the 2015 Annual Meeting of Shareholders unless the shareholder wishing to make the proposal follows the notice procedures set forth in our Amended and Restated Bylaws, including delivering notice of the proposal in writing to our Corporate Secretary at the address indicated on the Notice of Annual Meeting of Shareholders no later than February 25, 2015.

ANNUAL REPORT TO SHAREHOLDERS

We have sent to our shareholders the Notice of Internet Availability of Proxy Materials containing instructions on how to access via the Internet our 2014 proxy statement and our Annual Report to Shareholders for the fiscal year ended March 1, 2014, which includes a copy of our Annual Report on Form 10-K filed with the SEC for the fiscal year ended March 1, 2014. Shareholders who received a paper copy of our 2014 proxy statement were also sent a copy of our Annual Report to Shareholders for the fiscal year ended March 1, 2014. Shareholders who wish to obtain additional copies of our Annual

Report on Form 10-K may do so without charge by contacting us through one of the following methods:

Internet:	www.apog.com
Email:	IR@apog.com
Telephone:	(877) 752-3432
Facsimile:	(952) 487-7565
Mail:	Investor Relations
Apogee Enterprises, Inc.
4400 West 78th Street, Suite 520
Minneapolis, Minnesota 55435

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC rules allow a single copy of the Notice of Internet Availability of Proxy Materials or proxy statement and Annual Report to Shareholders for the fiscal year ended March 1, 2014 to be delivered to multiple shareholders sharing the same address and last name, or who we reasonably believe are members of the same family, and who consent to receive a single copy of these materials in a manner provided by these rules. This practice is referred to as “householding” and can result in significant savings of paper and mailing costs. Although we do not household for our registered shareholders, some brokers household Apogee notices, proxy statements and annual reports, delivering single copies of such documents to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our Notice or proxy statement and annual report, or if you are receiving multiple copies of documents and wish to receive only one, please notify your broker. We will promptly deliver upon written or oral request a separate copy of our Notice, proxy statement and/or Annual Report to Shareholders for the fiscal year ended March 1, 2014 to a shareholder at a shared address to which a single copy of any such document was delivered. For copies of these documents, shareholders should write to our Investor Relations Department at the address listed above, or call (877) 752-3432.

OTHER MATTERS

Management does not intend to present any matters at the meeting other than those disclosed in this proxy statement, and we are not presently aware of any matter that may be presented at the meeting by others. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote on those matters in accordance with their best judgment.

By Order of the Board of Directors,

Patricia A. Beithon
General Counsel and Corporate Secretary

Dated: May 12, 2014

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Appendix A

APOGEE ENTERPRISES, INC.

2009 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN,

AS AMENDED AND RESTATED (2014)

Section 1.	Purpose.

The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining Non-Employee Directors capable of providing strategic direction to, and assuring the future success of, the Company, to offer such Non-Employee Directors incentives to put forth maximum efforts for the success of the Company’s business and an opportunity to acquire a proprietary interest in the Company, thereby aligning the interests of such Non-Employee Directors with the Company’s shareholders.

Section 2.	Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

(a)          “Acquiring Person” shall mean any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who or which, together with all Affiliates and Associates of such person, is the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of 10% or more of the shares of Common Stock of the Company then outstanding, but shall not include the Company, any subsidiary of the Company or any employee benefit plan of the Company or of any subsidiary of the Company or any entity holding shares of Common Stock organized, appointed or established for, or pursuant to the terms of, any such plan. For purposes of this definition, “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(b)          “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(c)          “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent, Stock Award or Other Stock-Based Award granted under the Plan.

(d)          “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. An Award Agreement may be in an electronic medium and need not be signed by a representative of the Company or the Participant. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(e)          “Board” shall mean the Board of Directors of the Company.

(f)          “Change in Control” shall mean:

(i)            a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, or successor provision thereto, whether or not the Company is then subject to such reporting requirement including, without limitation, any of the following events:

(A)              the consummation of any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities, or other property, other than a merger of the Company in which all or substantially all of the holders of the Company’s Common Stock immediately prior to the consolidation or merger own more than 65% of the common stock of the surviving corporation immediately after the merger in the same relative proportions as their ownership of the Company’s Common Stock immediately prior to the consolidation or merger;

(B)              any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company;

(C)              any reorganization, reverse stock split, or recapitalization of the Company which would result in a Change in Control; or

(D)              any transaction or series of related transactions having, directly or indirectly, the same effect as any of the foregoing.

(ii)            any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities; or

(iii)            the Continuing Directors cease to constitute a majority of the Company’s Board.

(g)          “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(h)          “Committee” shall mean the Nominating and Corporate Governance Committee of the Board or any successor committee of the Board designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3.

(i)          “Common Stock” shall mean shares of common stock, $.33-1/3 par value, of the Company.

(j)          “Company” shall mean Apogee Enterprises, Inc., a Minnesota corporation, and any successor corporation.

(k)          “Continuing Director” shall mean any person who is a member of the Board, who is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and who (A) was a member of the Board on the date of the applicable Award Agreement or (B) subsequently becomes a member of the Board, if such person’s initial nomination for election or initial election to the Board is recommended or approved by a majority of the Continuing Directors. For purposes of this definition, “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(l)          “Director” shall mean a member of the Board.

(m)        “Dividend Equivalent” shall mean any right granted under Section 5(d) of the Plan.

(n)        “Exchange Act” shall mean the Securities and Exchange Act of 1934, as amended.

(o)          “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the closing sale price of the Shares as reported on the NASDAQ Global Select Market on such date or, if such market is not open for trading on such date, on the most recent preceding date when such market is open for trading.

(p)          “Non-Employee Director” shall mean a Director who is not also an employee of the Company or an Affiliate.

(q)          “Option” shall mean an option granted under Section 5(a) of the Plan that is not intended to meet the requirements of Section 422 of the Code or any successor provision.

(r)          “Other Stock-Based Award” shall mean any right granted under Section 5(f) of the Plan.

(s)          “Participant” shall mean a Non-Employee Director granted an Award under the Plan.

(t)          “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(u)          “Plan” shall mean this Apogee Enterprises, Inc. 2009 Non-Employee Director Stock Incentive Plan, as amended from time to time.

(v)          “Restricted Stock” shall mean any Share granted under Section 5(c) of the Plan.

(w)          “Restricted Stock Unit” shall mean any unit granted under Section 5(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(x)          “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

(y)          “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(z)          “Shares” shall mean shares of Common Stock or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(aa)        “Stock Appreciation Right” shall mean any right granted under Section 5(b) of the Plan.

(bb)        “Stock Award” shall mean any Share granted under Section 5(e) of the Plan.

(cc)        “2002 Plan” shall mean the Apogee Enterprises, Inc. Amended and Restated 2002 Omnibus Stock Incentive Plan, as amended from time to time.

Section 3.	Administration.

(a)          Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares, other securities, other Awards, other property and other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement; (vi) accelerate the exercisability of any Award or the lapse of restrictions relating to any Award; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or cancelled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder of the Award or the Committee; (ix) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement.

(b)          Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4.	Shares Available for Awards.

(a)          Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 350,000.

(b)          Counting Shares. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. For purposes of determining the number of Shares covered on the date of grant by a Stock Appreciation Right that is to be settled in Shares, the aggregate number of Shares with respect to which the Stock Appreciation Right is to be exercised shall be counted against the number of Shares available for Awards under the Plan (without regard to the number of actual Shares issued upon settlement). Notwithstanding the foregoing, the following special rules shall apply with respect to share counting under the Plan:

(i)          If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including shares of Restricted Stock, whether or not dividends have been paid on such shares), or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted pursuant to Section 4(b) of the Plan against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

(ii)          Notwithstanding anything to the contrary in this Section 4(a), the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” permitted under the Award Agreement or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Option or Stock Appreciation Right; (C) Shares covered by a Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds.

(iii)        Awards that do not entitle the holder thereof to receive or purchase Shares and Awards that are settled in cash shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c)          Adjustments.  In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it deems equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

Section 5.	Awards.

(a)          Options.  The Committee is hereby authorized to grant Options to Non-Employee Directors with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)        Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii)        Option Term.  The term of each Option shall be fixed by the Committee but shall not be longer than 10 years from the date of grant (except where the exercise of the Option is suspended not more than 30 days because the exercise would otherwise violate applicable law).

(iii)        Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The minimum vesting period of Options shall be three years from the date of grant, unless vesting of the Option is conditioned on performance of the Company or an Affiliate or on personal performance (other than continued service with the Company or an Affiliate), in which case the minimum vesting period of Options shall be at least one year from the date of grant. Notwithstanding the foregoing, the Committee may permit acceleration of vesting of Options in the event of the Participant’s death, disability or retirement or a change in control of the Company. The Committee shall also determine the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(b)          Stock Appreciation Rights.  The Committee is hereby authorized to grant Stock Appreciation Rights to Non-Employee Directors subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the term limitation in Section 5(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)          Restricted Stock and Restricted Stock Units.  The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Non-Employee Directors with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)          Restrictions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times or upon achievement of established performance goals, in such installments or otherwise as the Committee may deem appropriate. Such Awards shall vest, in installments or otherwise, over at least a three-year period from the date of grant, unless the Award is conditioned on performance of the Company or an Affiliate or on personal performance (other than continued service with the Company or an Affiliate), in which case the minimum vesting period of such Award shall be at least one year from the date of grant; provided, however, that the Committee may permit acceleration of vesting of such Awards in the event of the Participant’s death, disability or retirement or a change in control of the Company. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 5(d).

(ii)          Issuance and Delivery of Shares.  Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)          Forfeiture.  Except as otherwise determined by the Committee, upon a Participant’s resignation or removal as a Director (in either case, as determined by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)          Dividend Equivalents.  The Committee is hereby authorized to grant Dividend Equivalents to a Participant under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Participants in connection with grants of Options or Stock Appreciation Rights to such Participants, and (ii) no dividend or Dividend Equivalent payments shall be made to a Participant with respect to any Award subject to performance-based vesting conditions prior to the date on which all conditions or restrictions relating to such Award (or portion thereof to which the dividend or Dividend Equivalent relates) have been satisfied, waived or lapsed.

(e)          Stock Awards. The Committee is hereby authorized to grant to Non-Employee Directors Shares without restrictions thereon, as deemed by the Committee to be consistent with the purpose of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, such Stock Awards may have such terms and conditions as the Committee shall determine.

(f)          Other Stock-Based Awards. The Committee is hereby authorized to grant to Non-Employee Directors such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and the Award Agreement. Shares, or other securities delivered pursuant to a purchase right granted under this Section 5(g), shall be purchased for consideration having a value equal to at least 100% of the Fair Market Value of such Shares or other securities on the date the purchase right is granted. The consideration paid by the Participant may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof), as the Committee shall determine.

(g)          General.

(i)          Consideration for Awards.  Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)          Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)          Forms of Payment under Awards.  Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)          Term of Awards.  The term of each Award shall be for a period not longer than 10 years from the date of grant (except where the exercise of the Option is tolled not more than 30 days because the exercise would otherwise violate applicable law).

(v)          Limits on Transfer of Awards.  Except as otherwise provided in this Section 5(g)(v), no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Each Award under the Plan or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant (except as provided herein or in an Award Agreement or amendment thereto relating to an Option) or, if permissible under applicable law, by the Participant’s guardian or legal representative. The Committee may establish procedures as it deems appropriate for a Participant to designate a Person or Persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death. Notwithstanding the foregoing, the Committee, in its discretion and subject to such additional terms and conditions as it determines, may permit a Participant to transfer an Option to any “family member” (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act of 1933, as amended) at any time that such Participant holds such Option, provided that such transfers may not be for value (i.e., the transferor may not receive any consideration therefor) and the family member may not make any subsequent transfers other than by will or by the laws of descent and distribution.

(vi)          Restrictions; Securities Exchange Listing.  All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

(vii)          Prohibition on Option and Stock Appreciation Right Repricing.  Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s shareholders, seek to effect any re-pricing of any previously granted “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, Stock Awards or Other Stock-Based Awards in exchange; or (iii) cancelling or repurchasing the underwater Options or Stock Appreciation Rights for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

(viii)        Section 409A Provisions.  Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A of the Code and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a Change in Control or due to the Participant’s disability or separation from service, such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such Change in Control, disability or separation from service meet the definition of a change in ownership or control, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. For purposes of this paragraph, a “separation from service” shall mean a complete severance for any reason of a Director’s relationship as a Director and/or independent contractor of the Company and any Affiliates. A Director may have a separation from service upon resignation as a Director even if the Director then becomes an officer or employee of the Company or an Affiliate. In all events, separation from service shall be construed to have a meaning consistent with the term “separation from service” as used and defined in Section 409A of the Code.

Section 6.	Amendment and Termination; Corrections.

(a)          Amendments to the Plan.  The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the shareholders of the Company shall be required for any amendment to the Plan that:

(i)          requires shareholder approval under the rules or regulations of the Securities and Exchange Commission, the NASDAQ Global Select Market or any other securities exchange that are applicable to the Company;

(ii)          increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)          permits repricing of Options or Stock Appreciation Rights which is prohibited by Section 5(g)(vii) of the Plan; and

(iv)          permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Sections 5(a)(i) and 5(b) of the Plan.

(b)          Amendments to Awards. Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the Participant or holder or beneficiary thereof. The Company intends that Awards under the Plan shall satisfy the requirements of Section 409A to avoid any adverse tax results thereunder, and the Committee shall administer and interpret the Plan and all Award Agreements in a manner consistent with that intent. If any provision of the Plan or an Award Agreement would result in adverse tax consequences under Section 409A, the Committee may amend that provision (or take any other action reasonably necessary) to avoid any adverse tax results and no action taken to comply with Section 409A shall be deemed to impair or otherwise adversely affect the rights of any holder of an Award or beneficiary thereof.

(c)          Correction of Defects, Omissions and Inconsistencies.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 7.	General Provisions.

(a)          No Rights to Awards.  No Non-Employee Director, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Non-Employee Directors, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)          Award Agreements.  No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant, or until such Award Agreement is delivered and accepted through any electronic medium in accordance with procedures established by the Company.

(c)          No Rights of Shareholders.  Except with respect to Restricted Stock and Stock Awards, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until the Shares have been issued.

(d)          No Limit on Other Compensation Plans or Arrangements.  Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(e)          No Right to Directorship.  The grant of an Award shall not be construed as giving a Participant the right to be retained as a Director.

(f)          Governing Law.  The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Minnesota.

(g)          Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(h)          No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(i)          No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be cancelled, terminated or otherwise eliminated.

(j)          Headings.  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(k)          Other Benefits.  No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

Section 8.	Effective Date of the Plan; Effect on 2002 Plan.

The Plan was approved by the shareholders of the Company at the 2009 Annual Meeting of Shareholders held on June 24, 2009 and the Plan was first effective as of the date of such shareholder approval. On and after the date of shareholder approval of the Plan, grants to Non-Employee Directors were discontinued under the 2002 Plan, and all grants to Non-Employee Directors on or after the date of shareholder approval of the Plan have been, and shall continue to be, made solely under the Plan. All grants previously made to Non-Employee Directors under the 2002 Plan shall continue to be governed by the terms and conditions of the 2002 Plan and any award agreements entered into thereunder.

Section 9.	Term of the Plan.

The Plan shall terminate at midnight on June 23, 2019, unless terminated before then by the Board. Awards may be granted under the Plan until the earlier to occur of termination of the Plan or the date on which all Shares available for Awards under the Plan have been purchased or acquired. As long as any Awards are outstanding under the Plan, the terms of the Plan shall govern such Awards.

Adopted by Board May 7, 2009, subject to and effective upon shareholder approval

Approved by shareholders on June 24, 2009

Amended by Board April 27, 2011, subject to and effective upon shareholder approval

Amended and Restated by Board April 30, 2014, subject to and effective upon shareholder approval

Appendix B

APOGEE ENTERPRISES, INC.

DEFERRED COMPENSATION PLAN

FOR NON-EMPLOYEE DIRECTORS

(2014 Restatement)

Section 1.	Establishment and Purpose.

(a)          Establishment.  Apogee Enterprises, Inc., a Minnesota corporation, together with any and all subsidiaries established effective as of January 31, 1998, a deferred compensation plan for the non-employee members of its Board which shall be known as the Deferred Compensation Plan for Non-Employee Directors (hereinafter called the “Plan”). Apogee reserved to itself, by action of the Compensation Committee of the Board of Directors, to amend this Plan and has done so on prior occasions. By the adoption of this 2014 Restatement, Apogee does hereby completely amend and restate the terms of the Plan in this Plan Statement.

(b)          Purpose.  The purpose of this Plan is to provide a means whereby amounts payable by the Company to its Non-Employee Directors for services as a member of the Company’s Board may be deferred to some future period. It is also the purpose of this Plan to motivate such Non-Employee Directors to continue to make contributions to the growth and profits of the Company and to increase their ownership of shares of Common Stock, and thereby align their interests in the long-term success of the Company with that of the other shareholders. This will be accomplished by allowing each Participating Director to elect voluntarily to receive all or a portion of his or her retainer and fees in the form of shares of deferred Common Stock pursuant to an irrevocable election made under this Plan.

Section 2.	Definitions.

(a)          Definitions.  When the following terms are used herein with initial capital letters, they shall have the following meanings:

(i)          “Board” shall mean the Board of Directors of the Company.

(ii)          “Committee” shall mean the Nominating and Corporate Governance Committee of the Board or any successor committee of the Board designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3.

(iii)          “Common Stock” shall mean the common stock, par value $0.33 1/3 per share, of Apogee Enterprises, Inc.

(iv)          “Company” shall mean Apogee Enterprises, Inc., a Minnesota corporation, together with all its subsidiaries.

(v)          “Deferral Election Form” shall mean the irrevocable election to defer the receipt of Fees and Retainer as provided for in Section 4(c) of this Plan.

(vi)          “Deferred Payment Form” shall mean the irrevocable payment election of the Participant’s Deferred Stock Account.

(vii)          “Deferred Stock Account” shall mean the account established pursuant to Section 4(b) of this Plan.

(viii)          “Election Amount” shall mean the amount of the Retainer and Fees the Participating Director elects to defer as set forth in Section 4(a) of this Plan.

(ix)          “Eligible Director” shall mean any Non-Employee Director of the Company as set forth in Section 3 of this Plan.

(x)          “Fair Market Value” shall mean the value as set forth in Section 4(e) of this Plan.

(xi)          “Fees” shall mean the amount payable to a Director for attendance at Board meetings or meetings of committees of the Board.

(xii)          “Maturity Date” shall mean the date set forth in Section 6(a) of this Plan.

(xiii)          “Non-Employee Director” shall mean an individual who is a member of the Board but who is not an employee of the Company or any of its subsidiaries.

(xiv)          “Participant” shall mean a person who is a Non-Employee Director who has elected to defer such fees and retainers under this Plan, or a person who, prior to the time of Termination from Board had elected to defer such compensation under this Plan and who retains, or whose beneficiaries retain, benefits under the Plan and in accordance with its terms.

(xv)          “Participating Director” shall mean has the meaning set forth in Section 4(a).

(xvi)          “Plan” shall mean this Deferred Compensation Plan, as it may be amended from time to time.

(xvii)          “Plan Year” shall mean the 12-month period beginning January 1 and ending December 31. There was a short Plan Year from July 1-December 31, 2005. Plan Years prior to July 1, 2005, began on July 1 and ended June 30 of each year.

(xviii)          “Retainer” shall mean the annual amount payable to a Director for services rendered as a Director.

(xix)          “Stock Deferral Election” shall mean the election made pursuant to Section 4(a) of this Plan.

(xx)          “Termination from Board” shall mean a Participant’s membership on the Board terminates under any circumstances. However when the term “Termination from Board” is used in the Plan Statement, it shall be construed to have the same meaning consistent with the term “Separation from Service” as used in section 409A of the Code.

(b)          Gender and Number. Except when otherwise indicated by the context, any masculine terminology when used in the Plan shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

Section 3.	Eligibility for Participation.

Any Non-Employee Director of the Company shall be eligible to participate in this Plan (an “Eligible Director”). In the event a Participant no longer meets the requirements for participation in this Plan, the Participant shall become an inactive Participant, retaining all the rights described under this Plan, except the right to make any further deferrals, until the time that the Participant again becomes an active Participant or receives a complete distribution of the Participant’s Deferred Stock Account.

Section 4.	Election to Defer Receipt of Retainer and Fees.

(a)          Election to Receive Common Stock at a Later Date in Lieu of Cash.  On forms provided by the Company, each Eligible Director who decides to participate may irrevocably elect to defer receipt of cash equal to 25%, 50%, 75% or 100% of the sum of the annual Retainer and any Fees. The amounts to be deferred will be in the form of a Common Stock credit to the Participating Director’s Deferred Stock Account, as set forth in Section 4(b) hereof, for the amount of the Retainer and Fees the Participating Director elects to defer. The Stock Deferral Election shall be made pursuant to Section 4(c). Any Stock Deferral Election may only be amended or revoked for a subsequent Plan Year, by completing a new Deferral Election Form and filing it with the Company prior to the beginning of such Plan Year as provided in Section 4(c).

(b)          Credits to Deferred Stock Account.  Credits to each Participant’s Deferred Stock Account shall be made quarterly as of the last business day of each calendar quarter. The amount credited for each quarter shall include the Fees earned by the Participating Director for meetings attended during the calendar quarter and 25% of the amount of the annual Retainer for the applicable Plan Year for which the Participating Director chose to defer receipt of cash. The credit to the Deferred Stock Account shall be in the form of stock units in a number equal to the number of shares of Common Stock having a Fair Market Value, as defined in Section 4(e), equal to the amount of the Retainer and Fees so elected for deferral for the applicable quarter. Amounts credited to the Deferred Stock Accounts shall be rounded to the nearest one-hundredth share. In the event that a Participating Director elects to defer less than 100% of the Retainer and Fees in shares of Common Stock, he shall receive the balance of the payment in cash.

(c)          Manner of Making Deferral Election.  A Participating Director may elect to defer payment of the Retainer and payment of Fees pursuant to this Plan by filing, at any time prior to the beginning of a Plan Year (or by such earlier date as the Administrative Committee shall determine), an irrevocable election with the Company on a form provided for that purpose, except that any person who is first elected to the Board after the beginning of a Plan Year may make a Stock Deferral Election for that Plan Year within thirty (30) days of becoming eligible to participate in this Plan. The Deferral Election Form shall specify an amount to be deferred expressed as a percentage of the Participating Director’s Retainer and Fees. In all circumstances, the first credit to a Participant’s Deferred Stock Account will only include the Retainer and Fees for services performed after the effective date of the Deferral Election Form.

(d)          Dividend Credit.  Each time a cash dividend is paid on the Common Stock of the Company, the Participating Director shall receive a credit of stock units to Participating Director’s Deferred Stock Account as of the last business day of the calendar quarter in which the dividend was paid. The number of stock units credited shall be the number equal to that number of shares of Common Stock (rounded to the nearest one-hundredth of a share) having a Fair Market Value, as defined in Section 4(e), on the last business day of the applicable calendar quarter equal to the amount of the dividend that would have been payable on the number of shares of Common Stock equal to the number of stock units credited to the Participating Director’s Deferred Stock Account on the dividend record date.

(e)          Fair Market Value.  For purposes of converting dollar amounts into shares of Common Stock, the Fair Market Value of each share of Common Stock shall be equal to the closing price of one share of the Common Stock on the NASDAQ Global Select Market (or other exchange on which the shares of Common Stock are then listed and primarily traded) on the applicable crediting date or payment date.

(f)          Termination of Service as a Director.  If a Participating Director leaves the Board before the conclusion of any calendar quarter, the Participating Director will be paid the quarterly installment of the Retainer and Fees entirely in cash, notwithstanding that a Stock Deferral Election made by such Participating Director is on file with the Company. The date of termination of a Participating Director’s service as a Director of the Company will be deemed to be the date of termination recorded on the personnel or other records of the Company.

Section 5.	Shares Available for Issuance.

(a)          Maximum Number of Shares Available.  The maximum number of shares of Common Stock that will be available for issuance under this Plan will be 255,000 shares, subject to any adjustments made in accordance with the provisions of Section 5(b). The shares of Common Stock available for issuance under this Plan shall be authorized but unissued shares.

(b)          Adjustments to Shares.  In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend, an appropriate adjustment will be made in the number and/or kind of securities available for issuance under this Plan to prevent either the dilution or the enlargement of the rights of the Eligible Directors and Participating Directors.

Section 6.	Deferral Payment and Issuance of Common Stock.

(a)          Maturity of Deferred Stock Account.  A Participant’s account shall become payable to (or with respect to) a Participant upon the earliest of, or upon the occurrence of, one of the following events (the “Maturity Date”), as elected by the Participant in the Deferral Election Form:

(i)          The Participant’s Termination from Board,

(ii)         A date selected by the Participant,

(iii)        The Participant reaches seventy (70) years of age, or

(iv)        The Participant’s death.

(b)          Form of Deferral Payment. At the time of making the Stock Deferral Election, each Participating Director shall also complete a deferral payment election specifying one of the payment options described in Sections 6(c) and (d), and an election pursuant to Section 6(a) for the Maturity Date. The deferral payment election shall be irrevocable as to all amounts credited to the Participating Director’s Deferred Stock Account. The Participating Director may change the deferral payment election by completing a Deferred Payment Form and filing it with the Company, such change will only apply to deferrals credited in a subsequent Plan Year.

(c)          Payment of Deferred Stock Accounts in a Lump Sum. Unless a Participating Director elects to receive payment of the Participating Director’s Deferred Stock Account in installments as described in Section 6(d), credits to a Participating Director’s Deferred Stock Account shall be payable in full on the first business day of the calendar year following the Maturity Date. If the provisions of Section 7 become applicable and a Participating Director’s designated beneficiary or beneficiaries are entitled to receive payment, such distributions shall, in all cases, be made in a lump sum in accordance with this Section and not Section 6(d) of this Plan. All payments shall be made in shares of Common Stock, with one share of Common Stock issued for each stock unit credited to the Participating Director’s Deferred Stock Account, plus cash in lieu of any fractional share.

(d)          Payment of Deferred Stock Accounts in Installments. A Participating Director may elect to have the Participating Director’s Deferred Stock Account paid in annual installments following the Maturity Date. All payments shall be made in shares of Common Stock, with one share of Common Stock issued for each stock unit credited to the Participating Director’s Deferred Stock Account, plus cash in lieu of any fractional share. All installment payments shall be made annually beginning on the first business day of the calendar year following the Maturity Date, with subsequent installments paid on the first business day of each subsequent calendar year. The amount of each installment payment shall be computed as the number of stock units credited to the Participating Director’s Deferred Stock Account on the relevant installment payment date, multiplied by a fraction, the numerator of which is one and the denominator of which is the total number of installments elected (not to exceed 10) minus the number of installments previously paid. Amounts paid prior to the final installment payment shall be rounded to the nearest whole number of shares; the final installment payment shall be for the whole number of stock units then credited to the Participating Director’s Deferred Stock Account, together with cash in lieu of any fractional share.

(e)          Payment of Deferred Stock Accounts – Change in Control. Notwithstanding Sections 6(c) and (d), in the event of a Change in Control (as defined in Section 12), credits to a Participating Director’s Deferred Stock Account immediately prior to the effective time of the transaction constituting the Change in Control shall be paid in full to the Participating Director or the Participating Director’s beneficiary or estate, as the case may be, either in whole shares of Common Stock (together with cash in lieu of a fractional share) or, if the holders of Common Stock generally are to receive other consideration in such Change in Control transaction, in the consideration per share of Common Stock to be received by such holders of Common Stock, in either case, on the business day immediately after the effective date of the transaction.

Section 7.	Designation of Beneficiaries.

(a)          Right to Designate. Each Participant may designate, upon forms to be furnished by and filed with the Plan Administrator, one or more primary Beneficiaries or alternative Beneficiaries to receive all or a specified part of such Participant’s Deferred Stock Account in the event of such Participant’s death. The Participant may change or revoke any such designation from time to time without notice to or consent from any Beneficiary. No such designation, change or revocation shall be effective unless executed by the Participant and received by the Company during the Participant’s lifetime.

(b)          Failure of Designation. If a Participant:

(i)          fails to designate a Beneficiary,

(ii)         designates a Beneficiary and thereafter revokes such designation without naming another Beneficiary, or

(iii)        designates one or more Beneficiaries and all such Beneficiaries so designated fail to survive the Participant,

such Participant’s Deferred Stock Account, or the part thereof as to which such Participant’s designation fails, as the case may be, shall be payable to the first class of the following classes of automatic Beneficiaries with a member surviving the Participant and (except in the case of surviving issue) in equal shares if there is more than one member in such class surviving the Participant:

Participant’s surviving spouse

Participant’s surviving issue per stirpes and not per capita

Participant’s surviving parents

Participant’s surviving brothers and sisters

Representative of Participant’s estate.

(c)          Disclaimers by Beneficiaries. A Beneficiary entitled to a distribution of all or a portion of a deceased Participant’s Deferred Stock Account may disclaim an interest therein subject to the following requirements. To be eligible to disclaim, a Beneficiary must be a natural person, must not have received a distribution of all or any portion of the Deferred Stock Account at the time such disclaimer is executed and delivered, and must have attained at least age twenty-one (21) years as of the date of the Participant’s death. Any disclaimer must be in writing and must be executed personally by the Beneficiary before a notary public. A disclaimer shall state that the Beneficiary’s entire interest in the undistributed Deferred Stock Account is disclaimed or shall specify what portion thereof is disclaimed. To be effective, duplicate original executed copies of the disclaimer must be both executed and actually delivered to the Company after the date of the Participant’s death but not later than one hundred eighty (180) days after the date of the Participant’s death. A disclaimer shall be irrevocable when delivered to the Company. A disclaimer shall be considered to be delivered to the Company only when actually received by the Company. The Company shall be the sole judge of the content, interpretation and validity of a purported disclaimer. Upon the filing of a valid disclaimer, the Beneficiary shall be considered not to have survived the Participant as to the interest disclaimed. A disclaimer by a Beneficiary shall not be considered to be a transfer of an interest in violation of the provisions of Section 8 and shall not be considered to be an assignment or alienation of benefits in violation of federal law prohibiting the assignment or alienation of benefits under this Plan. No other form of attempted disclaimer shall be recognized by the Company.

(d)          Definitions.  When used herein and, unless the Participant has otherwise specified in the Participant’s Beneficiary designation, when used in a Beneficiary designation, “issue” means all persons who are lineal descendants of the person whose issue are referred to, including legally adopted descendants and their descendants but not including illegitimate descendants and their descendants; “child” means an issue of the first generation; “per stirpes” means in equal shares among living children of the person whose issue are referred to and the issue (taken collectively) of each deceased child of such person, with such issue taking by right of representation of such deceased child; and “survive” and “surviving” mean living after the death of the Participant.

(e)          Special Rules.  Unless the Participant has otherwise specified in the Participant’s Beneficiary designation, the following rules shall apply:

(i)          If there is not sufficient evidence that a Beneficiary was living at the time of the death of the Participant, it shall be deemed that the Beneficiary was not living at the time of the death of the Participant.

(ii)         The automatic Beneficiaries specified in Section 7(b) and the Beneficiaries designated by the Participant shall become fixed at the time of the Participant’s death so that, if a Beneficiary survives the Participant but dies before the receipt of all payments due such Beneficiary hereunder, such remaining payments shall be payable to the representative of such Beneficiary’s estate.

(iii)         If the Participant designates as a Beneficiary the person who is the Participant’s spouse on the date of the designation, either by name or by relationship, or both, the dissolution, annulment or other legal termination of the marriage between the Participant and such person shall automatically revoke such designation. (The foregoing shall not prevent the Participant from designating a former spouse as a Beneficiary on a form executed by the Participant and received by the Plan Administrator after the date of the legal termination of the marriage between the Participant and such former spouse, and during the Participant’s lifetime.)

(iv)         Any designation of a nonspouse Beneficiary by name that is accompanied by a description of relationship to the Participant shall be given effect without regard to whether the relationship to the Participant exists either then or at the Participant’s death.

(v)         Any designation of a Beneficiary only by statement of relationship to the Participant shall be effective only to designate the person or persons standing in such relationship to the Participant at the Participant’s death.

A Beneficiary designation is permanently void if it either is executed or is filed by a Participant who, at the time of such execution or filing, is then a minor under the law of the state of the Participant’s legal residence. The Company shall be the sole judge of the content, interpretation and validity of a purported Beneficiary designation.

(f)          No Spousal Rights.  Prior to the death of the Participant, no spouse or surviving spouse of a Participant and no person designated to be a Beneficiary shall have any rights or interest in the benefits credited under this Plan including, but not limited to, the right to be the sole Beneficiary or to consent to the designation of Beneficiaries (or the changing of designated Beneficiaries) by the Participant.

(g)          Death Prior to Full Distribution.  If, at the death of the Participant, any payment to the Participant was due or otherwise pending but not actually paid, the amount of such payment shall be included in the Deferred Stock Account which are payable to the Beneficiary (and shall not be paid to the Participant’s estate).

(h)          Facility of Payment.  In case of the legal disability, including minority, of a Participant or Beneficiary entitled to receive any distribution under this Plan, payment shall be made, if the Company shall be advised of the existence of such condition:

(i)          to the duly appointed guardian, conservator or other legal representative of such Participant or Beneficiary, or

(ii)         to a person or institution entrusted with the care or maintenance of the incompetent or disabled Participant or Beneficiary, provided such person or institution has satisfied the Company that the payment will be used for the best interest and assist in the care of such Participant or Beneficiary, and provided further, that no prior claim for said payment has been made by a duly appointed guardian, conservator or other legal representative of such Participant or Beneficiary.

Any payment made in accordance with the foregoing provisions of this Section shall constitute a complete discharge of any liability or obligation of the Company therefor.

Section 8.	Nontransferability.

In no event shall the Company make any payment under this Plan to any assignee or creditor of a Participant or of a Beneficiary. Prior to the time of payment hereunder, a Participant or Beneficiary shall have no rights by way of anticipation or otherwise to assign or otherwise dispose of any interest under this Plan nor shall such rights be assigned or transferred by operation of the law.

Section 9.	Limitation on Rights of Eligible Directors and Participating Directors.

(a)          Service as a Director.  Nothing in this Plan will interfere with or limit in any way the right of the Board or the Company’s shareholders to remove an Eligible Director or Participating Director from the Board. Neither this Plan nor any action taken pursuant to it will constitute or be evidence of any agreement or understanding, express or implied, that the Board or the Company’s shareholders have retained or will retain an Eligible Director or Participating Director for any period of time or at any particular rate of compensation.

(b)          Nonexclusivity of the Plan.  Nothing contained in this Plan is intended to effect, modify or rescind any of the Company’s existing compensation plans or programs or to create any limitations on the Board’s power or authority to modify or adopt compensation arrangements as the Board may from time to time deem necessary or desirable.

Section 10.	Plan Amendment, Modification and Termination.

The Board may suspend or terminate this Plan at any time. The Board may amend this Plan from time to time in such respects as the Board may deem advisable in order that this Plan will conform to any change in applicable laws or regulations or in any other respect that the Board may deem to be in the Company’s best interests; provided, however, that no amendments to this Plan will be effective without approval of the Company’s shareholders, if shareholder approval of the amendment is then required pursuant to Rule 16b-3 (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended, or the rules of the NASDAQ Global Select Market (or other exchange on which the shares of Common Stock are then listed and primarily traded). Following a termination of the Plan, Deferred Stock Accounts shall remain in the Plan until the Participant becomes eligible for the benefits under Section 6. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination. Notwithstanding the foregoing, to the extent permissible under section 409A of the Code and the related Treasury regulations and guidance, if there is a termination of the Plan with respect to all Participants, the Board shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to immediately pay all benefits in a lump sum following such termination of the Plan.

Section 11.	Participants Are General Creditors of the Company.

The Participating Directors and Beneficiaries thereof shall be general unsecured creditors of the Company with respect to any payments to be made pursuant to this Plan and shall not have any preferred interest by way of trust, escrow, lien or otherwise in any specific assets of the Company. If the Company shall, in fact, elect to set aside monies or other assets to meet its obligations hereunder (there being no obligation to do so), whether in a grantor’s trust or otherwise, the same shall, nevertheless, be regarded as a part of the general assets of the Company subject to the claims of its general creditors, and neither any Participating Director nor any Beneficiary thereof shall have a legal, beneficial or security interest therein.

Section 12.	Change in Control.

(a)          Change in Control.  A “Change in Control” shall mean:

(i)          a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or successor provision thereto, whether or not the Company is then subject to such reporting requirement including, without limitation, any of the following events:

(A)          the consummation of any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company’s Common Stock immediately prior to the consolidation or merger have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger; or

(B)          any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company;

(ii)          any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities;

(iii)          the Continuing Directors (as defined in Section 12(b) hereof) cease to constitute a majority of the Company’s Board; or

(iv)         the majority of the Continuing Directors determine in their sole and absolute discretion that there has been a change in control of the Company.

Notwithstanding the foregoing, none of the foregoing event(s) shall constitute a Change in Control unless such event(s) constitute a Change in Control as defined in section 409A of the Code, any regulations and other guidance in effect from time to time thereunder, including without limitation, Treasury Regulation § 1.409A-3(i)(5).

(b)          Continuing Director.  “Continuing Director” shall mean any person who is a member of the Board of the Company, who is not an Acquiring Person (as hereinafter defined) or an Affiliate or Associate (as hereinafter defined) of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and who (a) was a member of the Board on the date, as of which this Plan first became effective or (b) subsequently becomes a member of the Board, if such person’s initial nomination for election or initial election to the Board is recommended or approved by a majority of the Continuing Directors. For purposes of this Section 12(b): “Acquiring Person” shall mean any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) who or which, together with all Affiliates and Associates of such person, is the Beneficial Owner of 10% or more of the shares of Common Stock of the Company then outstanding, but shall not include the Company, any subsidiary of the Company or any executive benefit plan of the Company or of any subsidiary of the Company or any entity holding shares of Common Stock organized, appointed or established for, or pursuant to the terms of, any such plan; and “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

Section 13.	Claims Procedure.

Without limiting the generality of the following, an application for benefits under Section 3 shall be processed as a claim for the purposes of this Section.

(a)          Original Claim.  Any person may file with the Committee a written claim for benefits under this Plan. Within ninety (90) days after the filing of such a claim, the Committee shall notify the claimant in writing whether his or her claim is upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred eighty days from the date the claim was filed) to reach a decision on the claim. If the claim is denied in whole or in part, the Committee shall state in writing:

(i)          the specific reasons for the denial;

(ii)         the specific references to the pertinent provisions of the Plan Statement on which the denial is based;

(iii)        a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

(iv)        an explanation of the claims review procedure set forth in this Section.

(b)          Claims Review Procedure. Within sixty (60) days after receipt of notice that his or her claim has been denied in whole or in part, the claimant may file with the Committee a written request for a review and may, in conjunction therewith, submit written issues and comments. Within sixty (60) days after the filing of such a request for review, the Committee shall notify the claimant in writing whether, upon review, the claim was upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred twenty days from the date the request for review was filed) to reach a decision on the request for review.

(c)          General Rules.

(i)          No inquiry or question shall be deemed to be a claim or a request for a review of a denied claim unless made in accordance with the claims procedure. The Committee may require that any claim for benefits and any request for a review of a denied claim be filed on forms to be furnished by the Committee upon request.

(ii)          All decision on claims and on requests for a review of denied claims shall be made by the Committee.

(iii)          The Committee may, in its discretion, hold one or more hearings on a claim or a request for a review of a denied claim.

(iv)          Claimants may be represented by a lawyer or other representative (at their own expense), but the Committee reserves the right to require the claimant to furnish written authorization. A claimant’s representative shall be entitled to receive copies of notices sent to the claimant.

(v)          The decision of the Committee on a claim and on a request for a review of a denied claim shall be served on the claimant in writing. If a decision or notice is not received by a claimant within the time specified, the claim or request for a review of a denied claim shall be deemed to have been denied.

(vi)          Prior to filing a claim or a request for a review of a denied claim, the claimant or his or her representative shall have a reasonable opportunity to review a copy of the Plan Statement and all other pertinent documents in the possession of Apogee.

(vii)          The Committee may permanently or temporarily delegate all or a portion of its authority and responsibility under this Section to another committee or to an individual.

(viii)          The procedures and remedies herein are not exclusive. Subsequent to a Change in Control, a Participant or surviving spouse of a Participant shall not be required to exhaust these administrative remedies. If there is litigation regarding the benefits payable to or with respect to a Participant, then notwithstanding Section 7(d), determinations made by the Committee subsequent to a Change in Control (even if such determinations relate to events occurring wholly or partially before the Change in Control) shall not be afforded any deference and the matter shall be heard de novo.

(ix)          If any Participant successfully litigates, in whole or in part, any claim for benefits under this Plan, the court shall award reasonable attorney’s fees and costs of the action to the Participant.

Section 14.	Miscellaneous.

(a)          Securities Law and Other Restrictions. Notwithstanding any other provision of this Plan or any Stock Deferral Election delivered pursuant to this Plan, the Company will not be required to issue any shares of Common Stock under this Plan and a Participating Director may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to this Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) and any applicable state securities laws or an exemption from such registration under the Securities Act and applicable state securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body that the Company deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company, in order to comply with such securities law or other restriction.

(b)          Governing Law. The validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota.

(c)          Service of Process. In the absence of any designation to the contrary by the Company, the Secretary of the Company is designated as the appropriate and exclusive agent for the receipt of service of process directed to this Plan in any legal proceeding including arbitration, involving this Plan.

(d)          Administrative Determinations.  The Committee shall make such determinations as may be required from time to time in the administration of this Plan. The Committee shall have the discretionary authority and responsibility to interpret and construe the Plan Statement and to determine all factual and legal questions under this Plan, including but not limited to the entitlement of Participants and others, and the amounts of their respective interests. Each interested party may act and rely upon all information reported to them hereunder and need not inquire into the accuracy thereof, nor be charged with any notice to the contrary.

(e)          Rules and Regulations.  Any rule not in conflict or at variance with the provisions hereof may be adopted by the Committee.

(f)          Errors in Computations.  The Company nor the Committee shall not be liable or responsible for any error in the computation of any benefit payable to or with respect to any Participant resulting from any misstatement of fact made by the Participant or by or on behalf of any survivor to whom such benefit shall be payable, directly or indirectly, to Apogee, and used by the Company in determining the benefit. Apogee shall not be obligated or required to increase the benefit payable to or with respect to such Participant which, on discovery of the misstatement, is found to be understated as a result of such misstatement of the Participant. However, the benefit of any Participant which is overstated by reason of any such misstatement or any other reason shall be reduced to the amount appropriate in view of the truth (and to recover any prior overpayment by offset or other legal process).

(g)          ERISA Status.  This Plan is adopted with the understanding that it is an unfunded plan maintained primarily for the purpose of providing deferred compensation for non-employee directors only, and thus is not subject to ERISA. Each provision shall be interpreted and administered accordingly.

(h)          IRC Status.  This Plan is intended to be a nonqualified deferred compensation arrangement. The rules of section 401(a) et. seq. of the Code shall not apply to this Plan. The rules of section 409A of the Code shall apply to this Plan to the extent applicable and this Plan Statement shall be construed and administered accordingly. The Company nor any of its officers, directors, agents or affiliates shall be obligated, directly or indirectly, to any Participant or any other person for any taxes, penalties, interest or like amounts that may be imposed on the Participant or other person on account of any amounts under this Plan or on account of any failure to comply with any Code section.

Adopted by the Board on October 9, 1998, subject to and effective upon shareholder approval

Approved by shareholders on June 22, 1999

Amended and Restated by the Board on October 11, 2006

Amended by the Board on February 27, 2009

Amended by the Board on April 29, 2009

Amended and Restated by the Board on April 30, 2014, subject to and effective upon shareholder approval

4400 West 78th Street Suite 520 Minneapolis, MN 55435

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS    PROXY    CARD    IS    VALID    ONLY    WHEN    SIGNED     AND    DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors	☐	☐	☐
Nominees

01	ROBERT J. MARZEC 02 DONALD A. NOLAN 03 DAVID E. WEISS

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.						For	Against	Abstain
2.	ADVISORY APPROVAL OF APOGEE’S EXECUTIVE COMPENSATION.					☐	☐	☐
3.	PROPOSAL TO APPROVE THE 2014 RESTATEMENT OF THE APOGEE ENTERPRISES, INC. 2009 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN.					☐	☐	☐
4.	PROPOSAL TO APPROVE THE 2014 RESTATEMENT OF THE APOGEE ENTERPRISES, INC. DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS.					☐	☐	☐
5.	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS APOGEE’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2015.					☐	☐	☐
NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly be brought before the meeting.

			Yes	No
Please indicate if you plan to attend this meeting			☐	☐
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

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Annual Meeting of Shareholders

APOGEE ENTERPRISES, INC.

June 25, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints JOSEPH F. PUISHYS, JAMES S. PORTER and PATRICIA A. BEITHON as Proxies, each with the power to appoint his or her substitute, and hereby authorizes any one of them to represent and to vote, as designated on the reverse, all of the shares of Common Stock of Apogee Enterprises, Inc. (“Apogee”) held of record by the undersigned on May 2, 2014, at the Annual Meeting of Shareholders of Apogee to be held on June 25, 2014, or any adjournment thereof, and hereby revokes all former Proxies.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5.

If you are a participant in the Apogee Employee Stock Purchase Plan, this card directs Computershare Shareowner Services LLC, as the Plan Administrator, to vote, as designated on the reverse, all of the shares of Apogee Common Stock held of record in the Plan account for which it has received direction by 11:59 A.M. Eastern Time on June 23, 2014. The Plan Administrator cannot vote the shares unless it receives timely direction from you.

If you are a participant in the Apogee 401(k) Retirement Plan, this card directs Principal Trust Company, as Trustee for the Plan, to vote, as designated on the reverse, all of the shares of Apogee Common Stock held of record in the Plan account. The Trustee will vote, with regard to the Plan, shares of Apogee Common Stock for which it has not received direction by 11:59 A.M. Eastern Time on June 23, 2014 in the same proportion as directed shares are voted, unless contrary to ERISA or unless contrary to applicable law.

Continued and to be signed on reverse side

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 25, 2014

Meeting Information
Meeting Type: Annual Meeting
APOGEE ENTERPRISES, INC.	For holders as of: May 02, 2014
	Date: June 25, 2014	Time: 9:30 AM CDT
Location: Apogee Enterprises, Inc.
4400 West 78th Street
Suite 520 Minneapolis, MN 55435

4400 West 78th Street Suite 520 Minneapolis, MN 55435	You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report        2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow  è  (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  è  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 11, 2014 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  è  available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you vote FOR the following: 1. Election of Directors
Nominees
01 ROBERT J. MARZEC 02 DONALD A. NOLAN 03 DAVID E. WEISS

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

2. ADVISORY APPROVAL OF APOGEE’S EXECUTIVE COMPENSATION.

3. PROPOSAL TO APPROVE THE 2014 RESTATEMENT OF THE APOGEE ENTERPRISES, INC. 2009 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN.

4. PROPOSAL TO APPROVE THE 2014 RESTATEMENT OF THE APOGEE ENTERPRISES, INC. DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS.

5. RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS APOGEE’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2015.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly be brought before the meeting.